                                                                   EXHIBIT 10.39


                              ROCKFORD LIMITED I

                                   Seller,



                          ROCKFORD INDUSTRIES, INC.


                                  Servicer,



                   TEXAS COMMERCE BANK NATIONAL ASSOCIATION


                        Trustee and Back-up Servicer,


                                     and


                       SUNAMERICA LIFE INSURANCE COMPANY




                  __________________________________________


                      AMENDED, RESTATED AND CONSOLIDATED
                       POOLING AND SERVICING AGREEMENT


                          Dated as of August 28, 1997


                  __________________________________________

                               TABLE OF CONTENTS

                                   ARTICLE I

                                  DEFINITIONS
Section 1.01   Definitions                                                  2
Section 1.02   Other Definitional Provisions                               23

                                  ARTICLE II

  ESTABLISHMENT OF TRUST; CONVEYANCE OF TRUST ASSETS;TITLE AND
                PRESERVATION OF SECURITY INTERESTS
Section 2.01   Establishment of Trust; Initial and Subsequent Closings;
               Conveyance of Trust Assets                                  24
Section 2.02   Acceptance by Trustee                                       27
Section 2.03   Lease Receivables; Repurchase; Substitution                 27
Section 2.04   Releases                                                    29

                                  ARTICLE III

              ADMINISTRATION AND SERVICINGOF LEASES AND EQUIPMENT
Section 3.01   Acceptance of Appointment; Duties of Servicer               30
Section 3.02   Collection of Payments                                      32
Section 3.03   Servicer Advances                                           33
Section 3.04   Realization Upon Defaulted Lease Contracts                  33
Section 3.05   Security Deposits                                           33
Section 3.06   Representations and Warranties of Servicer                  34
Section 3.07   Covenants of Servicer                                       36
Section 3.08   Servicing Compensation; Payment of Expenses by Servicer     38
Section 3.09   Monthly Statement; Annual Report                            39
Section 3.10   Annual Statement as to Compliance; Notice of Default        39
Section 3.11   Annual Independent Public Accountants' Servicing Report     40
Section 3.12   Merger or Consolidation of, or Assumption of the Obligations
               of, Servicer                                                40
Section 3.13   Servicer Not To Resign                                      41
Section 3.14   Access to Certain Documentation and Information Regarding
               the Trust Assets                                            41
Section 3.15   No Offset                                                   42
Section 3.16   Delivery of Backup Tapes to Back-up Servicer.               42

                                  ARTICLE IV
        RIGHTS OF CERTIFICATEHOLDERS AND ALLOCATION AND APPLICATION OF
                                  COLLECTIONS

Section 4.01   Rights of Certificateholders                                42

Section 4.02    Establishment of Lockbox Account                            42
Section 4.03    Establishment of Investment Account                         43
Section 4.04    Establishment of the Certificate Accounts                   44
Section 4.05    Letter of Credit; Cash Collateral Account                   45
Section 4.06    Determination of Principal Amounts                          47
Section 4.07    Determination of Interest Amounts                           48
Section 4.08    Collections and Allocations; Required Deposits              49
Section 4.09    Account Agreements                                          51
Section 4.10    Payments under the Policy                                   51
Section 4.11    Investment of Monies Held in the Investment Account and
                the Cash Collateral Account                                 52

                                   ARTICLE V

                DISTRIBUTIONS AND REPORTS TOCERTIFICATEHOLDERS
Section 5.01    Distributions to Certificateholders                         52
Section 5.02    Annual Certificateholders' Tax Statement                    54

                                  ARTICLE VI

                               THE CERTIFICATES
Section 6.01    The Certificates                                            54
Section 6.02    Authentication of Certificates                              55
Section 6.03    Registration of Transfer and Exchange of Certificates       55
Section 6.04    Restrictions on Transfer of Certificates                    56
Section 6.05    Mutilated, Destroyed, Lost or Stolen Certificates           56
Section 6.06    Persons Deemed Owners                                       57
Section 6.07    Appointment of Paying Agent                                 57
Section 6.08    Access to List of Certificateholders' Names and Addresses   58
Section 6.09    Authenticating Agent                                        58
Section 6.10    Non-Petition                                                59
Section 6.11    Private Offering and Transferability                        59

                                  ARTICLE VII

                          MATTERS RELATING TO SELLER
Section 7.01    Representations and Warranties Regarding Seller             60

                                 ARTICLE VIII

                     ADDITIONAL MATTERS RELATING TO SELLER
Section 8.01    Covenants of Seller                                         64
Section 8.02    Indemnification of the Trust, Trustee, Bond Insurer,
                Back-up Servicer, Successor Servicer and Certificateholders 66
Section 8.03    Additional Obligations                                      66

Section 8.04    Servicer Reporting Requirements                                70
Section 8.05    Annual Independent Public Accountant's Servicing Report;
                Annual Federal Tax Lien Search                                 72
Section 8.06    Filing                                                         73
Section 8.07    Name Change or Relocation                                      74
Section 8.08    Chief Executive Office                                         74
Section 8.09    Costs and Expenses                                             74

                                  ARTICLE IX

                               SERVICER DEFAULTS
Section 9.01    Servicer Defaults                                              74
Section 9.02    Back-up Servicer to Act; Appointment of Successor              77
Section 9.03    Notification to Certificateholders and Rating Agencies         78
Section 9.04    Waiver of Past Defaults                                        78
Section 9.05    Limitation                                                     79

                                   ARTICLE X

                                  THE TRUSTEE
Section 10.01   Duties of Trustee                                              79
Section 10.02   Certain Matters Affecting Trustee                              81
Section 10.03   Trustee Not Liable for Recitals in Certificates                82
Section 10.04   Rockford to Pay Certain of Trustee's Fees and Expenses.        83
Section 10.05   Eligibility Requirements for Trustee                           83
Section 10.06   Resignation or Removal of Trustee                              84
Section 10.07   Successor Trustee                                              84
Section 10.08   Merger or Consolidation of Trustee                             85
Section 10.09   Appointment of Co-Trustee or Separate Trustee                  85
Section 10.10   Tax Returns                                                    87
Section 10.11   Trustee May Enforce Claims Without Possession of Certificates  87
Section 10.12   Suits for Enforcement                                          87
Section 10.13   Rights of the Controlling Party to Direct Trustee              87
Section 10.14   Representations and Warranties of Trustee                      87
Section 10.15   Maintenance of Office or Agency                                88
Section 10.16   Servicer Default                                               88
Section 10.17   Review of Lease Files                                          88

                                  ARTICLE XI

                                  TERMINATION
Section 11.01   Termination of Trust                                           89
Section 11.02   Optional Purchase                                              89
Section 11.03   Final Distribution                                             89

                                  ARTICLE XII

                           MISCELLANEOUS PROVISIONS
Section 12.01    Amendment                                                90
Section 12.02    Protection of Right, Title and Interest to Trust Assets  91
Section 12.03    Limitation on Rights of Certificateholders               92
Section 12.04    Governing Law                                            93
Section 12.05    Notices                                                  93
Section 12.06    Severability of Provisions                               93
Section 12.07    Assignment                                               93
Section 12.08    Certificates Nonassessable and Fully Paid                93
Section 12.09    Further Assurances                                       94
Section 12.10    No Waiver; Cumulative Remedies                           94
Section 12.11    Counterparts                                             94
Section 12.12    Third-Party Beneficiary                                  94
Section 12.13    Actions by Certificateholders.                           94
Section 12.14    Intention of Parties                                     94
Section 12.15    Merger and Integration                                   95
Section 12.16    Headings                                                 95
Section 12.17    Certificates and Opinions of Counsel                     95
Section 12.18    Bond Insurer Default                                     96
Section 12.19    Non-Petition                                             96

                                   EXHIBITS:

     Exhibit A:  Form of Class A Certificate
     Exhibit B:  Form of Class B Certificate
     Exhibit C:  Form of Seller Certificate
     Exhibit D:  Form of Monthly Statement
     Exhibit E:  Form of Lease Schedule
     Exhibit F:  Transfer Certificate
     Exhibit G:  Form of Lease File Review Certificate
     Exhibit H:  Form of Supplemental Grant of Substitute Lease Contracts

                                  SCHEDULES:

     Schedule 3.01(b):  Servicing Procedures

                      AMENDED, RESTATED AND CONSOLIDATED
                        POOLING AND SERVICING AGREEMENT


          THIS AMENDED, RESTATED AND CONSOLIDATED POOLING AND SERVICING AGREEMENT, entered into and dated as of August 28, 1997 (as hereinafter amended and supplemented, this "Agreement"), is by and among ROCKFORD LIMITED I, a New
                        ---------
York corporation ("Seller"), as "Seller" hereunder, ROCKFORD INDUSTRIES, INC., a
                   ------
California corporation ("Rockford" or "Servicer"), as "Servicer" hereunder,
                         --------      --------
TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America ("Trustee"
                                                                        -------
or "Back-up Servicer"), as "Trustee" and "Back-up Servicer" and as the initial
    ----------------
"Transfer Agent and Registrar" and "Paying Agent" hereunder, and SUNAMERICA LIFE INSURANCE COMPANY, an Arizona corporation ("SunAmerica").
                                            ----------

                                   RECITALS

          Rockford, Trustee, SunAmerica and Seller (in its own capacity and as successor in interest to each of Seller's Predecessors through the merger thereof into Seller) are parties to each of the Existing Pooling and Servicing Agreements (as these and the other capitalized terms used and not otherwise defined in these Recitals are defined in Section 1.01 hereof), pursuant to
                                         ------------
which, among other things, the Existing Trusts were created, certain assets were transferred by Seller (and/or Seller's Predecessors) to one or more of the Existing Trusts, and the Existing Certificates evidencing ownership interests in the Existing Trusts were issued.

          Seller, Rockford, Trustee and SunAmerica have entered into this Agreement in order to continue, modify, combine, consolidate and restructure the Existing Pooling and Servicing Agreements and the Existing Certificates to: (a) reflect the addition of a surety bond issued by a "AAA" or "Aaa" rated monoline insurance company; (b) cause the Class A Certificates to be issued hereunder in exchange for (and in replacement of) the Existing Certificates (and all newly issued Class A Certificates to be issued hereunder) to receive a "AAA" or "Aaa" rating; (c) cause the Class B Certificates to be issued hereunder in replacement of the Existing Certificates (and all newly issued Class B Certificates to be issued hereunder) to receive at least a "BBB" rating by Duff & Phelps; (d) continue, combine, consolidate, modify (in various respects), add to and restate the representations, warranties, covenants and other obligations originally made in or created under the Existing Pooling and Servicing Agreements; and (e) combine, consolidate, amend, restate and completely replace the Existing Pooling and Servicing Agreements and the Existing Certificates, all upon the terms and provisions and subject to the conditions hereinafter set forth.

          Accordingly each of the Existing Pooling and Servicing Agreements and the Existing Certificates are each hereby modified, amended, combined, consolidated, restated, and replaced in their entirety in accordance with the following terms and conditions, effective as of the date hereof:

                                   "RECITALS

     Seller (on its own behalf and as successor in interest to each of Seller's Predecessors by reason of the merger thereof into Seller), Rockford, Trustee and Back-up Servicer are entering into this Agreement for the following purposes:

     (a) To effect the creation of the Trust by the name of "Rockford Lease Receivable Backed Trust 1997-A," and to effect the merger and consolidation of each of the Existing Trusts into the Trust.

     (b) To acknowledge the transfer from time to time by Seller to the Trust of the Trust Assets.

     (c) To provide for the issuance by the Trust to or upon the order of Seller from time to time of various Certificates evidencing (except as provided in and subject to Section 12.14 hereof) the ownership of undivided interests in the
           -------------
Trust.

     (d) To provide for the appointment of Rockford as Servicer hereunder and to delineate the duties and responsibilities of Rockford in such capacity.

     (e) To provide for such other matters as are set forth herein.

     Now, therefore, in consideration of the premises, the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each party agrees as follows for the benefit of the other parties and for the benefit of the Certificateholders and Bond Insurer:

                                   ARTICLE I

                                  DEFINITIONS


     Section 1.01 Definitions.  Whenever used in this Agreement, the following
                  -----------
words and phrases shall have the respective meanings indicated below:

          "Accounts" shall mean each of the Lockbox Account, the Investment
           --------
     Account, the Certificate Accounts and the Cash Collateral Account.

          "Accrual Date" shall mean, with respect to any Certificate, the date
           ------------
     upon which interest begins accruing on such Certificates, as specified in such Certificate, which will be August 28, 1997 with respect to the Certificates issued on the Initial Closing Date.

          "Accrual Interval" shall mean, with respect to each Accrual Period
           ----------------
     other than the Accrual Period relating to the Initial Payment Date, each period beginning on a Payment Date (or with respect to any Certificates issued on a Subsequent Closing Date during such Accrual

     Period, the related Subsequent Closing Date) and ending on the day immediately prior to the earlier of the next Subsequent Closing Date or Payment Date, as appropriate. The Accrual Interval with respect to the Accrual Period relating to the Initial Payment Date shall be the period beginning on the Accrual Date (or with respect to any Certificates issued on a Subsequent Closing Date during such Accrual Period, the related Subsequent Closing Date) and ending on the day immediately prior to the earlier of the next Subsequent Closing Date or the Initial Payment Date, as appropriate. Each Accrual Period may consist of multiple Accrual Intervals.

          "Accrual Period" shall mean the period beginning on the fifteenth
           --------------
     (15th)day of each month (or, in the case of the Accrual Period that is applicable to the Initial Payment Date, beginning on the Accrual Date for such Certificates) and ending on the fourteenth (14th) day of the immediately following month.

          "Additional Servicing Fee" shall mean the reasonable servicing fee due
           ------------------------
     the Successor Servicer and payable in accordance herewith to a Successor Servicer appointed pursuant to Section 9.02(a) that is in excess of the
                                    ---------------
     Servicing Fee.

          "Affiliate" of any Person shall mean any other Person directly or
           ---------
     indirectly controlling, controlled by or under common direct or indirect control with the first Person. The Trust shall not be deemed an Affiliate of Seller, Rockford or Trustee.

          "Aggregate Discounted Lease Contract Balance" shall mean at any time
           -------------------------------------------
     of determination, an amount equal to the sum of the Discounted Lease Contract Balances of all Lease Contracts constituting Trust Assets.

          "Aggregate Class A Credit Enhancement" shall have the meaning
           ------------------------------------
specified in Section 9.03(b).

          "Applicants" shall have the meaning specified in Section 6.08.
           ----------                                      ------------

          "Application for Certificate of Title" shall mean:  (a) with regard to
           ------------------------------------
     each Vehicle owned   by Seller for which a Certificate of Title has not
     been issued naming Seller as owner and Trustee as the first lienholder, evidence that an application for a Certificate of Title naming Seller as owner and Trustee as first lienholder has been submitted to the appropriate authority; and (b) with respect to each Vehicle in which Seller has a security interest, evidence that an application for a Certificate of Title or other notice of a vehicle lien necessary to perfect the Trust's lien in such Vehicle (whether originally or through assignment of such lien to Trustee by Rockford and/or Seller) has been submitted to the appropriate authority within 180 days of purchase by the Trust with respect to Certificates of Title originally issued in the name of Rockford.

          "Authorized Denominations" as related to the Class A Certificates and
           ------------------------
     Class B Certificates, shall mean $100,000 or any integral multiple thereof; provided, however, that if on any Closing Date the aggregate principal
     --------  -------
     balance of the Class A Certificates or Class B Certificates is not an integral multiple of $100,000, then one Certificate may be issued that is not an integral multiple of $100,000.

          "Available Amount" shall mean, as of any date of determination, the
           ----------------
     sum of (i) the Available LOC Amount (as defined in the Letter of Credit Reimbursement Agreement) and (ii) the amount on deposit in the Cash Collateral Account (in each case as of such date of determination).

          "Back-up Servicer" shall mean the institution executing this Agreement
           ----------------
     as Back-up Servicer or any successor back-up servicer appointed as herein provided.

          "Back-up Servicer Fee" shall mean an amount, for each Payment Date,
           --------------------
     equal to one-twelfth (1/12th) of 0.025% of the aggregate of the Certificate Balances of all outstanding Certificates as of the first day of the Collection Period immediately preceding such Payment Date.

          "Blended Class A Interest Shortfall Rate" shall mean, as of the close
           ---------------------------------------
     of business on any Payment Date, the weighted average of the Certificate Rates for each of the Class A Certificates that have been issued and are outstanding.

          "Blended Class B Interest Shortfall Rate" shall mean, as of the close
           ---------------------------------------
     of business on any   Payment Date, the weighted average of the Certificate
     Rates for each of the Class B Certificates that have been issued and are outstanding.

          "Bond Insurer" shall mean Capital Markets Assurance Corporation, a New
           ------------
     York stock insurance company, and its permitted successors and assigns.

          "Bond Insurer Default" shall mean the occurrence and continuance of
           --------------------
     any of the following events:

                  (a) the failure by Bond Insurer to make a payment under the Policy in accordance with its terms; or

                  (b)  an Insurer Insolvency.

          "Bond Insurer Premium" shall have the meaning set forth in the
           --------------------
Insurance Agreement.

          "Bond Insurer Premium Rate" shall have the meaning set forth in the
           -------------------------
     Insurance Agreement.

          "Business Day" shall mean any day other than a Saturday, Sunday or a
           ------------
     day on which the Controlling Party or banking institutions in New York, New York or Houston, Texas are authorized or obligated by law or executive order to be closed.

          "Cash Collateral Account" shall mean the trust account designated as
           -----------------------
     such, established and maintained pursuant to Section 4.05(d).
                                                  ---------------

          "Cash Collateral Withdrawal" shall have the meaning specified in
           --------------------------
     Section 4.05(d).
     ---------------

          "Certificate" shall mean any one of the Class A Certificates or Class
           -----------
     B certificates.

          "Certificate Accounts" shall mean the Class A Certificate Account and
           --------------------
the Class B Certificate Account.

          "Certificate Balance" shall mean with respect to each Certificate, on
           -------------------
     any date of determination, an amount equal to (a) the original principal amount of such Certificate minus (b) the aggregate amount of principal distributions in respect of such Certificate made pursuant to Section 5.01.
                                                                   ------------

          "Certificateholder" or "Holder" shall mean the record holder of a
           -----------------------------
     Certificate as shown on the Certificate Register; provided, however, that,
                                                       --------  -------
     solely for the purposes of giving any consent, waiver, request or demand pursuant to this Agreement, any Certificate registered in the name of Seller, Rockford, Trustee or any of their respective Affiliates shall be disregarded.

          "Certificate of Title" shall mean:  (a) with regard to each Vehicle
           --------------------
     originally owned by Rockford, the original certificate of title relating to such Vehicle, which shall name Seller as the owner of such Vehicle and Trustee as first lienholder; and (b) with respect to each Vehicle in which Rockford originally had a security interest, (i) for Vehicles titled in the States of Arizona, Kansas, Kentucky, Maryland, Michigan, Montana, New York, Oklahoma, Wisconsin or Wyoming (collectively, the "Notice States"), an
                                                        -------------
     original notice of lien evidencing that Trustee has been named as first lienholder of record with respect to such Vehicle, whether originally or through assignment of such lien to Trustee by Rockford and/or Seller, or
     (ii) for Vehicles titled in other than one of the Notice States, the original certificate of title relating to such Vehicle, which shall name Trustee as first lienholder, whether originally or through assignment of such lien to Trustee by Rockford and/or Seller.

          "Certificate Rate" shall mean with respect to each Class A Certificate
           ----------------
     and Class B Certificate issued on any Closing Date, the per annum rate of interest for such Certificate (calculated on the basis of a 360 day calendar year) determined pursuant to the Purchase Agreement and set forth on the face of such Certificate.

          "Certificate Register" shall mean the register maintained by Trustee
           --------------------
     pursuant to Section 6.03, providing for the registration of the
                 ------------
     Certificates and transfers and exchanges thereof.

          "Class A Certificate" shall mean any one of the Fixed Rate Lease
           -------------------
     Receivables-Backed Senior Certificates authenticated by Trustee and substantially in the form attached hereto as Exhibit "A".
                                                  -----------

          "Class A Certificate Account" shall mean the account designated as
           ---------------------------
such, established and maintained pursuant to Section 4.04(a).
                                             ---------------

          "Class A Certificate Distributable Amount" shall mean, for any Payment
           ----------------------------------------
     Date, an amount equal to the sum, without duplication, of the Class A Certificate Interest Distributable Amount, the Class A Certificate Interest Shortfall Carryover, the Class A Certificate Principal Distributable Amount and the Class A Certificate Principal Shortfall Carryover.

          "Class A Certificate Interest Distributable Amount" shall have the
           -------------------------------------------------
     meaning specified in Section 4.07(a).
                          ---------------

          "Class A Certificate Interest Shortfall Carryover" shall mean, as of
           ------------------------------------------------
     the close of business on any Payment Date, the sum of (a) the excess of (i) the Class A Certificate Interest Distributable Amount for such Payment Date plus any outstanding Class A Certificate Interest Distributable Amount which remains unpaid from any preceding Payment Date, over (ii) the sum of the amount of interest actually deposited in the Class A Certificate Account on the related Deposit Date pursuant to Section 4.08(b)(vii), plus
                                                     --------------------
     (b) interest on such excess, to the extent permitted by law, at the Blended Class A Interest Shortfall Rate from such Payment Date through the immediately succeeding Payment Date.

          "Class A Certificate Investor Interest" shall mean, as of any Payment
           -------------------------------------
     Date, an amount equal to the Initial Class A Certificate Investor Interest,

     minus the aggregate amount of payments of principal distributed to the
     -----
     Holders of Class A Certificates pursuant to Section 5.01 on or prior to
                                                -------------
     such Payment Date.

          "Class A Certificate Principal Distributable Amount" shall have the
           --------------------------------------------------
     meaning specified in Section 4.06(a).
                          ---------------

          "Class A Certificate Principal Shortfall Carryover" shall mean, as of
           -------------------------------------------------
     the close of business on any Payment Date, the excess of (a) the Class A Certificate Principal Distributable Amount for such Payment Date plus any outstanding Class A Certificate Principal Distributable Amount which remains unpaid from any preceding Payment Date over (b) the sum of the amount of principal actually deposited in the Class A Certificate Account on the related Deposit Date pursuant to Section 4.08(b)(viii).
                                             ---------------------

          "Class B Certificate" shall mean any one of the Fixed Rate Lease
           -------------------
Receivables-Backed Senior Certificates authenticated by Trustee and substantially in the form attached hereto as Exhibit "B".
                                            ------------

          "Class B Certificate Account" shall mean the account designated as
           ---------------------------
such, established and maintained pursuant to Section 4.04(b).
                                             ---------------

          "Class B Certificate Distributable Amount" shall mean, for any Payment
           ----------------------------------------
     Date, an amount equal to the sum, without duplication, of the Class B Certificate Interest Distributable Amount, the Class B Certificate Interest Shortfall Carryover, the Class B Certificate Principal Distributable Amount and the Class B Certificate Principal Shortfall Carryover.

          "Class B Certificate Interest Distributable Amount" shall have the
           -------------------------------------------------
     meaning specified in Section 4.07(b).
                          ---------------

          "Class B Certificate Interest Shortfall Carryover" shall mean, as of
           ------------------------------------------------
     the close of business on any Payment Date, the sum of (a) the excess of (i) the Class B Certificate Interest Distributable Amount for such Payment Date plus any outstanding Class B Certificate Interest Distributable Amount which remains unpaid from any preceding Payment Date, over (ii) the sum of the amount of interest actually deposited in the Class B Certificate Account on the related Deposit Date pursuant to Section 4.08(b)(x), plus
                                                     ------------------
     (b) interest on such excess, to the extent permitted by law, at the Blended Class B Interest Shortfall Rate from such Payment Date through the immediately succeeding Payment Date.

          "Class B Certificate Investor Interest" shall mean, as of any Payment
           -------------------------------------
     Date, an amount equal to the Initial Class B Certificate Investor Interest,

     minus the aggregate amount of payments of principal distributed to the
     -----
     Holders of Class B Certificates pursuant to Section 5.01 on or prior to
                                                -------------
     such Payment Date.

          "Class B Certificate Principal Distributable Amount" shall have the
           --------------------------------------------------
     meaning specified in Section 4.06(b).
                          ---------------

          "Class B Certificate Principal Shortfall Carryover" shall mean, as of
           -------------------------------------------------
     the close of business on any Payment Date, the excess of (a) the Class B Certificate Principal Distributable Amount for such Payment Date plus any outstanding Class B Certificate Principal Distributable Amount which remains unpaid from any preceding Payment Date over (b) the sum of the amount of principal actually deposited in the Class B Certificate Account on the related Deposit Date pursuant to Section 4.08(b)(xi).
                                             -------------------

          "Closing Date" shall mean the Initial Closing Date and each Subsequent
           ------------
     Closing Date, as the context requires.

          "Collection Period" shall mean with respect to each Payment Date, the
           -----------------
     period commencing on the first day of the calendar month immediately preceding the month in which such Payment Date occurs and ending on the close of business on the last day of such preceding calendar month.

          "Collections" shall mean, with respect to any Collection Period, all
           -----------
     payments and   recoveries received and made during such Collection Period relating to the Trust Assets or the Equipment including, but not limited to, (a) all proceeds realized in connection with the early termination of a Lease Contract and all early termination payments made by the Lessee under a Lease Contract, (b) any and all proceeds realized from the sale, re-lease or other remarketing of the Equipment, (c) prepayments, early payments and late payments, (d) Scheduled Payments, (e) Purchase Amounts, (f) Insurance Proceeds, (g) any Guaranty Amounts, (h) Recoveries, (i) Residual Proceeds and (j) Overdue Payments.

          "Consolidated Certificates" shall have the meaning specified in
           -------------------------
Section 2.01(h).
---------------

          "Consolidated Class A Certificate Investor Interest" shall mean, as of
           --------------------------------------------------
     any date of   determination, that portion of the Class A Certificate
     Investor Interest relating to the Consolidated Certificates, as reflected on the books and records of Servicer.

          "Consolidated Class B Certificate Investor Interest" shall mean, as of
           --------------------------------------------------
     any date of   determination, that portion of the Class B Certificate
     Investor Interest relating to the Consolidated Certificates, as reflected on the books and records of Servicer.

          "Controlling Party" shall mean, as of any date of determination: (a)
           -----------------
     Bond Insurer,   so long as (i) any amounts are owed hereunder to the
     holders of the Class A Certificates, (ii) the Policy remains in full force and effect, and (iii) no Bond Insurer Default shall have occurred and be continuing; or (b) the Majority Certificateholders, (i) so long as any Bond Insurer Default has occurred and is continuing, or (ii) if the Policy has expired or has been terminated, or the Policy is otherwise no longer in effect, or (iii) if there are no other amounts owed hereunder to the holders of the Class A Certificates.

          "Corporate Trust Office" shall mean the principal office of Trustee at
           ----------------------
     which at any particular time its corporate trust business shall be principally administered, which office at the date of the execution of this Agreement is located at 600 Travis, 8th Floor, Houston, Texas 77002,
     Attention: Global Trust Services -- Rockford 1997-A.

          "Cut-Off Date" shall mean (i) with respect to the Initial Closing
           ------------
     Date, the Initial Cut-Off Date, and (ii) with respect to each Subsequent Closing Date, the "Cut-Off Date" for Lease Contracts sold to the Trust on such Subsequent Closing Date as determined pursuant to the Purchase Agreement and specified in the Sale Assignment covering such Lease Contracts.

          "Debt" of any Person shall mean (a) indebtedness of such Person for
           ----
     borrowed money, (b) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) obligations of such Person to pay the deferred purchase price of property or services, (d) obligations of such Person as lessee under leases which have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, (e) obligations secured by any Lien upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations, (f) obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (a) through (e)
                                           -----------------------
     above, and (g) liabilities in respect of unfunded vested benefits under plans covered by Title IV of ERISA.

          "Defaulted Lease Contract" shall mean a Lease Contract as to which
           ------------------------
     Servicer has reasonably determined, in accordance with its customary servicing procedures, that it shall not make a Servicer Advance or that a prior Servicer Advance is unrecoverable; provided, however, that each Lease
                                              --------  -------
     Contract as to which the Lessee thereunder is delinquent in any portion of the Scheduled Payments for a period of 91 days or more shall automatically be deemed a Defaulted Lease Contract.

          "Delinquent Lease Contract" shall mean a Lease Contract as to which
           -------------------------
     the Lessee   thereunder is delinquent in any portion of the Scheduled
     Payments for a period of more than 30 days but less than 61 days.

          "Deposit Date" shall mean, with respect to each Collection Period, the
           ------------
     Business Day immediately preceding the related Payment Date.

          "Default Charge-off Ratio" shall mean, a fraction (expressed as a
           ------------------------
     percentage, determined as of the last day of any Collection Period) equal to (a) four (4), times (b) the aggregate outstanding Discounted Lease
                      -----
     Contract Balance of all Lease Contracts that first became Defaulted Lease Contracts during such Collection Period and during each of the preceding two Collection Periods net of related Recoveries, divided by (c) the sum of
                                                       ----------
     the Discounted Lease Contract Balances of all Lease Contracts as of the last day of such Collection Period and each of the two preceding Collection Periods, divided by (d) three (3); provided, however, that in making such
              ----------                --------  -------
     determination, the Discounted Lease Contract Balance of all of the Defaulted Lease Contracts described in clause (b) hereof shall be determined without giving effect to the proviso in the definition of "Discounted Lease Contract Balance."

          "Determination Date" shall mean the second Business Day preceding each
           ------------------
     Deposit Date.

          "Discounted Lease Contract Balance" shall mean, with respect to each
           ---------------------------------
     Lease Contract, at any time of determination, the present value calculated at the applicable Discount Pool Rate of all of the remaining Scheduled Payments (including, without limitation, those that are past due, but excluding any Scheduled Payment for which a Servicer Advance has been made) constituting the Lease Contract Balance of such Lease Contract; provided,
                                                                     --------
     however, that any Lease Contract with a deferral period shall include such
     -------
     deferral period in the calculation of such present value; provided,
                                                               --------
     further, however, that the Discounted Lease Contract Balance of any Lease
     -------  -------
     Contract that is a Defaulted Lease Contract, Early Termination Lease Contract or Expired Lease Contract at such time shall be deemed to be equal to zero.

          "Discount Pool Rate" shall mean as to all Lease Contracts purchased by
           ------------------
     the Trust on a particular Closing Date, (i) the sum (for all Certificates issued on such Closing Date) of the products of (x) the original principal amount of each Certificate issued on such Closing Date, multiplied by (y)
                                                             ----------
     the Certificate Rate for such Certificate, with such sum being divided by the aggregate principal amount of all Certificates issued on such Closing Date, plus (ii) 0.545% (such percentage being the sum of the Servicing Fee rate, the Trustee Fee rate and the Back-up Servicer Fee rate), and for purposes of this Agreement the resulting rate shall be calculated on the basis of a 360 day year and on actual days elapsed.

          "Draw Amount" shall have the meaning specified in Section 4.05(b).
           ------------                                     ---------------

          "Draw Down Date" shall have the meaning specified in Section 4.05(f).
           --------------                                      --------------

          "Duff & Phelps" shall mean shall mean Duff & Phelps Credit Rating Co.
           -------------

          "Early Termination Lease Contract" shall mean any Lease Contract that
           --------------------------------
     has terminated prior to its Scheduled Expiration Date and with respect to which the related Repurchase Price has been deposited into the Investment Account.

          "Eligible Institution" means (a) a depository institution or trust
           --------------------
     company whose long-term unsecured debt obligations are rated at least AAA by Standard & Poor's and Aaa by Moody's, or (b) a federal or state chartered depository institution with accounts subject to regulations regarding fiduciary funds on deposit substantially similar to 12 C.F.R.
     Section 9.10(b).

          "Eligible Investments" shall mean:
           --------------------

                  (a) negotiable instruments or securities represented by instruments in bearer or registered or in book-entry form which evidence (i) obligations fully guaranteed by the United States of America, including, but not limited to, depository receipts issued by a bank as custodian with respect to any such instrument or security held by the custodian for the benefit of the holder of such depository receipt; (ii) demand deposits or time deposits in, or bankers' acceptances issued by, any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by Federal or state banking or depository institution authorities, provided,
                                                               --------
          however, that at the time of the Trust's investment or contractual
          -------
          commitment to invest therein, (x) the certificates of deposit or short-term deposits, if any, of such depository institution or trust company shall have a credit rating from Moody's or Standard & Poor's of P-1 and A-1+, respectively, or the long term unsecured debt obligations (other than such obligations whose rating is based on collateral or on the credit of a Person other than such institution or trust company) of such depository institution or trust company shall have a rating in the highest investment category from Moody's or Standard & Poor's, or (y) such time deposits are fully insured by the FDIC; (iii) certificates of deposit having, at the time of the Trust's investment or contractual commitment to invest therein, a rating from Moody's or Standard & Poor's of P-1 and A-1+, respectively; or (iv) investments in money market funds rated in the highest investment category by Moody's or Standard & Poor's at the time of the Trust's investment therein or otherwise approved in writing by each Rating Agency and the Controlling Party;

                  (b) demand deposits in the name of the Trust or Trustee in any depository institution or trust company referred to in (a)
                  (ii) above;

                  (c) commercial paper (having original or remaining maturities of no more than 270 days) having, at the time of the Trust's investment or contractual commitment to invest therein, a credit rating from Moody's or Standard & Poor's of P-1 and A-1+, respectively;

                  (d) Eurodollar time deposits that are obligations of institutions whose time deposits carry a credit rating in the highest short-term rating category from Moody's or Standard & Poor's at the time of the Trust's investment therein; and

                  (e) repurchase agreements involving any of the Eligible Investments described in clauses (a)(i), (a)(iii) and (d) hereof so long as the other party to the repurchase agreement has a rating in the highest short-term rating category from Moody's or Standard & Poor's at the time of the Trust's investment therein; and

                  (f) any other investment approved in writing by the Controlling Party and each Rating Agency.

     Eligible Investments shall be held to maturity or shall otherwise be available for withdrawal which in each case shall occur on or prior to the date they are needed for payment. Eligible Investments may include, without limitation, those investments for which Trustee or an Affiliate of Trustee provides services.

          "Eligible Lease Contract" shall have the meaning set forth in the
           -----------------------
Purchase Agreement.

          "Equipment" shall mean the equipment or other property (including
           ---------
     Vehicles) leased pursuant to or otherwise covered by a Lease Contract.

          "Equipment and Lease Purchase Agreement" shall mean the Amended,
           --------------------------------------
     Restated and Consolidated Equipment and Lease Purchase Agreement of even date herewith, between Rockford and Seller.

          "ERISA" shall mean the Employee Retirement Income Security Act of
           -----
     1974, as amended.

          "Existing Certificates" shall mean each of the "Certificates" issued
           ---------------------
     by the Existing Trusts as of the Initial Closing Date with respect to the Existing

     Trust Assets, under (and as defined in) each of the Existing Pooling and Servicing Agreements,.

          "Existing Pooling and Servicing Agreements" shall mean each of the
           -----------------------------------------
following agreements, as modified and supplemented as of the Initial Closing Date, but without giving effect to any of the modifications thereto provided in this Agreement:

          (a) the Pooling and Servicing Agreement dated as of January 31, 1995,
among         Seller, Servicer, Trustee and SunAmerica;

          (b) the Pooling and Servicing Agreement dated as of February 23, 1996
among         Rockford Limited II, Servicer, Trustee and SunAmerica;

          (c) the Pooling and Servicing Agreement dated as of June 28, 1996
among         Rockford Limited II-B, Servicer, Trustee and SunAmerica;

          (d) the Pooling and Servicing Agreement dated as of September 27,
              1996 Rockford Limited II-C, Servicer, Trustee and SunAmerica;
among         and

          (e) the Pooling and Servicing Agreement dated as of February 7, 1997
among         Rockford Limited II-D, Servicer, Trustee and SunAmerica.


          "Existing Post Office Lockbox" shall have the meaning specified in
           ----------------------------
Section 4.02.
------------

          "Existing Trust Assets" shall mean all of the "Trust Assets" owned by
           ---------------------
or otherwise   transferred to the Existing Trusts as of the Initial Closing Date
under (and as defined in) each of the Existing Pooling and Servicing
Agreements.

          "Existing Trusts" shall mean the following trusts formed under (and in
           ---------------
accordance with the terms of) one of the Existing Pooling and Servicing
Agreements:

          (a) Rockford Limited I Trust 1995-A;

          (b) Rockford Limited II Trust 1996-A;

          (c) Rockford Limited II Trust 1996-B;

          (d) Rockford Limited II Trust 1996-C; and

          (e) Rockford Limited II Trust 1996-D.

          "Expired Lease Contract" shall mean any Lease Contract that has
           ----------------------
     terminated on its Scheduled Expiration Date and with respect to which the related Repurchase Price has been deposited into the Investment Account.

          "FDIC" shall mean the Federal Deposit Insurance Corporation, or its
           ----
     successors and assigns.

          "Fiscal Year" shall mean the 12 month period ending on December 31st
           -----------
     of each year.

          "Governmental Authority" shall mean the United States of America, any
           ----------------------
     state or other political subdivision thereof, any court and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Guaranty Amounts" shall mean any and all amounts paid or payable by
           ----------------
     any individual guarantor indicated on the applicable Lease Contract.

          "Independent Director" shall mean, at any particular time, any person
           --------------------
     who (A) is not then, and for five (5) years prior thereto has not been, (1) a shareholder, officer, director, partner or employee or a significant customer, creditor, supplier or independent contractor of Seller, its ultimate parent or any subsidiary or other Affiliate thereof, or (2) a member of the immediate family of any person described in clause (A)(1) hereof, and (B) does not then directly or indirectly own any class of voting capital stock of Seller or any of its Affiliates; provided, however,
                                                              --------  -------
     that, notwithstanding the foregoing, an Independent Director may be, or within the prior five (5) years may have been, an independent director of any one or more special purpose corporate subsidiaries of Rockford.

          "Independent Public Accountants" means Deloitte & Touche or any other
           ------------------------------
     any nationally recognized certified public accounting firm; provided,
                                                                 --------
     however, that such other firm is independent with respect to Servicer
     -------
     (within the meaning of the Securities Act) and is reasonably acceptable to the Controlling Party.

          "Initial Aggregate Certificate Principal Balance" shall mean as of any
           -----------------------------------------------
     date, the aggregate original principal balance of all Certificates issued on or prior to such date.

          "Initial Class A Certificate Investor Interest" shall mean on any
           ----------------------------------------------
     date, the aggregate original principal balance of all Class A Certificates issued on or prior to such date.

          "Initial Class B Certificate Investor Interest" shall mean on any
           ---------------------------------------------
     date, the aggregate original principal balance of all Class B Certificates issued on or prior to such date.

          "Initial Closing Date" shall mean the date of this Agreement.
           ---------------------

          "Initial Cut-Off Date" shall mean July 31, 1997.
           --------------------

          "Initial Payment Date" shall mean September 15, 1997.
           --------------------

          "Insurance Agreement" shall mean the Insurance and Reimbursement
           -------------------
     Agreement, dated as of August 28, 1997, by and among Bond Insurer, Seller, Rockford, SunAmerica, Trustee and Back-up Servicer.

          "Insurance Policy" shall mean, with respect to any Lease Contract and
           ----------------
     Equipment, any insurance policy, whether covering casualty or physical damage to the related Equipment, or insurance for any other purpose.

          "Insurance Proceeds" shall mean any payments made to Seller, Servicer
           ------------------
     or Trustee under an Insurance Policy.

          "Insurer Insolvency" shall have the meaning set forth in the Insurance
           ------------------
Agreement.

          "Internal Revenue Code" shall mean the Internal Revenue Code of 1986,
           ---------------------
     as amended from time to time.

          "Investment Account" shall mean the account designated as such for the
           ------------------
     deposit of Collections, established and maintained pursuant to Section
                                                                    -------
     4.03.

          "Investment Company Act" shall mean the Investment Company Act of
           ----------------------
     1940, as amended.

          "Late Payment Rate" shall have the meaning specified in the Insurance
           -----------------
     Agreement.

          "Lease Contract" shall mean each equipment lease, note and security
           --------------
     agreement, conditional sale agreement, loan agreement, note or other instrument listed on the Lease Schedule or otherwise assigned and transferred pursuant to each Sale Assignment or which is a Substitute Lease Contract and any amendments, riders and annexes thereto.

          "Lease Contract Balance" shall mean, with respect to each Lease
           ----------------------
     Contract at any time of determination, an amount equal to the aggregate of all past due and unpaid Scheduled Payments and remaining Scheduled Payments to be paid on such Lease Contract in accordance with its terms, as such amount shall be reduced from time to time to give effect to any Prepayments made with respect to such Lease Contract.

          "Lease File" shall mean with respect to each Lease Contract, (a) the
           ----------
     original manually executed Lease Contract that constitutes "chattel paper" for purposes of the UCC, (b) if required hereunder, file-stamped copies of UCC-1 financing statements showing the Lessee as debtor/lessee, Rockford as secured party/lessor, and the Equipment covered by the Lease Contract as collateral, which were filed in all appropriate locations in the states in which such Equipment is located, (c) a certified copy of any related master lease agreement, (d) an original certificate of acceptance (and, with respect to Lease Contracts originated on the form attached to the Equipment and Lease Purchase Agreement as Exhibit "D-1", an amended certificate of
                                     -------------
     acceptance
     in the form attached to the Equipment and Lease Purchase Agreement as Exhibit "E") and delivery of the Equipment covered by the Lease Contract
     -----------
     properly executed by the Lessee, (e) a certificate evidencing that the insurance required to be carried under the Lease Contract is in full force and effect, (f) the original Certificate of Title or Application for Certificate of Title and (g) all other instruments and documents directly relating to such Lease Contract or Equipment, including, without limitation, all other security and books, records and computer tapes related to the foregoing.

          "Lease Management System" shall mean the computerized electronic lease
           -----------------------
     management system maintained by Servicer for the Lease Contracts.

          "Lease Receivables" shall mean, with respect to any Lease Contract,
           -----------------
     without duplication, all of, and the right to receive all of, (i) the Scheduled Payments, (ii) any Guaranty Amounts, (iii) any Insurance Proceeds, (iv) any Residual Proceeds, (v) any Recoveries and (vi) any Liquidation Proceeds.

          "Lease Schedule" shall mean a Schedule of all of the Lease Contracts
           --------------
     constituting part of the Trust Assets, and shall consist of the Schedule attached to the Sale Assignment delivered on the Initial Closing Date and to each other Sale Assignment delivered on each Subsequent Closing Date. The Lease Schedule will be in the form attached hereto as Exhibit "E".
                                                               -----------

          "Lessee" shall mean with respect to each Lease Contract, the Person or
           ------
     Persons obligated to make payments with respect to such Lease Contract, including any guarantor thereof.

          "Letter of Credit" shall mean the letter of credit issued by the
           ----------------
     Letter of Credit Bank pursuant to the Letter of Credit Reimbursement Agreement.

          "Letter of Credit Bank" shall mean CoreStates Bank, N.A. (or any
           ---------------------
     successor thereto satisfactory to the Controlling Party) pursuant to the Letter of Credit Reimbursement Agreement.

          "Letter of Credit Commitment" shall have the meaning set forth in the
           ---------------------------
     Letter of Credit Reimbursement Agreement.

          "Letter of Credit Reimbursement Agreement" shall mean the letter of
           ----------------------------------------
     credit reimbursement agreement dated as of August 28, 1997 between Letter of Credit Bank and Rockford (or any replacement therefor satisfactory to the Controlling Party).

          "Lien" shall mean any security interest, mortgage, deed of trust,
           ----
     charge, pledge, hypothecation, assignment, deposit arrangement, equity, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing.

          "Liquidation Expenses" shall mean with respect to a Defaulted Lease
           --------------------
     Contract, in keeping with Servicer's customary procedures and the Servicing Procedures, fees and expenses incurred by Servicer in connection with the collection, repossession (including litigation costs), refurbishing and disposition of the Equipment and other out-of-pocket costs related to the liquidation.

          "Liquidation Proceeds" shall mean an amount, set forth in the Monthly
           --------------------
     Statement with respect to the related Collection Period, with respect to a Defaulted Lease Contract, in keeping with Servicer's customary procedures, proceeds from the sale or other disposition of the Equipment, damages for breach of contract, and any other recoveries with respect to such Defaulted Lease Contract and the related Equipment, net of Liquidation Expenses.

          "Lockbox Account" shall mean the account designated as such,
           ---------------
     established and maintained pursuant to Section 4.02.
                                            ------------

          "Lockbox Account Bank" shall have the meaning specified in Section
           --------------------                                      -------
     4.02.
     ----

          "Lockbox Agreement" shall have the meaning specified in Section 4.02.
           -----------------                                      ------------

          "Lockbox Servicer" shall have the meaning specified in Section 4.02.
           ----------------                                      ------------

          "Majority Certificateholders" shall mean all of the following
           ----------------------------
     Certificateholders: (a) the Holders of Class A Certificates aggregating not less than 51% of the Class A Certificate Investor Interest, and (b) the Holders of Class B Certificates aggregating not less than 51% of the Class B Certificate Investor Interest.

          "Minimum Available Amount" shall mean an Available Amount equal to
           -------------------------
     (i) the sum of   (a) 6.25 % of the sum of (1) the Consolidated Class A
     Certificate Investor Interest, plus (2) the Consolidated Class B
                                    ----
     Certificate Investor Interest, plus (b) 7.25% of the sum of (1) the
                                    ----
     difference between (A) the Class A Certificate Investor Interest, minus (B)
                                                                       -----
     the Consolidated Class A Certificate Investor Interest, plus (2) the
                                                             ----
     difference between (A) the Class B Certificate Investor Interest, minus (B)
                                                                       -----
     the Consolidated Class B Certificate Investor Interest.

          "Minimum LOC Amount" shall mean, as of any date of determination, the
           ------------------
     greatest of: (i) the sum of (a) 7.00 % of the sum of (1) the Consolidated Class A Certificate Investor Interest, plus (2) the Consolidated Class B
                                            ----
     Certificate Investor Interest, plus (b) 8.00% of the sum of (1) the
                                    ----
     difference between (A) the Class A Certificate Investor Interest, minus (B)
                                                                       -----
     the Consolidated Class A Certificate Investor Interest, plus (2) the
                                                             ----
     difference between (A) the Class B Certificate Investor Interest, minus (B)
                                                                       -----
     the Consolidated Class B Certificate Investor Interest; (ii) the lesser of
     (a) 5% of the highest Class A Certificate Investor Interest as of any prior Closing Date, and (b) $3,500,000.00; and (iii) the Aggregate Discounted Lease Contract Balance of the Lease Contracts relating to the Lessees having the three (3) highest total Discounted

     Lease Contract Balances, provided, however, that, in the event of a Servicer Default, the Minimum LOC Amount shall be equal to the Minimum LOC Amount in effect as of the date of determination immediately preceding the occurrence of such Servicer Default.

          "Monthly Statement" shall mean the statement required to be prepared
           -----------------
     by Servicer on a monthly basis pursuant to Section 3.09, substantially in
                                                ------------
     the form attached hereto as Exhibit "D".
                                 -----------

          "Moody's" shall mean Moody's Investor Service, Inc. and any successor
           -------
     thereof.

          "Net Worth Requirement" shall mean the requirement that with respect
           ----------------------
     to Servicer, as of the end of any fiscal quarter thereof:

                  (a) the total assets of Servicer and its Affiliates which would be shown as assets on a consolidated balance sheet of Servicer and its Affiliates as of such time prepared in accordance with generally accepted accounting principles consistently applied after eliminating all amounts properly attributable to minority interests, if any, in the stock and surplus of its Affiliates, minus

                  (b) the total liabilities of Servicer and its Affiliates which would be shown as liabilities on a consolidated balance sheet of Servicer and its Affiliates as of such time prepared in accordance with generally accepted accounting principles consistently applied, minus

                  (c) the net book value of all assets, after deducting any reserves applicable thereto, which would be treated as intangible under generally accepted accounting principles consistently applied, including (without limitation) good will, trademarks, trade names, service marks, brand names, copyrights, patents, and unamortized debt discount and expense, organizational expenses and the excess of the equity in any Affiliate over the cost of the investment in such Affiliate, is equal to at least the sum of (i) $18,000,000, plus (ii) 50% of the
                                                      ----
     cumulative after tax net income since December 31, 1996 of Servicer and its Affiliates.

          "Officer's Certificate" shall mean a certificate signed by any Vice
           ---------------------
     President or more senior officer of Seller or Servicer (as applicable) and delivered to Trustee and the Controlling Party.

          "Opinion of Counsel" shall mean a written opinion of outside counsel
           ------------------
     which shall be reasonably satisfactory to Trustee and the Controlling Party in form and substance acceptable to Trustee and the Controlling Party.

          "Optional Purchase Amount" shall have the meaning specified in Section
           ------------------------                                      -------
     11.02.
     ------

          "Overdue Payments" shall mean, with respect to any Lease Contract, all
           -----------------
     amounts received during any Collection Period which represent late payments or collections of Scheduled Payments due but delinquent for a previous Collection Period and not previously received.

          "Paying Agent" shall mean any paying agent appointed pursuant to
           ------------
     Section 6.07.
     ------------

          "Payment Date" shall mean with respect to each Collection Period, the
           ------------
     fifteenth (15th) day of the calendar month following such Collection Period, or, if such day is not a Business Day, the next succeeding Business Day.

          "Person" shall mean any legal person, including any individual,
           ------
     corporation, partnership, joint venture, association, joint-stock company, trust (or beneficiary thereof), unincorporated organization, governmental entity or other entity of similar nature.

          "Policy" shall mean, with respect to the Class A Certificates, the
           ------
     "Surety Bond" issued by Bond Insurer under (and as defined in) the Insurance Agreement, insuring the Class A Certificates in accordance with the terms thereof.

          "Post Office Lockbox" shall have the meaning specified in Section
           -------------------                                      -------
     4.02.
     -----

          "Pre-Default Contract" shall mean a Lease Contract as to which the
           ---------------------
     Lessee thereunder is delinquent in any portion of the Scheduled Payments for a period of more than 60 days but less than 91 days.

          "Preference Claim" shall have the meaning set forth in Section 4.10
           ----------------                                      ------------
     hereof.

          "Prepayment" shall mean, for each Lease Contract, (a) any payment by
           ----------
     the Lessee of a Scheduled Payment (or a portion thereof) due after the Collection Period during which such payment is made, and (b) in the case of a Lease Contract repurchased by Seller pursuant to Section 7.01 of the
                                                        ------------
     Purchase Agreement, the payment of the Warranty Purchase Amount.

          "Prepayment Fee" shall mean, as of the date of determination thereof,
           --------------
     with respect to any Lease Contract subject to a Prepayment, a sum equal to the product of (a) 0.50%, multiplied by (b) the Discounted Lease
                                  ----------
     Contract Balance of such Lease Contract as of such date.

          "Principal Agreements" shall mean this Agreement, the Equipment and
           --------------------
     Lease Purchase Agreement, the Insurance Agreement, the Purchase Agreement, each Sale Assignment, the Capital Contribution Agreement, the Letter of Credit Reimbursement Agreement and the Lockbox Agreement.

          "Purchase Agreement" shall mean the Purchase Agreement dated as of
           ------------------
     date hereof, by and among Seller, Rockford, Trustee and SunAmerica.

          "Purchase Amount" shall mean either the Warranty Purchase Amount or
           ---------------
     the Optional Purchase Amount, as applicable.

          "Rating Agencies" shall mean each of Duff & Phelps, Moody's and
           ---------------
     Standard & Poor's.

          "Record Date" shall mean with respect to any Payment Date, the last
           -----------
     day of the immediately preceding calendar month or, with respect to the Initial Payment Date, the Initial Closing Date.

          "Recoveries" shall mean, with respect to the period occurring after
           ----------
     the date on which any Lease Contract becomes a Defaulted Lease Contract and with respect to such Defaulted Lease Contract, all payments that Servicer received from or on behalf of a Lessee during such period in respect of such Defaulted Lease Contract or from liquidation or re-leasing of the related Equipment, including but not limited to Liquidation Proceeds, Scheduled Payments, Overdue Payments, Guaranty Amounts, and Insurance Proceeds, as reduced by (i) any unreimbursed Servicer Advances with respect to such Lease Contract and (ii) any reasonably incurred out-of-pocket expenses incurred by Servicer in enforcing such Defaulted Lease Contract.

          "Repurchase Price" shall have the meaning given to such term in the
           ----------------
     Equipment and Lease Purchase Agreement.

          "Requirements of Law" for any Person shall mean requirements arising
           -------------------
     under any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether Federal, state or local.

          "Residual Proceeds" shall mean, with respect to a Lease Contract that
           -----------------
     is not a Defaulted Lease Contract and the related Equipment, the net proceeds (including Insurance Proceeds) of any sale, re-lease (including any lease renewal) or other disposition of the related Equipment after receipt of all Scheduled Payments.

          "Responsible Officer" shall mean any officer of Trustee assigned to
           -------------------
     and working in Trustee's Corporate Trust Department.

          "Rockford" shall mean Rockford Industries, Inc., a California
           --------
     corporation.

          "Sale Assignment" shall have the meaning ascribed to such term in the
           ---------------
     Purchase Agreement.

          "Scheduled Expiration Date" shall mean with respect to each Lease
           -------------------------
     Contract the date on which such Lease Contract is scheduled to expire by its terms.

          "Scheduled Payment" shall mean, with respect to each Lease Contract,
           -----------------
     each regularly scheduled rental payment (or installment of principal and interest) and any fixed residual payments required to be made by the Lessee under the terms of such Lease Contract. Such term shall not include any Security Deposit, any payment in respect of Tax Amounts, any payment in respect of the placement, maintenance or service of insurance under the terms of the Lease Contract or any amounts due to a third party.

          "Securities Act" shall mean the Securities Act of 1933, as amended.
           --------------

          "Security Deposit" shall mean all security deposit amounts,
           ----------------
     certificates of deposit and similar credit supports in respect of the Lease Contracts transferred to Trustee from time to time or, if physical possession of the same is not transferred to Trustee, all right, title and interest in respect of the same transferred by Rockford to Seller.

          "Seller" shall mean Rockford Limited I, a New York corporation, in its
           ------
     own capacity and as successor in interest to each of Seller's Predecessors.

          "Seller's Predecessors" shall mean Rockford Limited II, Rockford
           ---------------------
     Limited II-B, Rockford Limited II-C and Rockford Limited II-D, each of which was a New York corporation that was merged into Seller prior to the date hereof.

          "Seller Amounts" shall mean the amounts described as such in Sections
           --------------                                              --------
     4.05(h) and 4.08(b)(xv) hereof.
     ------      -----------

          "Seller Certificate" shall mean the certificate authenticated by
           ------------------
     Trustee and substantially in the form attached hereto as Exhibit "C".
                                                              -----------

          "Servicer" shall mean initially Rockford, and thereafter any Person
           --------
     appointed as Successor Servicer pursuant to the terms of this Agreement.

          "Servicer Advance" shall mean an advance of Scheduled Payments made by
           ----------------
     Servicer pursuant to Section 3.03.
                          ------------

          "Servicer Default" shall have the meaning specified in Section 9.01.
           ----------------                                      ------------

          "Servicing Fee" shall mean an amount, for each Deposit Date, equal to
           -------------
     one-twelfth (1/12th) of 0.50% of the aggregate of the Certificate Balances of all outstanding Certificates as of the first day of the Collection Period immediately preceding such Deposit Date.

          "Servicing Officer" shall mean any representative of Servicer involved
           -----------------
     in, or responsible for, the administration and servicing of the Lease Contracts whose name appears on a list of servicing officers furnished to Trustee and the Controlling Party by Servicer, as such list may from time to time be amended.

          "Servicing Procedures" shall mean the servicing procedures of Servicer
           --------------------
     set forth on Schedule 3.01(b) hereto.
                  ----------------

          "Standard & Poor's" shall mean Standard and Poor's Ratings Services, a
           -----------------
     division of  The McGraw-Hill Companies, Inc., and any successor thereof.

          "Stated Maturity" shall mean the Payment Date in the Collection Period
           ---------------
     which is 180 days following the Collection Period in which the final Scheduled Payment is due with respect to the Lease Contract having the latest Scheduled Expiration Date of all Lease Contracts which constitute Trust Assets.

          "Subsequent Closing Date" shall mean each date upon which Seller shall
           -----------------------
     transfer, assign, set over and otherwise convey Lease Contracts to the Trust as contemplated by Section 2.01(c).
                              ---------------

          "Substitute Lease Contract" shall mean any Lease Contract substituted
           -------------------------
     pursuant to Section 2.03.
                 -------------

          "Substitution Criteria" shall be satisfied with respect to any
           ----------------------
     Substitute Lease Contract if such Substitute Lease Contract shall: (i) be an Eligible Lease Contract; (ii) be with respect to types of Equipment and types of Leases represented in the pool of Lease Contracts previously pledged to Trustee pursuant to this Agreement; (iii) be with a Lessee whose credit is equal to or better than that of the Lessee under the withdrawn Lease Contract; (iv) be accompanied by a supplement to this Agreement substantially in the form of Exhibit "H" hereto subjecting such Lease
                                  ----------
     Contract to the provisions hereof and providing with respect to such Substitute Lease Contract the information required in the Lease Schedule;
     (v) not have been selected using procedures that identified the Lease Contracts as being less desirable or valuable than other comparable equipment leases owned by Rockford; (vi) have a Discounted Lease Contract Balance at least equal to the Discounted Lease Contract Balance of the Lease Contract being withdrawn; and (vii) have a remaining term that is substantially equal to (but not greater than) the remaining term of the Lease Contract being withdrawn.

          "Successor Servicer" shall have the meaning specified in Section 9.02.
           ------------------                                      ------------

          "Successor Servicer Fee" shall mean the amount of the Additional
           ----------------------
     Servicing Fee and   any other reimbursement of reasonable out-of-pocket
     expenses, including Liquidation Expenses, incurred by a Successor Servicer in connection with realization on the Lease Contracts or other enforcement procedures in respect of Collections (including, without limitation, repossessions, freight, skip tracing, telecommunications, accounting fees, legal fees, taxes, etc.).

          "SunAmerica" shall mean SunAmerica Life Insurance Company, an Arizona
           -----------
     corporation.

          "Tax Amounts" shall have the meaning specified in Section 3.02.
           -----------                                      ------------

          "Termination Notice" shall have the meaning specified in Section 9.01.
           ------------------                                      ------------

          "Transfer Agent and Registrar" shall have the meaning specified in
           ----------------------------
     Section 6.03 and shall initially be Trustee's Corporate Trust Office.
     ------------

          "Transition Cost" shall mean any reasonable, out-of-pocket, documented
           ---------------
     expenses and allocated cost of personnel reasonably incurred by a Successor Servicer, Back-up Servicer, Trustee, Bond Insurer or any Certificateholder, in connection with a transfer of servicing from Servicer to a Successor Servicer as Successor Servicer pursuant to Section 9.02, but not to exceed
                                                ------------
     $50,000.00 in the aggregate; provided, however, that such $50,000.00
                                  --------  -------
     limitation shall not apply if Rockford is terminated as Servicer hereunder due to the occurrence of a Servicer Default arising from Rockford's gross negligence or willful misconduct.

          "Trust" shall mean the trust created by this Agreement, the corpus of
           -----
     which shall consist of the Trust Assets and which shall be known as the "Rockford Lease Receivables Backed Trust 1997-A," together with each of the Existing Trusts, after giving effect to the merger of such trusts in accordance with Section 2.01(b) hereof.
                     ---------------

          "Trust Assets" shall mean (a) all of the Existing Trust Assets, (b)all
           ------------
     of the other Lease Contracts and all other assets, property, interests and rights described in Sections 2.01(c) and (d) as being transferred,
                         ------------------------
     assigned, set-over and otherwise conveyed or granted to Trustee for the benefit of the Trust, Bond Insurer and Certificateholders, (c) all of the security interests granted to Trustee hereunder in respect of the Equipment and other Trust Assets, (d) the Letter of Credit, and (e) all of the proceeds and income of the foregoing or relating thereto including, without limitation, funds from time to time deposited in the Accounts.

          "Trust Termination Date" shall mean the earlier to occur of (a) 91
           ----------------------
     days after the date on which all Trust Assets have been distributed pursuant to this Agreement, and (b) 91 days after the day after the date on which (i) the Class A Certificate Investor Interest and the Class B Certificate Investor Interest is first reduced to zero, and (ii) Bond Insurer has received all amounts owed to it hereunder and under the Insurance Agreement.

          "Trustee" shall mean the institution executing this Agreement as
           -------
     Trustee or any successor trustee appointed as herein provided.

          "Trustee Fee" shall mean an amount, for each Payment Date, equal to
           -----------
     one-twelfth (1/12th) of 0.02% of the aggregate of the Certificate Balances of all outstanding Certificates as of the first day of the Collection Period immediately preceding such Payment Date. Such Trustee Fee shall also include those fees and expenses required to be paid and not paid by Rockford pursuant to Section 10.04.

          "UCC" shall mean the Uniform Commercial Code, as amended from time to
           ---
     time, as in effect in the relevant jurisdiction.

          "Vehicle" shall mean a commercial motor vehicle which is the subject
           -------
     of a Lease Contract.

          "Warranty Purchase Amount" shall mean, for each Lease Contract
           ------------------------
     required to be repurchased by Seller pursuant to Section 7.01 of the
                                                      ------------
     Purchase Agreement, the amount required to be paid by Seller for such Lease Contract pursuant to such Section 7.01.
                               -------------

     Section 1.02   Other Definitional Provisions.
                    -----------------------------

     (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

     (b) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in Section
                                                                      -------
1.01, and accounting terms partly defined in Section 1.01 to the extent not
----                                         ------------
defined, shall have the respective meanings given to them under generally accepted accounting principles, as applicable, as in effect on the date hereof. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under generally accepted accounting principles or regulatory accounting principles, the definitions contained herein shall control.

     (c)  The words "hereof," "herein" and "hereunder" and words of similar
                     ------    ------       ---------
import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified.

     (d)  With respect to any Collection Period, the "related Determination
                                                      ---------------------
Date," the "related Record Date," the "related Payment Date," and the "related
            -------------------        --------------------            -------
Deposit Date" shall mean the Determination Date, Record Date, Payment Date and
------------
Deposit Date, respectively, next following the end of such Collection Period, and the relationships among Determination Dates, Deposit Dates, Payment Dates and Record Dates shall be correlative to the foregoing relationships.

     (e) Reference to any agreement shall mean such agreement as it is amended or supplemented from time to time.

     (f) Reference to any party shall mean that party, its successors and assigns permitted by the terms of this Agreement.

                                  ARTICLE II

              ESTABLISHMENT OF TRUST; CONVEYANCE OF TRUST ASSETS;
                 TITLE AND PRESERVATION OF SECURITY INTERESTS

     Section 2.01   Establishment of Trust; Initial and Subsequent Closings;
                    --------------------------------------------------------
Conveyance of Trust Assets.
--------------------------

     (a) Seller hereby appoints Trustee as trustee of the Trust effective as of the Initial Closing Date, and Trustee hereby acknowledges and accepts such appointment. The Trust shall be administered pursuant to the provisions of this Agreement for the benefit of the Certificateholders and Bond Insurer. Trustee is hereby specifically empowered to conduct any business dealings with Seller and Servicer on behalf of the Trust, the Certificateholders and Bond Insurer in accordance with the terms of this Agreement, and shall have all the rights, powers and duties of Trustee set forth in this Agreement. The parties hereto intend that the Trust constitute a trust under the laws of the State of New York.

     (b) Each of the Existing Trusts are hereby merged with and into the Trust, effective as of the Initial Closing Date, and the separate existence of each of the Existing Trusts shall thereupon cease, and the Trust shall be the sole surviving trust in such merger and shall be sole and exclusive owner of all of the Existing Trust Assets in accordance with the terms and conditions of this Agreement.

     (c) Effective as of each Closing Date, Seller shall have transferred, assigned, set over and otherwise conveyed (or, with respect to the Existing Trust Assets on the Initial Closing Date, reconfirmed the prior transfer, assignment, setting over and conveyance) pursuant to a Sale Assignment to Trustee for the benefit of the Trust, Bond Insurer and the Certificateholders all right, title and interest of Seller (but none of the obligations), whether then existing or thereafter acquired, in, to and under (i) each Lease Contract and any and all moneys of whatsoever nature (payable upon the occurrence of any event) payable pursuant to each Lease Contract on and after the applicable Cut-Off Date, including (without limitation) each Scheduled Payment, any early termination, any guaranties, stipulated loss casualty value or any past due interest and late charges, and damages and other amounts receivable in connection with the default by the Lessee, (ii) all rights, powers and remedies of Seller under or in connection with each Lease Contract, whether arising under the terms of such Lease Contract, by statute, at law or in equity, or otherwise arising out of any default by the Lessee under such Lease Contract, including (without limitation) all rights to give or receive any notice, consent, approval or waiver thereunder, (iii) all rights, powers and remedies of Seller under the Equipment and Lease Purchase Agreement, (iv) all Security Deposits in respect of each Lease Contract provided by or on behalf of the Lessee thereunder, (v) the Lease Files relating to the Lease Contracts and the contents thereof, (vi) any Insurance Policy or Insurance Proceeds with respect to such Lease Contracts and
(vii) to the extent that the same then or thereafter exist, all proceeds, products, rents and profits of the foregoing of any nature whatsoever, including (without limitation) all proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof. As used in this Section 2.01(c), the term "Lease
                                              --------------             -----
Contracts" shall be deemed to refer to the Lease Contracts covered by the Sale
---------
Assignment delivered by Seller in connection with the closing on the related Closing Date. The foregoing transfer, sale, assignment and conveyance shall not constitute and is not intended to result (and shall not result) in the creation, or an assumption by Trustee, the Trust, Bond Insurer or any Certificateholder, of any obligation of Seller or any other Person in connection with the Lease Contracts or under any agreement or instrument relating thereto, including any obligation to any Lessee under the Lease Contracts.

     (d) To secure the performance of Seller's obligations hereunder and to secure the payment of all amounts owed from time to time under the Certificates, pursuant to each Sale Assignment Seller shall assign and grant (and by these presents does hereby assign and grant) to Trustee for the benefit of the Trust, the Certificateholders and Bond Insurer liens and perfected security interests in (i) all right, title and interest of Seller (whether in the nature of an ownership interest, lien or security interest, or otherwise) in and to each item of Equipment subject to each Lease Contract including, without limitation, all additions, alterations, accessions or modifications thereto or replacements of any part thereof, and all intangibles and other rights associated with the Equipment including, without limitation, any licenses to use or own the Equipment and any manufacturer's or other warranties with respect to the Equipment; provided, however, that the security interest so granted in Equipment
           --------  -------
having an original value of not more than $50,000 need not be perfected, (ii) to the extent not comprising a part of the Lease Files, any material agreements to which Seller is a party, as assignee or otherwise, relating to such Lease Contracts or Equipment, such as bills of sale, Lessee consents to the sale of the Lease Contracts to Seller, in each case as the same may be modified, amended, supplemented or restated from time to time, (iii) all documents of title, books and records concerning the foregoing property (including, without limitation, all computer programs, tapes, disks and related items containing any such information), and (iv) to the extent the same now or hereafter exist, all proceeds of the foregoing of any nature whatsoever, including (without limitation) all proceeds of sale, proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof.

     (e) In connection with the Lease Contracts constituting part of the Existing Trust Assets and each other transfer of Lease Contracts to Trustee, the parties hereto hereby acknowledge and agree that the Lease Files relating to such Lease Contracts will be delivered to Trustee on or prior to the related Closing Date.

     (f) In connection with each transfer of Lease Contracts to Trustee, Servicer agrees, at its own expense, to indicate in the Lease Management System that such Lease Contracts have been transferred to the Trust pursuant to this Agreement for the benefit of the Certificateholders and Bond Insurer. In the case of Lease Contracts funded by the initial Certificates which have been prepaid in full after the Initial Cut-Off Date and prior to the Initial Closing Date, Seller shall, on the Initial Closing Date, deposit the Warranty Purchase Amount in the Investment Account in lieu of delivering the documents specified in the preceding sentence to Trustee.

     (g)  Except as otherwise provided in and subject to Section 12.14 hereof,
                                                         -------------
the parties hereto acknowledge that each transfer of Trust Assets (other than the Equipment) to the Trust is intended to be a sale and not a loan and a grant or assignment of a valid first priority perfected security interest in the Equipment (except, with respect to perfection, as set forth in the proviso in
Section 2.01(d)), free and clear of all Liens, from Seller to the Trust and that
---------------
the

Trust Assets not be part of the estate of Seller in the event of an insolvency or bankruptcy of Seller. However, in the event the transfer of the Trust Assets is deemed to be a secured financing, Seller shall be deemed hereunder to have granted to Trustee and does hereby grant to Trustee for the benefit of the Certificateholders and Bond Insurer and to secure payment of all amounts payable under the Certificates, a lien and valid first priority perfected security interest in all of its right, title and interest in and to the Trust Assets (except, with respect to perfection, as set forth in the proviso in Section
                                                                    -------
2.01(d)), whether now owned or hereafter acquired.  For purposes of such grant,
-------
this Agreement shall constitute a security agreement and pledge agreement under applicable law with respect to the Trust Assets. With respect to the filing of any UCC financing statements which may be made in connection with any assignment and transfer herein contemplated, such filing shall in no way be construed as being contrary to the intent of the parties that this transaction be treated as a sale to the Trust of all of Seller's right, title and interest in and to the Trust Assets.

     (h) Subject to the satisfaction of the conditions set forth in the Purchase Agreement, on each Subsequent Closing Date and pursuant to the written order of Seller (in its individual capacity), Trustee shall cause Certificates in an amount evidencing the aggregate principal balance of the Certificates to be issued on such Subsequent Closing Date to be duly authenticated and delivered to Seller or Seller's designee. The Existing Certificates transferred and assigned to Seller in exchange for the Certificates to be issued on the Initial Closing Date (collectively, the "Consolidated Certificates") shall thereafter be
                                 -------------------------
deemed canceled, void and of no further force or effect. The Consolidated Certificates shall be issued by the Trust in order to amend, consolidate and completely restate, and to evidence the indebtedness outstanding under and be a substitute and replacement for, the Existing Certificates, but shall not intended and shall not be deemed or construed to be a payment, satisfaction, cancellation or novation of any of the liabilities or obligations of the Trust or any of the Existing Trusts under the Existing Certificates.

     (i) Trustee shall not be responsible for the value, form, substance, validity, perfection, priority, effectiveness or enforceability of any of the documents in the Lease Files or for or with respect to the efficacy of the Trust or its ability to generate the payments to be distributed to the Certificateholders, Seller or Servicer under this Agreement. To the extent not theretofore accomplished, Servicer agrees on or before each Closing Date (or promptly after the Closing Date in the case of filings which are permitted to be made after the Closing Date under the terms of the Purchase Agreement) (i) to record and file, at its own expense, financing statements (and, subsequently as required, continuation statements with respect to such financing statements) with respect to the Trust Assets meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and to maintain the perfection of, the transfer of the Trust Assets to the Trust; and
(ii) to deliver a certificate with respect to the filing of such financing statements to Trustee, the Controlling Party and SunAmerica.

     (j) The Certificateholders' security for payment of all amounts due and owing on the Certificates shall be limited to the Trust Assets and the Certificateholders shall have no recourse against any other Person, including but not limited to Servicer, Trustee or Seller.

     Section 2.02   Acceptance by Trustee.
                    ---------------------

     (a) Trustee hereby acknowledges its acceptance on behalf of the Trust of the right, title and interest in and to the Trust Assets described in Sections
                                                                      --------
2.01(c) and (d), and declares that it shall maintain such right, title and
---------------
interest, upon the trust herein set forth, for the benefit of all Certificateholders and Bond Insurer.

     (b) Trustee hereby agrees not to disclose to any Person any of the information contained in the Lease Schedule except as is required under applicable law or in connection with the performance of its duties hereunder or in enforcing the rights of the Certificateholders or Bond Insurer or to a Successor Servicer appointed pursuant to Section 9.02. Trustee agrees to take
                                         ------------
such measures as shall be reasonably requested by Seller to protect and maintain the security and confidentiality of such information, and, in connection therewith, shall allow Seller to inspect Trustee's security and confidentiality arrangements from time to time upon prior notice during normal business hours. Unless otherwise required by applicable law, Trustee shall provide Seller with written notice at least 15 Business Days prior to any disclosure pursuant to this Section 2.02(b).
     ---------------

     (c) Trustee shall have no power to create, assume or incur Debt or other liabilities in the name of the Trust or incur or suffer to exist any Lien upon the Trust Assets other than as contemplated in this Agreement.

     Section 2.03   Lease Receivables; Repurchase; Substitution.
                    -------------------------------------------

     (a) If at any time Seller, the Controlling Party or Trustee obtains knowledge, discovers or is notified by Servicer that any of the representations and warranties of Rockford in the Equipment and Lease Purchase Agreement were incorrect at the time as of which such representations and warranties were made, then the Person discovering such defect, omission, or circumstances shall promptly notify the Controlling Party and other parties to this Agreement.

     (b)  In the event that any representation or warranty of Rockford in
Section 3.02 of the Equipment and Lease Purchase Agreement is incorrect and
------------
materially and adversely affects the interests of Bond Insurer or the Certificateholders, then Seller shall require Rockford pursuant to the Equipment and Lease Purchase Agreement to eliminate or otherwise cure the circumstance or condition which has caused such representation or warranty to be incorrect, within 30 days (or such longer period as Trustee and the Controlling Party may in their discretion consent to) after the discovery thereof by or notice thereof to Rockford. If Rockford fails or is unable to cure such circumstances or condition within such cure period, then on or before the next succeeding
                                   ----
Determination Date after the expiration of such cure period, Seller shall require Rockford to either (i) purchase each Lease Contract and the related Equipment as to which such representation or warranty is incorrect, or (ii) substitute for such Lease Contract and the related Equipment a Substitute Lease Contract and all related Equipment, in each case in accordance with the terms and conditions of the Equipment and Lease Purchase Agreement; provided, however,
                                                              --------  -------
that each Substitute Lease Contract shall meet the Substitution Criteria and shall be subject to the requirements of Section 2.03(e) hereof. The proceeds of
                                        ---------------
any such
repurchase shall be remitted by Rockford or Seller to Servicer for deposit by Servicer in the Investment Account no later than 3:00 p.m. New York time on the related Determination Date.

     (c) If Seller fails to enforce the purchase or substitution obligation of Rockford under the Equipment and Lease Purchase Agreement, Trustee is hereby appointed attorney-in-fact to act on behalf of and in the name of Seller to require such purchase or substitution.

     (d) With respect to any Lease Contract to be prepaid or terminated early at the request of the Lessee, Seller shall be entitled either (i) to purchase such Lease Contract and the related Equipment for the Repurchase Price, which Seller shall deposit in the Investment Account on or before 3:00 p.m. New York time on the Tuesday or Thursday next succeeding the date of such prepayment or early termination, whichever shall occur first (or if such Tuesday or Thursday is not a Business Day, on the Business Day immediately following such day), or
(ii) to deliver a Substitute Lease Contract therefor meeting the Substitution Criteria; provided, however, that the cumulative Discounted Lease Contract
          -------- -------
Balance of all such Lease Contracts that are substituted for by Seller hereunder (measured as of the date of such substitution) shall not exceed 5.0 % of the Initial Aggregate Certificate Principal Balance (measured as of the date of such substitution); and provided, further, however, that the cumulative Discounted
                   --------  -------  -------
Lease Contract Balance of all Delinquent Lease Contracts or Pre-Default Contracts that constitute prepaid or early-terminated Lease Contracts that are purchased or substituted for by Seller hereunder (measured as of the date of such purchase or substitution) shall not exceed 1.0 % of the Initial Aggregate Certificate Principal Balance (measured as of the date of such purchase or substitution).

     (e) Seller shall provide to Trustee on the date of delivery of any Substitute Lease Contract submitted by Seller under Section 2.03(b)(ii) or
                                                    -------------------
Section 2.03(d) hereof the items listed in (i) and (ii) below, and to the
---------------
Controlling Party the item listed in (i) below, and Seller shall provide to Trustee and the Controlling Party at the end of each calendar quarter (or, with respect to each Substitute Lease Contract substituted hereunder by Seller on or after the fifteenth day of the last month of such calendar quarter, within fifteen (15) days after the date of such substitution) the items listed in (iii) below with respect to any Substitute Lease Contracts substituted during such period;

          (i) a supplement to the Equipment and Lease Purchase Agreement and this Agreement substantially in the form of Exhibit "B" to the Equipment
                                                 -----------
     and Lease Purchase Agreement and Exhibit "H" hereto, subjecting such
                                      -----------
     Substitute Lease Contract and the related Equipment to the provisions hereof and thereof, and providing with respect to such Substitute Lease Contract and related Equipment the information set forth in the Lease Schedule;

          (ii) the original executed counterpart of the Lease Contract relating to such Substitute Lease Contract and the related Lease File, including the Original Certificate of Title, if applicable; and

          (iii) evidence that financing statements have been filed with respect to such Substitute Lease Contract in accordance with the Equipment and Lease Purchase Agreement.

     (f) If Seller fails to deliver to Trustee a Certificate of Title for a Vehicle within ninety (90) days of the related Closing Date, Seller shall repurchase the related Lease Contract by payment of the Warranty Purchase Amount to Trustee for deposit into the Investment Account no later than 3:00 p.m. New York time on the related Determination Date.

     Section 2.04   Releases.
                    --------

     (a) Seller shall be entitled to obtain a release from the lien of this Agreement for any Lease Contract and the related Equipment at any time: (i) after a payment by Rockford of the Purchase Amount of the Lease Contract; (ii) after a Substitute Lease Contract is substituted for such Lease Contract, in accordance with Section 2.03(b)(ii) or Section 2.03(d) and Section 2.03(e)
                -------------------    ---------------     --------------
hereof; or (iii) upon the termination of a Lease Contract following the sale, lease or other disposition of the related Equipment; provided, however, that, in
                                                     --------  -------
each case, Seller first delivers to Trustee and the Controlling Party an Officer's Certificate (A) identifying the Lease Receivable and the related Lease Contract and Equipment to be released, (B) requesting the release thereof, (C) certifying that the requirements of Section 2.03(b)(ii) or Section 2.03(d), as
                                    -------------------    ---------------
the case may be, and Section 2.03(e) hereof have been satisfied, in the event
                     ---------------
such Lease Contract and Equipment are being transferred and assigned the pursuant to clause (ii) hereof, (D) setting forth the amount deposited in the Investment Account with respect thereto, in the event a Lease Contract and the related Equipment are being released from the lien of this Agreement pursuant to clause (i) and (iii) hereof, and (E) certifying that the amount deposited in the Investment Account with respect to such Lease Contract equals (1) the Purchase Amount of the Lease Contract, in the event the release of such Lease Contract and related Equipment pursuant to clause (i) hereof, or (2) equals the entire amount of Recoveries or Residual Proceeds received with respect to such Lease Contract and related Equipment, in the event of a release from the lien of this Agreement pursuant to clause (iii) hereof; provided, however, that upon the
                                           --------  -------
termination of any Lease Contract, any Residual Proceeds from the related Equipment shall be placed in the Investment Account prior to Trustee or Seller releasing such Equipment from the security interest granted to Trustee by Seller pursuant to this Agreement and prior to Seller transferring and assigning such Lease Contract and related Equipment to Rockford pursuant to the Equipment and Lease Purchase Agreement.

     (b) Upon satisfaction of the conditions specified in subsection (a) above, Trustee shall release from the lien of this Agreement and deliver to or upon the order of Seller the Lease Contract, the Lease Receivable and the Equipment described in Rockford's request for release.

                                  ARTICLE III

                         ADMINISTRATION AND SERVICING
                            OF LEASES AND EQUIPMENT

     Section 3.01   Acceptance of Appointment; Duties of Servicer.
                    ---------------------------------------------

     (a) Rockford is hereby appointed as Servicer of the Lease Contracts and Equipment. Rockford hereby accepts such appointment and agrees to act as Servicer under this Agreement, for the benefit of the Trust, Bond Insurer and the Certificateholders, and the Certificateholders by their acceptance of the Certificates consent to Rockford's acting as Servicer. Servicer shall service, administer and enforce the Lease Contracts as Servicer and shall have full power and authority to do any and all things in connection with such servicing and administration which it may deem reasonably necessary or desirable in a manner consistent with the other terms of this Agreement.

     (b) Servicer shall manage, service, administer and make collections on the Lease Contracts using that degree of skill, attention and care consistent with the highest degree of skill and care that Servicer exercises with respect to all comparable equipment leases that it services for itself or others and otherwise in accordance with the Servicing Procedures, accepted practices of prudent lending institutions and applicable law (giving due consideration to Trustee's, Bond Insurer's and Certificateholder's reliance on Servicer). Servicer's duties shall include collection and posting of all payments, responding to inquiries of Lessees, investigating delinquencies, accounting for collections and furnishing monthly and annual statements to Trustee and the Controlling Party with respect to collections and distributions, directing Trustee as to investment of funds in the Accounts and deposits to the Accounts as set forth in this Agreement, and using commercially reasonable best efforts to maintain Trustee's title to or security interest in the Lease Contracts and the Equipment. In addition, Servicer shall calculate and keep records of the current Consolidated Class A Certificate Investor Interest and the Consolidated Class B Certificate Investor Interest. Servicer shall have full power and authority, acting alone, to do any and all things in connection with such managing, servicing, administration and collection that it may deem reasonably necessary or desirable. If Servicer commences a legal proceeding to enforce a Defaulted Lease Contract pursuant to
Section 3.04 or commences or participates in a legal proceeding (including,
------------
without limitation, a bankruptcy proceeding) relating to or involving a Lease Contract or Defaulted Lease Contract, Trustee shall thereupon be deemed to have automatically assigned such Lease Contract to Servicer for purposes of commencing or participating in any such proceeding as a party or claimant, and Servicer is authorized and empowered by Trustee, pursuant to this Section
                                                                  -------
3.01(b), to execute and deliver, on behalf of itself, the Trust, the
-------
Certificateholders and/or Trustee, or any of them, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceedings. Trustee shall furnish Servicer with any executed certificates of title, powers of attorney and other documents reasonably necessary or appropriate to enable Servicer to carry out its servicing and administrative duties under this Agreement. If in any enforcement suit or legal proceeding it shall be held that Servicer may not enforce a Lease Contract on the grounds that it shall not be a real party in interest or a holder entitled to enforce such Lease Contract, Trustee shall, at

Servicer's expense and direction, take steps to enforce such Lease Contract, including bringing suit in its name or the name of the Certificateholders. Without limiting the foregoing, in connection with the Lease Contracts, Servicer shall implement the Servicing Procedures.

     (c) At the request of a Lessee, Servicer may in its reasonable discretion consent to the assignment or sublease of a unit of Equipment under a Lease Contract provided that such Lessee will remain primarily liable for all obligations under such Lease Contract; provided, however, that the cumulative
                                       --------  -------
Discounted Lease Contract Balance of the Lease Contracts with respect to which Servicer grants such consent shall not exceed 5% of the Initial Aggregate Certificate Principal Balance.

     (d) Upon the expiration or termination of a Lease Contract, and subject to any purchase provisions thereof and the rights of the Lessee, Servicer shall use commercially reasonable best efforts to sell or remarket the Equipment under such Lease Contract on behalf of Seller to any willing purchaser. Proceeds realized in connection with each such sale or remarketing shall be deposited in the Investment Account. Seller hereby appoints Servicer as its attorney in fact for the purpose of selling or remarketing any such Equipment, and Servicer shall have the right and authority, as attorney in fact for Seller, to do any and all things and to execute and deliver any and all instruments on behalf of Seller that Seller could do or execute and deliver directly. The foregoing power of attorney shall be irrevocable and is hereby declared to be coupled with an interest. Seller agrees to execute any and all powers of attorney and other instruments reasonably necessary or convenient to evidence or give effect to the foregoing power of attorney.

     (e) If within 30 days following a Lease Contract becoming a Defaulted Lease Contract, the Equipment covered by such Lease Contract has not been sold or remarketed and the sales proceeds realized from the sale or remarketing of such Equipment have not been deposited into the Investment Account, then the Trust's security interest in such Equipment may be foreclosed upon and following such foreclosure the provisions of Section 3.04 shall apply.

     (f) Servicer shall have the responsibility for approving amendments or supplements to Lease Contracts, acting commercially reasonably and in accordance with the Servicing Procedures; provided, however, that any such amendment or
                               --------  -------
supplement (i) shall not materially and adversely affect the interests of the Certificateholders or Bond Insurer, and (ii) shall be agreed to by Servicer in exchange for an additional guaranty, additional liability under an existing limited guaranty, additional collateral or some other improvement in the overall credit position and/or collateral position of such Lease Contract for the benefit of the Trust. Servicer shall not consent to any amendment to any Lease Contract which (a) would reduce or forgive any Scheduled Payments, defer the payment of any principal or interest or any Scheduled Payment, reduce the Discounted Lease Contract Balance or extend the term thereof, in any manner that, in any such case, would prevent the complete amortization of the Discounted Lease Contract Balance thereof from occurring later than three (3) months after its original stated term, or (b) would result in such Lease Contract, as so amended or supplemented, no longer being an Eligible Lease Contract; provided, however, that the cumulative Discounted Lease Contract
          --------  -------
Balance of the Lease Contracts with respect to which Servicer agrees to any such amendment shall not exceed 1% of the Initial Aggregate

Certificate Principal Balance. All payments received under a Lease Contract whose term has been so amended past its scheduled expiration date shall be deposited in the Investment Account. Servicer shall provide Back-up Servicer, the Controlling Party and Trustee with an amendment to the Lease Schedule reflecting any modifications of any Scheduled Payment.

     (g) Without limiting the generality of the other provisions of this Agreement which provide that all Lease Files will be delivered to and held by Trustee (except for any Lease Files temporarily made available to Servicer under
Section 3.07(b)) and that all Collections will be deposited directly by Servicer
---------------
to the Lockbox Account not less frequently than twice weekly, on each Tuesday and Thursday, Servicer shall keep separate any Lease Files or Collections received by it until the same are delivered to Trustee or deposited in the Investment Account and shall not commingle such Lease Files or Collections with the files, collections or other assets of Servicer, Seller, or any other Person.

     Section 3.02   Collection of Payments.
                    ----------------------

     (a) Servicer shall use commercially reasonable best efforts to collect all payments called for under the terms and provisions of the Lease Contracts as and when the same shall become due. To the extent any such Collections are received by Servicer outside of the Lockbox Account, such Collections shall be deposited by Servicer in the Investment Account on the Tuesday or Thursday next succeeding the date of such receipt, whichever shall occur first (or if such Tuesday or Thursday is not a Business Day, on the Business Day immediately following such day). Servicer may in its discretion waive any late payment charge or any other similar interest that may be owed in connection with a Lease Contract if Servicer believes in good faith that the cost of pursuing the collection of such charge or interest would outweigh the benefit of such charge or interest.

     (b) Servicer may permit the prepayment in full of any Lease Contract without the consent of Trustee, provided that all of the following conditions are satisfied: (i) such prepayment is in accordance with the Servicing Procedures and Servicer's usual and customary practices and procedures for prepayments; (ii) the amount of such prepayment is not less than the sum of (x) any past due Scheduled Payments under the Lease Contract and other payments that are past due under the Lease Contract and (y) the Warranty Purchase Amount (as such term is defined in the Purchase Agreement). All amounts received with respect to all prepayments permitted under this Section 3.02(b) shall be
                                                ---------------
deposited in the Investment Account.

     (c) Servicer shall use commercially reasonable best efforts to collect all payments with respect to amounts due for sales, use and property taxes and similar taxes or assessments on the Equipment, the Lease Contracts or the rentals or other payments due thereunder ("Tax Amounts") and shall remit such
                                           -----------
Tax Amounts to the appropriate Governmental Authorities on or prior to the date such payments are due. Tax Amounts may be retained by Servicer for purposes of paying such amounts to the appropriate Governmental Authorities, and in the event any Tax Amount is paid by a Lessee and deposited in the Lockbox Account or Investment Account during any Collection Period, Servicer will instruct Trustee in writing to withdraw such Tax Amount from the Investment Account and pay such Tax Amount on the next Payment Date to Servicer who will then promptly pay such Tax Amount to the applicable Governmental Authorities.

     Section 3.03   Servicer Advances.  If on any Determination Date Servicer
                    -----------------
determines that any Scheduled Payments due on a Lease Contract in the related Collection Period have not been received prior to such Determination Date, Servicer (but not a Back-up Servicer or Successor Servicer), to the extent that it determines, in its reasonable discretion, that it can recoup advances of Scheduled Payments from subsequent collections under such Lease Contract, will make a Servicer Advance up to an amount equal to the amount of such delinquent Scheduled Payments not received by the Determination Date. Servicer shall deposit any Servicer Advances into the Investment Account on or prior to 3:00 p.m. New York time on the Determination Date in same day funds. Servicer shall be entitled to be reimbursed for Servicer Advances by subsequent payments by or on behalf of the Lessee under such Lease Contract.

     Section 3.04   Realization Upon Defaulted Lease Contracts.  Servicer shall
                    ------------------------------------------
use commercially reasonable best efforts to repossess or otherwise comparably convert the ownership of any Equipment that it has reasonably determined should be repossessed or otherwise converted following a Lease Contract being classified as a Defaulted Lease Contract. Servicer shall act as remarketing sales and processing agent for Equipment that is so repossessed. Servicer shall follow such practices and procedures as it shall deem reasonably necessary or advisable and consistent with the standard of care set forth in Section 3.01(b),
                                                                ---------------
which may include reasonable efforts to enforce the recourse obligations of Lessees and repossessing and selling the Equipment at public or private sale. The foregoing is subject to the provision that, in any case in which the Equipment shall have suffered damage, Servicer shall not expend funds in connection with any repair or towards the repossession of such Equipment unless it shall determine in its reasonable discretion that such repair and/or repossession will increase the Liquidation Proceeds by an amount greater than the amount of such expenses. Servicer shall remit to the Investment Account all Liquidation Proceeds received in connection with the sale or disposition of a Defaulted Lease Contract.

     Section 3.05   Security Deposits.  Servicer shall maintain the Security
                    -----------------
Deposits on behalf of Trustee, Bond Insurer and the Certificateholders. If at the expiration of a Lease Contract Servicer in its reasonable judgment determines that all or any part of a Security Deposit relating to such Lease Contract should be returned to the Lessee thereunder, such return shall be accomplished. Any Security Deposits or portions thereof which Servicer reasonably determines should not be returned to a Lessee under a Lease Contract at the termination thereof shall be duly endorsed (where applicable) and deposited in the Investment Account.

     Section 3.06   Representations and Warranties of Servicer. Servicer hereby
                    ------------------------------------------
represents and warrants to the Trust, Trustee, Bond Insurer and each Certificateholder that:

     (a)  Organization and Good Standing.  Servicer is a corporation duly
          ------------------------------
organized, validly existing and in good standing under the laws of the State of California, with power and authority to own its properties and to conduct its business as presently conducted.

     (b)  Due Qualification.  Servicer is qualified to do business as a foreign
          -----------------
corporation and is in good standing and has obtained all necessary licenses and approvals in all states in which the ownership or lease of property or the conduct of its business requires such qualification, except to the extent that the failure to so qualify or obtain such licenses and approvals would not, in the aggregate, materially adversely affect the ability of Servicer to perform its obligations under this Agreement, the Purchase Agreement, the Insurance Agreement, the Letter of Credit Reimbursement Agreement or the Equipment and Lease Purchase Agreement.

     (c)  Power and Authority.  Servicer has the corporate power and authority
          -------------------
and legal right (including all requisite approvals, licenses and permits) to execute and deliver this Agreement, the Purchase Agreement, the Insurance Agreement, the Letter of Credit Reimbursement Agreement and the Equipment and Lease Purchase Agreement and to carry out their respective terms; and the execution, delivery and performance of this Agreement, the Purchase Agreement, the Insurance Agreement, the Letter of Credit Reimbursement Agreement and the Equipment and Lease Purchase Agreement has been duly authorized by Servicer by all necessary corporate action.

     (d)  No Violation. The consummation of the transactions contemplated by and
          ------------
the fulfillment of the terms of this Agreement, the Purchase Agreement, the Insurance Agreement, the Letter of Credit Reimbursement Agreement and the Equipment and Lease Purchase Agreement will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, or require any consent or approval under (as applicable) the certificate of incorporation or bylaws of Servicer or any material term of any material indenture, agreement, mortgage, deed of trust or other instrument to which Servicer is a party or by which it is bound, or result in the creation or imposition of any material Lien upon any of its material properties pursuant to the terms of any such material indenture, agreement, mortgage, deed of trust or other instrument or violate any law or any order, rule or regulation applicable to Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Servicer or any of its material properties which would have a material adverse effect on the ability of Servicer to comply with the terms of this Agreement, the Purchase Agreement, the Insurance Agreement, the Letter of Credit Reimbursement Agreement or the Equipment and Lease Purchase Agreement.

     (e)  No Consent.  No consent, approval, authorization, order, registration,
          ----------
filing, qualification, license or permit of or with any Governmental Authority having jurisdiction over Servicer or any of its properties or assets is required to be obtained by or with respect to Servicer in connection with the execution, delivery and performance by Servicer of this Agreement, the Purchase Agreement, the Insurance Agreement, the Letter of Credit Reimbursement Agreement or the Equipment and Lease Purchase Agreement and the consummation of the transactions contemplated hereby or thereby.

     (f)  Binding Obligation.  Each of this Agreement, the Purchase Agreement,
          ------------------
the Insurance Agreement, the Letter of Credit Reimbursement Agreement and the Equipment and Lease Purchase Agreement has been duly and validly authorized, executed and delivered by Servicer and each constitutes a valid and legally binding obligation of Servicer, enforceable against Servicer in accordance with its terms as such enforceability is subject to bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally and the availability of equitable remedies.

     (g)  No Proceedings.  There are no proceedings or investigations pending,
          --------------
or, to the knowledge of Servicer, threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement, the Purchase Agreement, the Insurance Agreement, the Letter of Credit Reimbursement Agreement or the Equipment and Lease Purchase Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, the Purchase Agreement, the Insurance Agreement, the Letter of Credit Reimbursement Agreement and the Equipment and Lease Purchase Agreement or (iii) seeking any determination or ruling that might materially and adversely affect the performance by Servicer of its obligations under, or the validity or enforceability, of this Agreement, the Purchase Agreement, the Insurance Agreement, the Letter of Credit Reimbursement Agreement or the Equipment and Lease Purchase Agreement.

     (h)  Principal Place of Business.  Servicer's principal place of business
          ---------------------------
and chief executive office is in the State of California, County of Orange.

     (i)  Course of Business.  The servicing of the Lease Contracts as
          ------------------
contemplated by this Agreement is in the ordinary course of business of Servicer.

     (j)  Financial Statements.  The December 31, 1996 audited financial
          --------------------
statements of Servicer heretofore furnished to SunAmerica and Bond Insurer are complete and correct and fairly present the financial condition of Servicer and the results of its operations as of the said date or dates and for the period or periods stated, all in accordance with generally accepted accounting principles and practices applied on a consistent basis.

     (k)  Liabilities. Servicer did not have, on December 31, 1996, any material
          -----------
contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated lawsuits from any unfavorable commitments except as referred to or reflected or provided for in such financial statements as of said date. Since December 31, 1996, there has been no change or event which has had or will have a material adverse effect on the assets, liabilities, financial condition, business or operations of Servicer or the ability of Servicer to perform its obligations under this Agreement, the Purchase Agreement, the Insurance Agreement, the Letter of Credit Reimbursement Agreement or the Equipment and Lease Purchase Agreement.

     (l)  Information.  Without limiting or qualifying any of the preceding
          -----------
representations or warranties of Servicer, all written information heretofore furnished by or made available to SunAmerica and Bond Insurer by Servicer for purposes of or in connection with this Agreement, the Purchase Agreement, the Insurance Agreement, the Letter of Credit Reimbursement Agreement or the Equipment and Lease Purchase Agreement was true and correct in all material respects on the date which such information was stated or certified and remains true and correct in all material respects as of the Closing Date, and as of each such date, such information did not omit to state a material fact necessary to make such information not misleading.

     Section 3.07   Covenants of Servicer.  Servicer hereby covenants that:
                    ---------------------

     (a)  Computer Files. Servicer will, at its own cost and expense, (i) retain
          --------------
the Lease Management System as a master record of the Lease Contracts and (ii) mark the Lease Management System and other physical records of the Lease Contracts to the effect that as to the Lease Contracts and related Equipment listed thereon Seller has sold and assigned all of its right, title and interest therein to the Trust.

     (b)  Safekeeping.  From time to time Servicer may request that Trustee
          -----------
deliver to Servicer a Lease File in connection with the enforcement of the related Lease Contract, in which event Trustee shall deliver such Lease File to Servicer at Servicer's expense. Servicer will hold all such Lease Files in its possession as custodian on behalf of the Trust for the use and benefit of all present and future Certificateholders and Bond Insurer. While so acting as a custodian, Servicer will act with reasonable care, using that degree of skill and care consistent with the highest degree of skill and care that Servicer exercises with respect to all comparable lease contracts that Servicer services for itself or others. Servicer will promptly report to Trustee any failure on its part to hold the Lease Files and maintain its accounts, records and computer systems as herein provided and will promptly take appropriate action to remedy any such failure. Nothing herein shall be deemed to require an initial or periodic review by Trustee of the Lease Files.

     (c)  Indemnification.
          ---------------

          (i) In any suit, proceeding or action brought by Trustee for any sum owing with respect to a Lease Contract, Servicer shall save, indemnify and keep Trustee, its officers, directors, employees and agents harmless from and against all costs, expense, losses, liabilities and damages (including, without limitation, reasonable out-of-pocket attorneys' fees, related disbursements and costs of court) suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the Lessee under such Lease arising out of a breach by Servicer or its agents of any obligation under such Lease Contract or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such Lessee or its successor from Servicer, and all such obligations of Servicer shall be and remain enforceable against and only against Servicer and shall not be enforceable against Trustee or the Trust.

          (ii) Servicer hereby agrees to defend and indemnify Trustee, Bond Insurer and the Certificateholders and their respective officers, directors, employees and agents against all costs, expenses, losses, liabilities and damages (including, without limitation, reasonable attorneys' fees, related disbursements and costs of court) in respect of the breach by Servicer of any of its obligations under this Agreement or any action taken by Servicer, or failure to take any action by Servicer, relative to any Lease Contract or arising out of any proven failure of compliance of any Lease Contract with the provisions of any applicable law or regulation of any Governmental Authority or as the result of any improper act or omission relating to the custody by Servicer of those Lease Files from time to time delivered to Servicer.

          (iii)  THE INDEMNIFICATIONS PROVIDED TO EACH INDEMNIFIED PARTY IN THIS
     SECTION 3.07(C) ARE INTENDED TO BE APPLICABLE TO THE FULLEST EXTENT
     ---------------
     PERMITTED BY APPLICABLE LAW AND SHALL PROTECT EACH SUCH INDEMNIFIED PARTY EVEN IF SUCH INDEMNIFIED PARTY IS NEGLIGENT.

          (iv) Servicer shall pay any amounts owing under this clause (c) directly to such indemnified Person and no such amounts shall be deposited in any Account.

          (v) The obligations of Servicer pursuant to this clause (c) shall survive the termination of the Trust.

     (d)  Compliance with Law.  Servicer will comply, in all material respects,
          -------------------
with all acts, rules, regulations, orders, decrees and directions of any Governmental Authority applicable to the Trust Assets or any part thereof; provided, Servicer may contest any act, regulation, order, decree or direction in any reasonable manner which shall not adversely affect the rights of the Certificateholders, Bond Insurer and Trustee in the Trust Assets. Servicer shall maintain all state and federal licenses and franchises necessary to perform its obligations hereunder.

     (e)  Preservation of Interest. Servicer shall execute and file (or cause to
          ------------------------
be executed and filed) such financing statements, continuation statements and any other documents requested by Trustee, Bond Insurer or the Majority Certificateholders or that may be required by law to fully preserve and protect the interest of Trustee, Bond Insurer and the Certificateholders hereunder in and to the Trust Assets, in each case consistent with the other terms and provisions of this Agreement. Servicer shall not assign, sell, pledge, or exchange, or in any way encumber or otherwise dispose of the Lease Contracts or the Equipment except as permitted hereunder.

     (f)  Obligations with Respect to Lease Contracts.  Servicer will duly
          -------------------------------------------
fulfill and comply, in all material respects, with all obligations on the part of the "lessor" or "secured party" that are required, pursuant to the terms of the Lease Contracts, to be performed before or after such Lease Contracts are assigned to Trustee, and Servicer and will do nothing to impair the rights of Trustee, the Certificateholders, Bond Insurer and Trust in the Trust Assets. Servicer will perform such obligations under and will not change or modify the Lease Contracts, except to the extent expressly permitted pursuant to the terms of this Agreement. No obligation or liability to any Lessee under any of the Lease Contracts is intended to be assumed by the Trust, Trustee, Bond Insurer or the Certificateholders under or as a result of this Agreement or the transactions contemplated hereby, all of the same being hereby expressly disclaimed. Servicer will comply with the Servicing Procedures and will not amend or modify the Servicing Procedures in any material respect without the prior written consent of the Controlling Party.

     (g)  Servicer's Employees and Fidelity Bond.  Servicer agrees to indemnify,
          --------------------------------------
defend and protect Trustee, Bond Insurer and the Certificateholders from and against, and assumes all liabilities and obligations relating to, all costs, expenses, losses, damages, claims or other liabilities arising out of or relating to the theft or embezzlement of any funds relating to the

Trust Assets by Servicer's employees and agents. Without limiting the foregoing, Servicer shall maintain, at its own expense, a blanket fidelity bond, with broad coverage with responsible companies on all officers, employees or other persons acting on behalf of Servicer in any capacity with regard to the Lease Contracts to handle funds, money, documents and papers relating to the Lease Contracts. Any such fidelity bond shall protect Servicer against losses, including forgery, theft, embezzlement, and fraud, of such persons and shall be maintained in a form and amount that would meet the requirements of prudent institutional Lease Contract servicers. No provision of this Section 3.07(g) requiring such fidelity
                                         ---------------
bond shall diminish or relieve Servicer from its duties and obligations as set forth in this Agreement. Servicer shall be deemed to have complied with this provision if one of its respective Affiliates has such fidelity bond and, by the terms of such fidelity bond, the coverage afforded thereunder extends to Servicer. Servicer shall cause each and every sub-servicer for it to maintain a fidelity bond which would meet such requirements. Upon request of Bond Insurer, any Certificateholder or Trustee, Servicer shall cause to be delivered to Trustee and the Controlling Party a certification evidencing coverage under such fidelity bond. Such fidelity bond shall not be canceled or modified in a materially adverse manner.

     Section 3.08   Servicing Compensation; Payment of Expenses by Servicer.
                    -------------------------------------------------------

     (a)  Servicing Fee.  As the sole consideration payable to Servicer for the
          -------------
performance of its obligations hereunder, Servicer shall be entitled to receive the Servicing Fee for each Collection Period (payable on the next succeeding Payment Date).

     (b)  Expenses.  As between Seller, Trustee, the Certificateholders and
          --------
Servicer, Servicer shall be required to pay all expenses incurred by it in connection with its activities under this Agreement, including fees and disbursements of independent accountants, taxes imposed on Servicer, amounts owing to Trustee pursuant to Section 10.04, expenses incurred in connection with
                             -------------
distributions and reports to Trustee and the Controlling Party, expenses incurred in connection with the repossession or disposition of Equipment or enforcement of Lease Contracts, including litigation costs and attorneys' fees related thereto, and all other fees and expenses not expressly stated under this Agreement to be for the account of the Trust, provided, however, that with respect to reasonable actual out-of-pocket expenses (including litigation costs and attorneys fees) incurred in connection with the repossession or disposition of Equipment or enforcement of Lease Contracts and set forth in the Monthly Statement, Servicer shall be entitled to reimbursement of such expenses by Lessee or from proceeds of the Equipment to the extent that the lessor would be entitled to such reimbursement in accordance with the terms of the related Lease Contract.

     Section 3.09   Monthly Statement; Annual Report.
                    --------------------------------

     (a)  Monthly Statement and Tape.  Servicer will provide to each Rating
          --------------------------
Agency, Trustee, Back-up Servicer and the Controlling Party, by 2:00 p.m. New York time on the Determination Date preceding each Payment Date, and Trustee will furnish or cause to be furnished to the Certificateholders, on or immediately following receipt thereof, a statement (the "Monthly Statement")
                                                         -----------------
signed by a Servicing Officer similar to the form of Exhibit "D" setting forth
                                                     -----------
the information as of the last day of the Collection Period immediately preceding the related Payment Date and after giving effect to any withdrawals, deposits and transfers to occur on or before the related Payment Date as well as any other information required by Bond Insurer, the Majority Certificateholders or any Rating Agency. In addition, Servicer shall provide to Back-up Servicer and the Controlling Party simultaneous with the delivery of such Monthly Statement a tape or other electronic media containing the detailed account and payment information utilized to prepare such Monthly Statement.

     (b)  Investment Earnings.  To enable Servicer to prepare the Monthly
          -------------------
Statement, Trustee shall provide to Servicer, upon request, on or before the fifth Business Day following the last day of each Collection Period a statement as to the balances and total amount of investment income earned on funds on deposit in the Investment Account, the Cash Collateral Account, if any, and the Certificate Accounts during the preceding Collection Period if held by Trustee.

     (c)  Annual Report; Audit.  Servicer will provide to Trustee, the
          --------------------
Controlling Party and Back-up Servicer within 120 days after the end of each Fiscal Year, a cumulative summary for the previous Fiscal Year, or, in the case of Fiscal Year 1997, the remaining portion thereof, of the Monthly Statements. Any Certificateholder or Bond Insurer may request that a nationally recognized accounting firm be engaged to conduct one or more audits with regard to the Accounts, Monthly Statements and similar financial matters relating to the Trust during any Fiscal Year, in which event Servicer shall engage, at its expense, such accounting firm and Servicer will cooperate with, and provide such information as may reasonably be requested by, such accounting firm.

     Section 3.10   Annual Statement as to Compliance; Notice of Default.
                    ----------------------------------------------------
Servicer shall deliver an annual report, for delivery to Trustee, the Controlling Party and the Rating Agency on or prior to March 31 of each year commencing March 31, 1998, signed by a Servicing Officer stating that (a) a review of the activities of Servicer, and Servicer's performance under this Agreement, for the period ending on the immediately preceding December 31 (or in the case of the initial report, the Initial Closing Date) has been made under such Servicing Officer's supervision and (b) certifying to the best of such officer's knowledge, based on such review, Servicer has or has caused to be performed all of its obligations under this Agreement throughout such year and that no Servicer Default has occurred, or, if such a Servicer Default has so occurred and is continuing, specifying each such event, the nature and status thereof and the steps necessary to remedy such event.

     Section 3.11   Annual Independent Public Accountants' Servicing Report.
                    -------------------------------------------------------
On or before the first anniversary of the Initial Closing Date and, unless required more frequently by any Rating Agency or the Controlling Party after the occurrence of a Servicer Default, on each yearly anniversary thereafter, Servicer at its expense shall cause a firm of Independent Public Accountants to furnish a statement to Trustee, the Controlling Party, SunAmerica and each Rating Agency to the effect that such firm has examined certain documents and records relating to the servicing of the Lease Contracts and the reporting requirements with respect thereto and that, on the basis of such examination, such servicing and reporting requirements have been conducted in compliance with this Agreement, except for (a) such exceptions as such firm shall believe to be immaterial, and (b) such other exceptions as shall be set forth in such statement.

     Section 3.12   Merger or Consolidation of, or Assumption of the Obligations
                    ------------------------------------------------------------
of, Servicer.  Servicer shall not consolidate with or merge into any other
------------
corporation or other Person or convey or transfer its properties and assets substantially as an entirety or ownership to any Person, unless:

          (a) the resulting entity formed by such consolidation or into which Servicer is merged or the Person which acquires by conveyance or transfer the properties and assets or ownership of Servicer substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia, shall meet the Net Worth Requirement and shall expressly assume, by an agreement supplemental hereto, executed and delivered to Trustee in form satisfactory to Trustee and the Controlling Party, the performance of every covenant and obligation of Servicer hereunder;

          (b) immediately after giving effect to such transaction, no representation or warranty made by Servicer in any Principal Agreement shall have been breached;

          (c) Servicer has delivered to Trustee and the Controlling Party an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Section 3.12 and that all conditions precedent
                                ------------
     herein provided for relating to such transaction have been complied with;

          (d) Servicer shall have delivered to Trustee and the Controlling Party an Opinion of Counsel either (1) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of Trustee in the Trust Assets and reciting the details of such filings, or (2) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest;

          (e) the Controlling Party has given its prior written consent (not to be unreasonably withheld); and

          (f) notice of such consolidation, merger, conveyance or transfer is given to each of the Rating Agencies.

     Servicer shall provide prior written notice of such event to the Rating Agencies and the Controlling Party. If, after the Initial Cut-Off Date, Servicer shall merge, consolidate or effect any other corporate structural change, including without limitation transfer of ownership of the majority of Servicer's voting securities, the Controlling Party shall have the right, in its sole discretion, to modify the Servicer Defaults.

     Section 3.13   Servicer Not To Resign.  Servicer shall not resign from the
                    ----------------------
obligations and duties hereby imposed on it except upon determination that (a) the performance of its duties hereunder is or becomes impermissible under applicable law, and (b) there is no reasonable action which Servicer could take to make the performance of its duties hereunder permissible under applicable law. Any determination pursuant to clause (a)
of this Section 3.13 permitting the resignation of Servicer shall be evidenced
        ------------
by an Opinion of Counsel to such effect and as to clause (b) of this Section
                                                                     -------
3.13 by an Officer's Certificate, in each case delivered to Trustee and the
----
Controlling Party. No Servicer resignation shall become effective until Back-up Servicer or a Successor Servicer shall have assumed the responsibilities and obligations of Servicer in accordance with Section 9.02. If within 120 days
                                           ------------
after the date of the determination in clause (a) Back-up Servicer shall be prohibited under applicable law or shall otherwise fail to assume the duties of Servicer and a Successor Servicer has not been appointed, Trustee shall without further action be appointed as Successor Servicer hereunder unless Trustee shall be legally unable or shall be unwilling to so act. The provisions of Section
                                                                     -------
9.01 with respect to the duties of Servicer in effecting the termination of its
----
servicing responsibilities and the transfer of such responsibilities to a Successor Servicer shall be applicable to any resignation pursuant to this
Section 3.13. Notwithstanding anything in this Agreement to the contrary, a
------------
Successor Servicer appointed under this Section 3.13 shall be deemed to be a
                                        ------------
Successor Servicer as defined hereunder.

     Section 3.14   Access to Certain Documentation and Information Regarding
                    ---------------------------------------------------------
the Trust Assets.  Servicer shall provide to Trustee, Bond Insurer, the
----------------
Certificateholders, Back-up Servicer and any accounting firm performing an audit pursuant to Section 3.09(c) access to the documentation and financial records
            ---------------
regarding the Trust Assets, such access to be afforded without charge but only
(a) upon reasonable request by Trustee, the Controlling Party, Back-up Servicer, such accounting firm or a Certificateholder, (b) during normal business hours and (c) subject to Servicer's normal security and confidentiality procedures. Nothing in this Section 3.14 shall derogate from the obligation of Seller, the
                ------------
Controlling Party, Trustee, Servicer or any such accounting firm to observe any applicable law prohibiting disclosure of information regarding the Lessees and the failure of Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section 3.14.
                                                                ------------

     Section 3.15   No Offset. The obligations of Servicer under this Agreement
                    ---------
shall not be subject to any defense, counterclaim or right of offset that Servicer has or may have against Seller, Trustee, Bond Insurer the Trust or any Certificateholder, whether in respect of this Agreement, any Trust Asset, or otherwise.

     Section 3.16   Delivery of Backup Tapes to Back-up Servicer.  (a) Servicer
                    --------------------------------------------
shall deliver to Back-up Servicer, or its designated agent, a computer diskette (or other electronic transmission) with the loan master file and history information on or prior to the Closing Date in the case of the Initial Cut-off Date, and on or prior to the related Subsequent Closing Date in the case of additional Lease Contracts, to enable Back-up Servicer to maintain records sufficient to assume the role of a Successor Servicer.

     (b) Servicer shall deliver the loan master file and history information to Back-up Servicer, or its agent, on or before the tenth (10th) day of each month, or as otherwise required by Bond Insurer or Back-up Servicer.

                                  ARTICLE IV
                  RIGHTS OF CERTIFICATEHOLDERS AND ALLOCATION
                        AND APPLICATION OF COLLECTIONS

     Section 4.01   Rights of Certificateholders.  Except as provided in and
                    ----------------------------
subject to Section 12.14 hereof, the Certificates shall represent undivided
           -------------
interests in the Trust, including the benefits of any amounts in the Cash Collateral Account and the benefits under the Letter of Credit and the right to receive the Collections and other amounts at the times and in the amounts specified in this Article IV to be deposited in the Accounts or to be paid to
                  ----------
the Certificateholders; provided, however, that the aggregate interest
                        --------  -------
represented by the Certificates at any time shall not exceed an amount equal to the Class A Certificate Investor Interest and Class B Certificate Investor Interest at such time, plus interest on such amounts calculated at the applicable Certificate Rate and (as applicable) as calculated at the Blended Class A Interest Shortfall Rate and the Blended Class B Interest Shortfall Rate (as provided in the definitions of "Class A Interest Shortfall Carryover" and the "Class B Interest Shortfall Carryover," respectively).

     Section 4.02   Establishment of Lockbox Account.  Prior to the date of
                    --------------------------------
this Agreement, Servicer, in the name of Trustee for the benefit of the Certificateholders and Bond Insurer, has, pursuant to a lockbox agreement (the "Lockbox Agreement"), established and shall maintain with the Newark, New Jersey
------------------
lockbox facility of Financial Telesis, Inc. (the "Lockbox Servicer"), which is
                                                  ----------------
an Eligible Institution, a post office lockbox (the "Post Office Lockbox"), and
                                                     -------------------
has established and shall maintain with a Pennsylvania office or branch of CoreStates Bank, N.A. (the "Lockbox Account Bank"), which is an Eligible
                            --------------------
Institution, a lockbox account (the "Lockbox Account").  The Post Office Lockbox
                                     ---------------
shall be serviced by the Lockbox Servicer and shall be used as a payment address only for payments due under or in respect of the Lease Contracts and Equipment. Prior to the date of this Agreement, Servicer shall send or cause to be sent to all Lessees a written notice whereby the Lessees are directed to make all payments in respect of Lease Contracts and Equipment to the Lockbox Account; provided, however, that such notice shall not be required to be sent to any
--------  -------
Lessee that was previously sent a notice to make such payments to a post office lockbox established under one of the Existing Pooling and Servicing Agreements (each, an "Existing Post Office Lockbox"); provided, further, that the Lockbox
           ----------------------------    --------  -------
Agreement requires the Lockbox Servicer to remit all payments received in any Existing Post Office Lockbox to be deposited into the Lockbox Account. The Lockbox Servicer shall remove daily all monies and checks, drafts and other instruments of payment contained in the Post Office Lockbox and (where applicable) shall appropriately endorse for payment and deposit such monies and checks, drafts and other instruments in the Lockbox Account no later than the next Business Day following such removal from the Post Office Lockbox. The Lockbox Account Bank shall remove all funds on deposit in the Lockbox Account on a basis mutually agreed upon among Servicer, the Controlling Party and the Lockbox Account Bank (which shall in no event be less often than every ten days) and deposit such funds in the Investment Account.

     Funds on deposit in the Post Office Lockbox and in the Lockbox Account shall remain uninvested. Servicer shall cause the Post Office Lockbox and the Lockbox Account to be maintained at an Eligible Institution in the name of Trustee for the benefit of the Certificateholders and Bond Insurer. Servicer shall give prior written notice to the Controlling Party of (i) the establishment of a new Post Office Lockbox or Lockbox Account, as applicable or
(ii) a change in the location of the Post Office Lockbox or Lockbox Account, as applicable. If, at any time, the institution holding the Post Office Lockbox or the Lockbox Account, as the case may be, ceases to be an Eligible Institution, Servicer shall within five (5) Business Days establish a new Post Office Lockbox or Lockbox Account, as the case may be, meeting the conditions specified above with a New York office or branch of an Eligible Institution, and direct the Lockbox Servicer or the Lockbox Bank, as the case may be, to transfer all funds and/or assets on deposit to such new Post Office Lockbox or Lockbox Account, as the case may be, and from the date such new Post Office Lockbox or Lockbox Account, as applicable, is established, it shall be the "Post Office Lockbox" or "Lockbox Account," as applicable.

     Section 4.03   Establishment of Investment Account. (a) Prior to the date
                    -----------------------------------
of this Agreement, Servicer shall establish and maintain with a New York office or branch of an Eligible Institution (which may be Trustee) a segregated trust account in the name of Trustee for the benefit of the Certificateholders and Bond Insurer (the "Investment Account"). Any funds on deposit from time to time
                   ------------------
in the Investment Account shall be deemed held in trust for the benefit of the Trust, the Certificateholders and Bond Insurer. Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Investment Account and in all proceeds thereof. The Investment Account shall be under the sole dominion and control of Trustee for the benefit of the Certificateholders and Bond Insurer. The Investment Account shall be dedicated to and used solely for the deposit of Collections. On the Initial Closing Date, the Investment Account shall be established with a New York office of Trustee. Servicer shall give prior written notice to the Controlling Party of (i) the establishment of a new Investment Account (such new Investment Account shall be maintained with an Eligible Institution) or (ii) a change in the location of an Investment Account. If, at any time, the institution holding the Investment Account ceases to be an Eligible Institution, Servicer shall within 30 Business Days establish a new Investment Account meeting the conditions specified above with a New York office or branch of an Eligible Institution, and direct Trustee to transfer any cash and/or any investments to such new Investment Account, and from the date such new Investment Account is established, it shall be the "Investment Account."

     (b) Funds on deposit in the Investment Account shall be invested in Eligible Investments in the name of Trustee for the benefit of the Certificateholders and Bond Insurer, as directed in writing by Servicer, that will mature or otherwise be available for withdrawal without penalty on each Deposit Date.

     Section 4.04   Establishment of the Certificate Accounts.
                    -----------------------------------------

     (a) Servicer, for the benefit of the Holders of the Class A Certificates and Bond Insurer, shall establish and maintain or cause to be established and maintained in the name of Trustee, on behalf of the Trust, with a New York office or branch of an Eligible Institution (which may be Trustee) a segregated trust account (the "Class A Certificate Account"), bearing a designation clearly
                    ---------------------------
indicating that the funds deposited therein are held for the benefit of the Holders of the Class A Certificates and Bond Insurer. Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Class A Certificate Account and in all proceeds thereof. The Class A Certificate Account shall be under the sole dominion and control of Trustee for the benefit of the Holders of the Class A Certificates and Bond Insurer. If, at any time, the institution holding the Class A Certificate Account ceases to be an Eligible Institution, Servicer shall within 10 Business Days establish a new account meeting the conditions specified above with a New York office or branch of an Eligible Institution (which may be Trustee), and direct Trustee to transfer any such amounts to such new account and from the date such new account is established, it shall be the "Class A Certificate Account."

     (b) Servicer, for the benefit of the Holders of the Class B Certificates, shall establish and maintain or cause to be established and maintained in the name of Trustee, on behalf of the Trust, with a New York office or branch of an Eligible Institution (which may be Trustee) a segregated trust account (the "Class B Certificate Account"), bearing a designation clearly indicating that
----------------------------
the funds deposited therein are held for the benefit of the Holders of the Class B Certificates. Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Class B Certificate Account and in all proceeds thereof. The Class B Certificate Account shall be under the sole dominion and control of Trustee for the benefit of the Holders of the Class B Certificates. If, at any time, the institution holding the Class B Certificate Account ceases to be an Eligible Institution, Servicer shall within 10 Business Days establish a new account meeting the conditions specified above with a New York office or branch of an Eligible Institution (which may be Trustee), and direct Trustee to transfer any such amounts to such new account and from the date such new account is established, it shall be the "Class B Certificate Account."

     (c) Funds on deposit in the Class A Certificate Account shall remain uninvested. On the Initial Closing Date, the Class A Certificate Account shall be established with a New York office of Trustee. Servicer shall give prior written notice to Trustee and the Controlling Party of (i) the establishment of a new Class A Certificate Account (such new Class A Certificate Account shall be maintained with an Eligible Institution) or (ii) a change in the location of the Class A Certificate Account.

     (d) Funds on deposit in the Class B Certificate Account shall remain uninvested. On the Initial Closing Date, the Class B Certificate Account shall be established with a New York office of Trustee. Servicer shall give prior written notice to Trustee and the Holders of the Class B Certificates of (i) the establishment of a new Class B Certificate Account (such new Class B Certificate Account shall be maintained with an Eligible Institution) or (ii) a change in the location of the Class B Certificate Account.

     Section 4.05   Letter of Credit; Cash Collateral Account.  (a) Rockford
                    -----------------------------------------
shall cause Letter of Credit Bank to issue the Letter of Credit to Trustee for the benefit of the Certificateholders and Bond Insurer.

     (b) On each Determination Date, Servicer shall determine the amount to be drawn under the Letter of Credit equal to the amount (the "Draw Amount") by
                                                           -----------
which the deposits required by Sections 4.08(b)(i) through (xi) for the
                               --------------------------------
immediately following Deposit Date exceeds the amount which will be on deposit in the Investment Account on such Determination Date; provided, however, that
                                                      --------  -------
the amount to be drawn may not exceed the Available LOC Amount.

     (c) If for any Payment Date the Draw Amount is greater than zero, Servicer shall give prompt written notice to Trustee and the Controlling Party of such positive Draw Amount not later than the close of business on the related Determination Date and instruct Trustee to make a drawing under the Letter of Credit in such amount pursuant to the relevant drawing certificate attached to the Letter of Credit. Upon receipt of such written notice, Trustee shall, no later than 2:30 P.M. (New York time) on the Business Day immediately preceding such Payment Date, make a drawing under the Letter of Credit in an amount equal to the Draw Amount for such Payment Date. Trustee shall make such drawing or the drawing contemplated by Section 4.05(f) by
                                                       ---------------
delivering to Letter of Credit Bank, by hand delivery, telex or facsimile transmission, with a copy to the Controlling Party, the relevant drawing certificate substantially in the form attached to the Letter of Credit, appropriately completed, signed by a Responsible Officer and dated the date of presentation thereof. The drawing certificate shall direct Letter of Credit Bank to disburse the amount of such drawing to Trustee for deposit in the Cash Collateral Account by no later than 4:00 P.M. (New York time) on such Business Day.

     (d) Servicer, for the benefit of the Certificateholders and Bond Insurer, shall establish and maintain, or cause to be established and maintained in the name of Trustee, on behalf of the Trust, with a New York office or branch of an Eligible Institution (which may be Trustee), a segregated trust account bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders and Bond Insurer (the "Cash Collateral
                                                             ---------------
Account").  On the Initial Closing Date, the Cash Collateral Account shall be
-------
established with the New York office of Trustee. Servicer shall give prior written notice to the Controlling Party of (i) the establishment of a new Cash Collateral Account (such new Cash Collateral Account shall be maintained with an Eligible Institution) or (ii) a change in the location of the Cash Collateral Account. Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Cash Collateral Account and in all proceeds thereof. The Cash Collateral Account shall be under the sole dominion and control of Trustee for the benefit of the Certificateholders and Bond Insurer. If, at any time, the institution holding the Cash Collateral Account (other than the Corporate Trust Office of Trustee) ceases to be an Eligible Institution, Trustee shall within 10 Business Days establish a new Cash Collateral Account meeting the conditions specified above with another Eligible Institution (or the Corporate Trust Office of Trustee), transfer any cash and/or any investments to such new Cash Collateral Account, and from the date such new Cash Collateral Account is established it shall be the "Cash Collateral Account." Trustee at the written direction of Servicer shall make withdrawals from the Cash Collateral Account at such time and for the purposes set forth in this Section
                                                                       -------
4.05 (each a "Cash Collateral Withdrawal").  Cash Collateral Withdrawals shall
----          --------------------------
be made in the priority set forth below and the Available Amount will be reduced by the amount of each such Cash Collateral Withdrawal. Servicer shall not be entitled to any amounts with respect to the Cash Collateral Account. Seller shall not be entitled to any amounts with respect to the Cash Collateral Account, except as set forth below in Section 4.05(h).
                                      --------------

     (e) Funds on deposit in the Cash Collateral Account shall at the written direction of Servicer be invested by Trustee in Eligible Investments in the name of Trustee for the benefit of the Certificateholders and Bond Insurer. All such investments shall be held by Trustee or other depository for the benefit of the Certificateholders and Bond Insurer. Funds held in the Cash Collateral Account shall be invested in Eligible Investments that will mature or otherwise will be available for withdrawal without penalty on each Payment Date.

     (f) In the event Trustee receives written notice from Letter of Credit Bank or the Controlling Party that (i) the then current long-term unsecured debt rating of Letter of Credit

Bank is less than "AAA" by Standard & Poor's or "Aaa" by Moody's or revoked or withdrawn or (ii) there has been instituted by or against Letter of Credit Bank a proceeding relating to bankruptcy, reorganization, insolvency, liquidation, moratorium or any other proceeding affecting the enforcement or creditors' rights and remedies generally (the date of receipt by Trustee of such notice, the "Termination Date"), and such Letter of Credit is not replaced by Servicer
     ----------------
with a Letter of Credit acceptable to the Controlling Party from a Letter of Credit Bank acceptable to the Controlling Party prior to the fifteenth day immediately succeeding such Termination Date (or if such date is not a Business Day, the next succeeding Business Day) on such fifteenth day, Trustee shall make a drawing under the Letter of Credit in an amount equal to the Available LOC Amount then in effect by delivering to Letter of Credit Bank, by hand delivery, telex or facsimile transmission, the relevant drawing certificate substantially in the form attached to the Letter of Credit, appropriately completed, signed by a Responsible Officer and dated the date of presentation thereof. The drawing certificate shall direct Letter of Credit Bank to disburse the amount of such drawing to Trustee for deposit in the Cash Collateral Account no later than 11:00 A.M. (New York time) on the next succeeding Business Day. Following such disbursement, the Letter of Credit shall terminate. In the event Trustee receives written notice from Letter of Credit Bank that Letter of Credit Bank has elected to terminate the Letter of Credit pursuant to Section 4.17 of the
                                                          ------------
Letter of Credit Reimbursement Agreement, Trustee, within one Business Day of its receipt of such written notice, shall make a drawing under the Letter of Credit in an amount equal to the Available LOC Amount then in effect by delivering to Letter of Credit Bank, by hand delivery, telex or facsimile transmission, the relevant drawing certificate substantially in the form attached to the Letter of Credit, appropriately completed, signed by a Responsible Officer and dated the date of presentation thereof. The drawing certificate shall direct Letter of Credit Bank to disburse the amount of such drawing to Trustee for deposit in the Cash Collateral Account no later than 11:00 A.M. (New York time) on the next succeeding Business Day. Following such disbursement, the Letter of Credit shall terminate.

     (g) On each Deposit Date on which the Draw Amount is greater than zero, Trustee, upon written instructions from Servicer delivered pursuant to Section
                                                                       -------
4.05(c), shall, after taking into account all deposits from Letter of Credit
-------
Bank pursuant to Section 4.05(c), make a Cash Collateral Withdrawal in an amount
                 ---------------
equal to such Draw Amount. Such Cash Collateral Withdrawal, if any, shall be immediately deposited by Trustee in the Investment Account in a timely manner to permit the distribution of the same to the Class A Certificate Account and the Class B Certificate Account pursuant to Section 4.08(b).
                                        ----------------

     (h)  On each Deposit Date, after making those distributions described in
Section 4.08(b)(i) through (xiii), Trustee shall distribute any amounts
---------------------------------
remaining in the Cash Collateral Account to Seller as Seller Amounts.

     Section 4.06   Determination of Principal Amounts.
                    ----------------------------------

     (a)  Class A Certificate Principal Distributable Amount.  The amount
          --------------------------------------------------
required to be deposited as principal into the Class A Certificate Account on each Deposit Date (the "Class A Certificate Principal Distributable Amount")
                        --------------------------------------------------
shall be an amount, as determined by Servicer in the Monthly Statement on the Determination Date, equal to 94.00% (subject to the proviso set forth below) of the sum of (i) the amount by which the Aggregate Discounted Lease Contract Balance as of the beginning of business on the first day of the Collection Period immediately preceding such Deposit Date (plus the original principal amount of any Class A Certificates issued during such Collection Period) exceeds the Aggregate Discounted Lease Contract Balance as of the close of business on the last day of such Collection Period, plus (ii) all Prepayment Fees to the
                                        ----
extent deposited into the Investment Account with respect to the related Determination Date pursuant to Section 2.03(d); provided, however, that, so long
                               ---------------  --------  -------
as any amount is owed hereunder with respect to the holders of the Class A Certificates, upon the occurrence of a Servicer Default, the Class A Certificate Principal Distributable Amount shall at all times be equal to the entire Class A Certificate Investor Interest. All Bond Insurer Premiums shall be paid out of amounts otherwise distributable to the Class A Certificateholders hereunder and under Section 4.07(a) hereof.
                    ---------------

     (b)  Class B Certificate Principal Distributable Amount.  The amount
          --------------------------------------------------
required to be deposited as principal into the Class B Certificate Account on each Deposit Date (the "Class B Certificate Principal Distributable Amount")
                        --------------------------------------------------
shall be an amount, as determined by Servicer in the Monthly Statement on the Determination Date, equal to 6.00% (subject to the proviso set forth below) of the sum of (i) the sum of the amount by which the Aggregate Discounted Lease Contract Balance as of the beginning of business on the first day of the Collection Period immediately preceding such Deposit Date (plus the original principal amount of any Class B Certificates issued during such Collection Period) exceeds the Aggregate Discounted Lease Contract Balance as of the close of business on the last day of such Collection Period, plus (ii) all Prepayment
                                                       ----
Fees to the extent deposited into the Investment Account with respect to the related Determination Date pursuant to Section 2.03(d); provided, however, that,
                                       ---------------  --------  -------
upon payment in full of all amounts owed hereunder with respect to the holders of the Class A Certificates, the sum "6.00%" set forth in this Section 4.06(b)
                                                               ---------------
shall automatically be deemed to be changed to "100.00%"; and provided, further,
                                                              --------  -------
that in no event shall the Class B Certificate Principal Distributable Amount be more than the Class B Certificate Investor Interest.

     (c)  Class A Certificate Principal Shortfall Carryover Amount.  On the
          --------------------------------------------------------
Determination Date preceding each Payment Date, Servicer shall determine in the Monthly Statement the amount of any Class A Certificate Principal Shortfall Carryover for such Payment Date.

     (d)  Class B Certificate Principal Shortfall Carryover Amount.  On the
          --------------------------------------------------------
Determination Date preceding each Payment Date, Servicer shall determine in the Monthly Statement the amount of any Class B Certificate Principal Shortfall Carryover for such Payment Date.

     Section 4.07   Determination of Interest Amounts.
                    ---------------------------------

     (a)  Class A Certificate Interest Distributable Amount. The amount required
          -------------------------------------------------
to be deposited as interest into the Class A Certificate Account on each Deposit Date (the "Class A Certificate Interest Distributable Amount") shall be an
           -------------------------------------------------
amount, as determined by Servicer in the Monthly Statement, equal to interest accrued on the Certificate Balance (calculated as of the Business Day immediately preceding such Deposit Date) of each Class A Certificate for the applicable Accrual Period (or the Accrual Intervals comprising each such Accrual Period) at the applicable Certificate Rate on the basis of a 360-day year and the actual number of days elapsed during such Accrual Period; provided, however,
                                                              --------  -------
that with respect to any Class A Certificates issued on any Subsequent Closing Date occurring since the preceding Payment Date, interest shall be calculated with respect to each Accrual Interval based upon the actual number of days elapsed during such Accrual Interval and the Certificate Balance of such Class A Certificates. All Bond Insurer Premiums shall be paid out of amounts otherwise distributable to the Class A Certificateholders hereunder and under Section
                                                                    -------
4.06(a) hereof.
-------

     (b)  Class B Certificate Interest Distributable Amount. The amount required
          -------------------------------------------------
to be deposited as interest into the Class B Certificate Account on each Deposit Date (the "Class B Certificate Interest Distributable Amount") shall be an
           -------------------------------------------------
amount, as determined by Servicer in the Monthly Statement, equal to interest accrued on the Certificate Balance (calculated as of the Business Day immediately preceding such Deposit Date) of each Class B Certificate for the applicable Accrual Period (or the Accrual Intervals comprising each such Accrual Period) at the applicable Certificate Rate on the basis of a 360-day year and the actual number of days elapsed during such Accrual Period; provided, however, that with respect to any Class B Certificates issued on any Subsequent Closing Date occurring since the preceding Payment Date, interest shall be calculated with respect to each Accrual Interval based upon the actual number of days elapsed during such Accrual Interval and the Certificate Balance of such Class B Certificates.

     (c)  Class A Certificate Interest Shortfall Carryover Amount.  On the
          -------------------------------------------------------
Determination Date preceding each Payment Date, Servicer shall determine in the Monthly Statement the amount of any Class A Certificate Interest Shortfall Carryover for such Payment Date.

     (d)  Class B Certificate Interest Shortfall Carryover Amount.  On the
          -------------------------------------------------------
Determination Date preceding each Payment Date, Servicer shall determine in the Monthly Statement the amount of any Class B Certificate Interest Shortfall Carryover for such Payment Date.

     Section 4.08   Collections and Allocations; Required Deposits.
                    ----------------------------------------------

     (a)  To the extent not theretofore accomplished and subject to Section
                                                                    -------
4.05(g), Servicer shall deposit or cause to be deposited all Collections
-------
received by it into the Investment Account as promptly as possible, but in no event later than the second Business Day following its receipt of such Collections.

     (b)  Deposits and Payments.  On each Determination Date, Servicer shall
          ---------------------
instruct Trustee pursuant to the Monthly Statement to, and Trustee shall, apply or cause to be applied any and all funds on deposit in the Investment Account on such Determination Date to the extent that such funds relate to any amounts due and payable with respect to any Trust Assets or Equipment during any preceding Collection Period (after taking into account any Cash Collateral Withdrawal to be deposited therein on the next Deposit Date pursuant to Section 4.05(g)) to make the following payments and
                         ---------------
deposits on the following dates and in the following mandatory order of priority; provided, however, that the proceeds of claims under the Policy shall
          --------  -------
be used solely to pay the amounts due under clauses (vii) and (viii) below;
                                            -----------------------
provided, further, however, that Trustee shall withdraw from the Investment Account and make interest payments to the Class A Certificateholders based on
-------
the Class A Certificate Investor Interest even if it shall not have received the Monthly Statement:

          (i) To Servicer, on the Payment Date, to the extent of available funds, any Tax Amounts to be paid to Servicer under Section 3.02;
                                                    ------------

          (ii) To Servicer on the Payment Date, to the extent of available funds derived from Collections from the related Lease Contracts, any Servicer Advances not previously reimbursed;

          (iii) To Servicer on the Payment Date, to the extent of available funds specified for such purpose under the Letter of Credit, any portion of any Servicer Advances which Servicer has certified to Trustee and the Controlling Party in the applicable Monthly Statement that Servicer in good faith believes it will not be able to recoup from subsequent Collections under the applicable Lease Contracts.

          (iv) To Servicer or Successor Servicer on the Payment Date, to the extent of available funds, the Servicing Fee, the Successor Servicing Fee and the Transition Costs incurred by such Successor Servicer to the extent not previously paid on prior Payment Dates;

          (v) To Trustee on the Payment Date, to the extent of available funds, the Trustee Fee and the Transition Costs incurred by Trustee to the extent not previously paid on prior Payment Dates;

          (vi) To Back-up Servicer on the Payment Date, to the extent of available funds, the Back-up Servicer Fee and all unpaid Back-up Servicer Fees from prior Payment Dates;

          (vii) To the Class A Certificate Account on the Deposit Date, to the extent of available funds, an amount equal to, without duplication, the Class A Certificate Interest Distributable Amount and any Class A Certificate Interest Shortfall Carryover;

          (viii) To the Class A Certificate Account on the Deposit Date, to the extent of available funds, an amount equal to, without duplication, the Class A Certificate Principal Distributable Amount and any Class A Certificate Principal Shortfall Carryover;

          (ix) To Bond Insurer on the Payment Date, to the extent of available funds, any amounts previously paid by Bond Insurer under the Policy and not theretofore repaid, together with interest thereon at the Late Payment Rate and any other amounts due under the Insurance Agreement;

          (x) the Class B Certificate Account on the Deposit Date, to the extent of available funds, an amount equal to, without duplication, the Class B Certificate Interest Distributable Amount and any Class B Certificate Interest Shortfall Carryover amounts as of the immediately preceding Payment Date;

          (xi) To the Class B Certificate Account on the Deposit Date, to the extent of available funds, an amount equal to, without duplication, the Class B Certificate Principal Distributable Amount and any Class B Certificate Principal Shortfall Carryover amounts as of the immediately preceding Payment Date;

          (xii) To the Letter of Credit Bank, the amount (if any) necessary to restore the Available LOC Amount to the Minimum LOC Amount, in accordance with the terms of the Letter of Credit Reimbursement Agreement;

          (xiii) To pay any Bond Insurer or any Certificateholder, any Transition Costs incurred by such Bond Insurer or Certificateholder and not previously reimbursed; and

          (xiv) To Seller on the Payment Date, the amount, if any, by which the balance of the funds on deposit in the Investment Account on the last day of the Collection Period prior to such Payment Date exceeds the aggregate of all payments made under clauses (i) through (xiii) above.
                                         --------------------------

     Section 4.09   Account Agreements.  Servicer hereby represents and warrants
                    ------------------
to Trustee, Bond Insurer and the Certificateholders that Servicer has heretofore given to Trustee, Bond Insurer and SunAmerica true and correct copies of all written agreements that constitute the entire agreements relating to the Accounts (collectively, the "Account Agreements"), that the Account Agreements
                             ------------------
have not been amended, supplemented or terminated, and that the Account Agreements are still in full force and effect. Servicer shall not amend, supplement or terminate any of the Account Agreements, enter into any new agreements or understandings relating to the Accounts, or amend, supplement or terminate any such new agreements or understandings, without the prior consent of Trustee, Bond Insurer and SunAmerica.

     Section 4.10   Payments under the Policy   .
                    -------------------------

     (a) If on the close of business on the third Business Day immediately prior to any Payment Date, the sum of (i) the funds on deposit in the Investment Account and available to be distributed on such Payment Date pursuant to Section
                                                                         -------
4.08(b), and (ii) the Available Amount, are not sufficient (after taking into
-------
account the payments required to be made on such Payment Date pursuant to Sections 4.08(b)(i) through (vi)) to make the payment of amounts of accrued
--------------------------------
interest on the Class A Certificates on such Payment Date in accordance with
Section 4.08(b)(vii), Trustee shall, no later than 12:00 noon, New York time, on
--------------------
the second Business Day immediately preceding the Payment Date next occurring, make a claim under the Policy in an amount equal to such insufficiency. In addition, if on the close of business on the third Business Day immediately prior to the Stated Maturity, the sum of (A) the funds on deposit in the Investment Account and available to be distributed on such Payment Date pursuant to Section 4.08(b), and (B) the Available Amount, are not sufficient
            ---------------
(after taking into account the payments required to be made on such Payment Date pursuant to Sections 4.08(b)(i) through (vii)) to pay in full the Class A
            ---------------------------------
Certificate Investor Interest, Trustee shall, not later than 12:00 noon, New York time, on the second Business Day immediately preceding such Payment Date, make a claim under the Policy in an amount equal to such insufficiency. Proceeds of claims on the Policy shall be deposited in the Class A Certificate Account and shall be used solely to pay (1) amounts due in respect of interest on the Class A Certificates on each Payment Date, and (2) amounts due in respect of principal of the Class A Certificates at the Stated Maturity.

     (b) In addition, on any day that Trustee has actual knowledge or receives notice that any amount previously paid to a Class A Certificateholder has been subsequently recovered by a trustee in bankruptcy from such Class A Certificateholder pursuant to a final nonappealable order of a court of competent jurisdiction that such payment constitutes a voidable preference within the meaning of the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, to such Class A Certificateholder (each, a "Preference Claim"
                                                               ----------------
and, collectively, the "Preference Claims"), Trustee shall, within three
                        -----------------
Business Days thereafter, (i) make a drawing under the Letter of Credit in an amount equal to such Preference Claim, in the manner set forth in Section
                                                                  -------
4.05(c), and (ii) if the then Available LOC Amount is less than the amount of
-------
such Preference Claim, then Trustee shall make a claim upon the Policy for an amount equal to the difference between (A) the amount of such Preference Claim, minus (B) the Available LOC Amount, in accordance with the terms of the Policy.
-----
Any proceeds relating to such Preference Claim received by Trustee under the Letter of Credit and/or the Policy shall be deposited in the Class A Certificate Account and shall be used solely to pay to the related Class A Certificateholders (1) amounts due in respect of interest on the Class A Certificates within two Business Days after such deposit, and (2) amounts due in respect of principal of the Class A Certificates at the Stated Maturity. If, at the Stated Maturity, Bond Insurer has not been fully reimbursed under Section
                                                                      -------
4.08(b)(ix) for all such Preference Claims paid to Trustee on behalf of a Class
-----------
A Certificateholder in accordance with the terms of the Policy (collectively, the "Unreimbursed Preference Claims"), then (x) Trustee shall make a drawing
     ------------------------------
under the Letter of Credit in an amount equal to the Unreimbursed Preference Claims, in the manner set forth in Section 4.05(c), and (y) if the then
                                   ---------------
Available LOC Amount is less than the amount of such Unreimbursed Preference Claims, then Trustee shall have a claim against, and shall be entitled to be reimbursed by, the Class B Certificateholders, on demand, on a pro rata basis, in an amount equal to the difference between (i) the Unreimbursed Preference Claims, minus (ii) the then Available LOC Amount. By accepting the Class B
        -----
Certificates, the Class B Certificateholders shall be deemed to have agreed to reimburse Trustee, on demand, on a pro rata basis, for the amount calculated in accordance with clause (y) of this Section 4.10(b); provided, however, that such
                ----------         ---------------  --------  -------
amount shall not exceed the aggregate amount of principal payments previously distributed to the Class B Certificateholders under Section 4.08(b)(xi).
                                                    -------------------
Trustee shall pay the proceeds received under clauses (x) and/or (y) of this
                                              ----------------------
Section 4.10(b) to Bond Insurer within two Business Days after Trustee's receipt
---------------
thereof.

     Section 4.11 Investment of Monies Held in the Investment Account and the
                  -----------------------------------------------------------
Cash Collateral Account.  In the event that Trustee has not received written
-----------------------
directions from Servicer, Trustee shall invest any cash amounts in the Investment Account and the Cash Collateral Account in Eligible Investments. Trustee shall provide to Servicer and the Controlling Party monthly written confirmation of such investments, describing the Eligible Investments in which such amounts have been invested. Any funds in the Investment Account, the Certificate Accounts and the Cash Collateral Account not so invested must be insured by the Federal Deposit Insurance Corporation to the limits established by such corporation.

                                   ARTICLE V

                         DISTRIBUTIONS AND REPORTS TO
                              CERTIFICATEHOLDERS



     Section 5.01  Distributions to Certificateholders.
                   -----------------------------------

     (a) On each Payment Date, Trustee shall distribute, or shall furnish to the Paying Agent for distribution, from the Class A Certificate Account (in accordance with the Monthly Statement) the following amounts:

          (i) to Bond Insurer, an amount equal to the Bond Insurer Premium with respect to the Collection Period immediately preceding such Payment Date;

          (ii) to each Holder of a Class A Certificate of record on the related Record Date, the difference between (A) the sum of such Certificateholder's pro rata share (based on the ratio of (1) the sum of
                         --------
     the products of one-twelfth (1/12) of the Certificate Rate for each Class A Certificate held by such Certificateholder, times the Certificate Balance of such Class A Certificate on such Payment Date (determined without giving effect to payments of principal on such Payment Date under this Section
                                                                     -------
     5.01), to (2) the Class A Certificate Interest Distributable Amount) of the
     ----
     amounts deposited into the Class A Certificate Account in respect of the Class A Certificate Interest Distributable Amount and the Class A Certificate Interest Shortfall Carryover, minus (B) such
                                               -----
     Certificateholder's pro rata share of the Bond Insurer Premium with respect
                         --------
     to the Collection Period immediately preceding such Payment Date; and

          (iii) to each Holder of a Class A Certificate of record on the related Record Date, the sum of such Certificateholder's pro rata share
                                                              --------
     (based on the aggregate Class A Certificate Investor Interest represented by Class A Certificates held by such Certificateholder and determined without giving effect to payments of principal on such Payment Date under this Section 5.01) of the amounts deposited into the Class A Certificate
          ------------
     Account in respect of the Class A Certificate Principal Distributable Amount and the Class A Certificate Principal Shortfall Carryover.

     (b) On each Payment Date, Trustee shall distribute, or shall furnish to the Paying Agent for distribution, from the Class B Certificate Account (in accordance with the Monthly Statement) the following amounts:

          (i) to each Holder of a Class B Certificate of record on the related Record Date, such Certificateholder's pro rata share
                                                   --------
     (based on the ratio of (a) the sum of the products of one-twelfth of the Certificate Rate for each Class B Certificate held by such Certificateholder times the Certificate Balance of such Class B Certificate on such Payment Date (determined without giving effect to payments of principal on such Payment
     Date under this Section 5.01), to (b) the Class B Certificate
                     ------------
     Interest Distributable Amount) of the amounts deposited into the Class B Certificate Account in respect of the Class B Certificate Interest Distributable Amount and the Class B Certificate
     Interest Shortfall Carryover; and

          (ii) to each Holder of a Class B Certificate of record on the related Record Date, such Certificateholder's pro rata share (based on the aggregate Class B Certificate Investor Interest represented by Class B Certificates held by such Certificateholder and determined without giving effect to payments of principal on such Payment Date under this Section
                                                           -------
     5.01) of the amounts deposited into the Class B Certificate
     ----
     Account in respect of the Class B Certificate Principal Distributable Amount and the Class B Certificate Principal Shortfall Carryover.

     (c) On each Payment Date, Trustee shall distribute to Seller (in accordance with the Monthly Statement) any amounts required to be distributed to Seller pursuant to Section 4.05(h) and Section 4.08(b)(xv).
                   ---------------------------------------

     (d) Distributions to Certificateholders hereunder shall be made by check mailed to each Certificateholder at such Certificateholder's address appearing on the Certificate Register without presentation or surrender of any Certificate or the making of any notation thereon or by wire transfer to such depository account as the Holder directs Trustee in writing prior to the relevant Record Date. Such distributions shall be made in immediately available funds and except with respect to the final distribution, payment shall be made without presentation or surrender of the Certificates. Distributions to Seller hereunder shall be made by check mailed to Seller at Seller's address appearing on Trustee's books or by wire transfer of immediately available funds to such depository account as Seller directs Trustee in writing prior to the relevant Record Date.

     Section 5.02  Annual Certificateholders' Tax Statement.  On or before
                   ----------------------------------------
January 25 of each calendar year, beginning with calendar year 1998, Rockford shall cause the Paying Agent to furnish (to the extent required by law) to each Person who at any time during the preceding calendar year was a Certificateholder a statement prepared by Rockford showing the total amount of principal and interest distributed to each Certificateholder during the preceding calendar year or the applicable portion thereof during which such Person was a Certificateholder, together with such other customary information (consistent with the treatment of the Certificates as debt for federal and state income tax purposes) as may be necessary or desirable to enable the Certificateholders to prepare their tax returns. Such obligations of the Paying Agent shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by, or caused to be provided by, Rockford pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

                                  ARTICLE VI

                               THE CERTIFICATES


     Section 6.01  The Certificates.  The Certificates shall be substantially in
                   ----------------
the form of Exhibits "A" and "B", as applicable, and shall, upon issuance, be
            --------------------
executed by Seller and delivered to Trustee for authentication and delivery as provided in Section 6.02. The Certificates shall be issuable only in Authorized
            ------------
Denominations. Each Certificate shall be executed by manual or facsimile signature on behalf of Seller by its authorized agent (by manual or facsimile signature). Certificates bearing the manual or facsimile signature of the individual who was, at the time when such signature was affixed, authorized to sign on behalf of Seller or Trustee shall not be rendered invalid, notwithstanding that such individual has ceased to be so authorized prior to the authentication and delivery of such Certificates or does not hold such office at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by or on behalf of Trustee by the manual signature of a duly authorized signatory, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     Section 6.02  Authentication of Certificates.
                   ------------------------------

     (a) Contemporaneously with the assignment and transfer of the applicable Trust Assets to the Trust on each Closing Date and after satisfaction of the conditions precedent set forth in the Purchase Agreement, a Responsible Officer of Trustee shall authenticate and deliver the Class A Certificates and Class B Certificates as directed by a written order of Seller.

     (b) Contemporaneously with the transfer of the applicable Trust Assets to the Trust on the Initial Closing Date, a Responsible Officer of Trustee shall authenticate and deliver to Seller the Seller Certificate.

     Section 6.03  Registration of Transfer and Exchange of Certificates.
                   -----------------------------------------------------
Trustee shall cause to be kept at the office or agency to be maintained by a transfer agent and registrar (the "Transfer Agent and Registrar") in accordance
                                   ----------------------------
with the provisions of Section 10.15 a register (the "Certificate Register") in
                       -------------                  --------------------
which, subject to such reasonable regulations as it may prescribe, the Transfer Agent and Registrar shall provide for the registration of the Certificates and of transfers and exchanges of the Certificates as herein provided. Trustee is hereby initially appointed Transfer Agent and Registrar for the purpose of registering the Certificates and transfers and exchanges of the Certificates as herein provided. Trustee shall be permitted to resign as Transfer Agent and Registrar upon 30 days' written notice to Servicer and the Controlling Party.
In the event that Trustee shall no longer be the Transfer Agent and Registrar, Trustee shall appoint a successor Transfer Agent and Registrar acceptable to the Controlling Party.

     Each permitted transfer hereunder shall be accomplished by surrender of such Certificates for registration of transfer at the Corporate Trust Office. Upon surrender for registration of transfer of any Certificate at any office or agency of the Transfer Agent and Registrar maintained for such purpose, Seller shall execute, and Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates in Authorized Denominations of like aggregate amount.

     At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same class of Certificates (i.e, Class A Certificates or Class B Certificates) in Authorized Denominations of like aggregate amount, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, Seller shall execute, and Trustee shall authenticate and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in a form satisfactory to Trustee and the Transfer Agent and Registrar duly executed by the Certificateholder thereof or his attorney duly authorized in writing.

     No service charge shall be made to the Certificateholders for any registration of transfer or exchange of Certificates, but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     All Certificates surrendered for registration of transfer and exchange shall be canceled and disposed of or held in accordance with Trustee's standard retention policy.

     Each Certificateholder, by acceptance of its Certificates, agrees that the Certificates shall be limited recourse obligations payable from the Trust Assets, including any proceeds or payments made with respect to the Letter of Credit or the Policy.

     All fees and expenses of the Transfer Agent and Registrar shall be borne and paid by Trustee.

     Section 6.04  Restrictions on Transfer of Certificates.  Notwithstanding
                   ----------------------------------------
anything to the contrary contained in this Agreement, no transfer or exchange of any Certificate or any beneficial interest therein may be made unless Servicer shall have reasonably determined that the transfer of such Certificate (a) is made pursuant to an exemption from the registration requirements of the Securities Act, and is exempt from any applicable state securities or "Blue Sky" laws (or any requirements thereof have been complied with), (b) would not cause the Trust or Trustee to be in violation of the Investment Company Act or require the Trust or Trustee to register as an investment company under the Investment Company Act, and (c) would not be in violation of ERISA or make assets of the Trust "plan assets" under ERISA. In the event that such a transfer is to be made, Servicer or Trustee shall require, in order to assure compliance with the Securities Act, the Investment Company Act, ERISA and applicable state securities or "Blue Sky" laws, that any prospective transferee execute and deliver to Servicer, the Controlling Party and Trustee a written certificate, in the form of Exhibit "F", as to the facts surrounding such transfer. Servicer,
            -----------
the Controlling Party or

Trustee may also require an Opinion of Counsel reasonably satisfactory to each of them that such transfer may be made pursuant to an exemption from the Securities Act and applicable state securities or "Blue Sky" laws (or in compliance therewith), that such transfer would not be or result in a violation of ERISA or make assets of the Trust "plan assets" under ERISA and that such transfer would not result in a violation of the Investment Company Act or require the Trust or Trustee to register as an "investment company" under the Investment Company Act, which Opinion of Counsel shall be delivered to Servicer, the Controlling Party and Trustee and shall be an expense of the Certificateholder desiring to effect such transfer or such Certificateholder's prospective transferee. Neither Servicer, any Certificateholder, Trustee nor any other Person may register any Certificate under the Securities Act or any other securities law.

     Section 6.05  Mutilated, Destroyed, Lost or Stolen Certificates.  If (a)
                   -------------------------------------------------
any mutilated Certificate is surrendered to the Transfer Agent and Registrar, or the Transfer Agent and Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Transfer Agent and Registrar, the Controlling Party and Trustee such security or indemnity as may be reasonably required by them to save each of them harmless, then, in the absence of notice to Trustee that such Certificate has been acquired by a bona fide purchaser, Seller shall execute and Trustee shall authenticate and the Transfer Agent and Registrar shall deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like class, tenor and denomination. In connection with the issuance of any new Certificate under this Section 6.05, Trustee or the Transfer
                                           ------------
Agent and Registrar may require the payment by the Certificateholder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of Trustee and the Transfer Agent and Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section 6.05 shall constitute
                                              ------------
complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     Section 6.06  Persons Deemed Owners.  Prior to due presentation of a
                   ---------------------
Certificate for registration of transfer, Trustee, the Paying Agent, the Transfer Agent and Registrar, the Controlling Party and any agent of any of them may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section
                                                                        -------
5.01 and for all other purposes whatsoever, and neither Trustee, the Paying
----
Agent, the Transfer Agent and Registrar, the Controlling Party nor any agent of any of them shall be affected by any notice to the contrary.

     Section 6.07   Appointment of Paying Agent.
                    ---------------------------

     (a) Trustee may appoint one or more Paying Agents acceptable to the Controlling Party. The Paying Agent shall make distributions provided by Trustee to Certificateholders from the respective Certificate Accounts pursuant to Section 5.01 and shall report the amounts of such distributions to Trustee.
   ------------
Any Paying Agent shall have the revocable power to request the withdrawal of funds from the respective Certificate Accounts for the purpose of making distributions referred to above. If the Paying Agent is not Trustee, Trustee may revoke such power and remove the Paying Agent, if Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect and shall revoke such power and remove the Paying Agent at the written direction of the Controlling Party. The Paying Agent shall initially be Trustee. The provisions of Sections
                                                                        --------
10.01, 10.02 and 10.03 shall apply to Trustee also in its role as Paying Agent,
----------------------
for so long as Trustee shall act as Paying Agent.

     (b) Trustee shall cause any Paying Agent (other than itself) to execute and deliver to Trustee an instrument in which such Paying Agent shall agree with Trustee that such Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders and shall agree that it shall comply with all requirements of the Internal Revenue Code, regarding the withholding of payments in respect of Federal income taxes due from Holders by Trustee or Servicer. Trustee agrees, if it is the Paying Agent hereunder, to comply with the foregoing covenants.

     (c) All fees and expenses of the Paying Agent shall be borne and paid by Trustee.

     Section 6.08  Access to List of Certificateholders' Names and Addresses.
                   ---------------------------------------------------------
Trustee will furnish or cause to be furnished by the Transfer Agent and Registrar to Servicer, the Controlling Party or the Paying Agent, within five Business Days after receipt by Trustee of a request therefor from Servicer, the Controlling Party or the Paying Agent, respectively, in writing, a list in such form as Servicer, the Controlling Party or the Paying Agent may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders. If Holders of Certificates (collectively, the "Applicants") evidencing not less
                                            ----------
than 10% of the Class A Certificate Investor Interest and not less than 10% of the Class B Certificate Investor Interest apply in writing to Trustee, and such application states that the Applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then Trustee, after having been adequately indemnified by such Applicants for its costs and expenses, shall afford or shall cause the Transfer Agent and Registrar to afford such Applicants access during normal business hours to the most recent list of Certificateholders held by Trustee and shall give Servicer and the Controlling Party notice that such request has been made, within five Business Days after the receipt of such application. Such list shall be as of a date no more than 45 days prior to the date of receipt of such Applicants' requests. Every Certificateholder, by receiving and holding a Certificate, agrees with Trustee that neither Trustee, the Transfer Agent and Registrar, nor any of their respective agents shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was obtained.

     Section 6.09  Authenticating Agent.  (a) Trustee may appoint one or more
                   ---------------------
authenticating agents with respect to the Certificates that shall be authorized to act on behalf of Trustee in authenticating the Certificates in connection with the registration of, transfer, exchange or repayment of the Certificates. Whenever reference is made in this Agreement to the authentication of Certificates by Trustee or Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of Trustee by its duly authorized authenticating agent and a certificate of authentication executed on behalf of Trustee by such an authenticating agent.

     (b) Any Person into which the authenticating agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the authenticating agent shall be a party, or any Person succeeding to the corporate trust business of the authenticating agent, shall be the successor of the authenticating agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     (c) An authenticating agent may at any time resign by giving written notice of resignation to Trustee, the Controlling Party and to Servicer. Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to such authenticating agent, the Controlling Party and to Servicer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be acceptable to Trustee or the Controlling Party, Trustee may and shall at the written direction of the Controlling Party appoint a successor authenticating agent. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent. No successor authenticating agent shall be appointed unless acceptable to Trustee and the Controlling Party.

     (d) Trustee agrees to bear and pay all fees and expenses of any such authenticating agent.

     (e)  The provisions of Sections 10.01, 10.02 and 10.03 shall be applicable
                            -------------------------------
to any authenticating agent.

     (f)  If an authenticating agent shall have been appointed pursuant to this
Section 6.09, the Certificates may have endorsed thereon, in addition to
------------
Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

     This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.


                                      as Authenticating Agent
                                      for Trustee,

                                 By:
                                             Authorized Signatory

     Section 6.10  Non-Petition.  Each Certificateholder, by receiving and
                   ------------
holding a Certificate agrees that so long as this Agreement is in effect and for one year and one day after its termination, neither it nor any Affiliate thereof will file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against Seller.

     Section 6.11  Private Offering and Transferability.  (a) All interests in
                   ------------------------------------
the Trust shall be issued in a transaction (or transactions) which does not require registration under the Securities Act (and, in the case of an offering and sale of interests in the Trust exempt from registration under the Securities Act by reason of Regulation S, the offering and sale shall be conducted in such a manner that the offering and sale would not have been required to be registered under the Securities Act if the interests had been offered and sold within the United States). Further, neither Trustee nor any Certificateholder, acting individually or in concert with other Certificateholders, shall take any action that might reasonably be expected to cause interests in the Trust to be "traded on an established securities market" as defined in the Treasury Regulations under Section 7704 of the Internal Revenue Code. In no event will the Trust have more than 100 Certificateholders at any time after taking into account the ownership rules contained in the Treasury Regulations under Section 7704 of the Internal Revenue Code.

     (b)  Subject to the transfer restrictions contained in Section 6.04 hereof,
                                                            ------------
each Certificateholder expressly agrees not to sell, assign, transfer, or dispose of, by gift, pledge, hypothecation or otherwise, its Certificate or any interest therein (and no purported sale, assignment, transfer or disposition of a Certificate shall be effective) without the transferor Certificateholder giving prior written notice of the sale, assignment, transfer or disposition to Trustee, and receiving Trustee's prior written determination that such sale, assignment, transfer or disposition does not cause the Trust to have more than 100 Certificateholders after taking into account the ownership rules contained in the Treasury Regulations under Section 7704 of the Internal Revenue Code or cause interests in the Trust to be traded on an established securities market as provided in subparagraph (a) above. Trustee's determination of such matters
            ----------------
shall not be unreasonable.

                                  ARTICLE VII

                          MATTERS RELATING TO SELLER


     Section 7.01  Representations and Warranties Regarding Seller.
                   -----------------------------------------------

     Seller hereby represents and warrants to the Trust, Trustee, Bond Insurer and each Certificateholder:

     (a)  Organization and Good Standing.  Seller is a corporation duly
          ------------------------------
organized, validly existing and in good standing under the laws of the State of New York, with full power and authority to own its properties and to conduct its business as presently conducted, and to execute, deliver, and perform its obligations under the Principal Agreements.

     (b)  Due Qualification.  Seller is duly qualified to do business as a
          -----------------
foreign corporation and is in good standing, and has obtained all necessary licenses and approvals in all states in which the ownership or lease of its property or the conduct of its business requires such qualification, except to the extent that the failure to so qualify or obtain such licenses and approvals would not, in the aggregate, materially adversely affect the ability of Seller to perform its obligations under the Principal Agreements.

     (c)  Power and Authority.  Seller has the power and authority and legal
          -------------------
right (including all requests, approvals, licenses and permits) to execute and deliver the Principal Agreements and to carry out their respective terms; Seller has duly authorized the transfer of all of its right, title and interest in and to the assets assigned and encumbered pursuant to Sections 2.01(c) and (d) by
                                                  ------------------------
all necessary action; and the execution, delivery, and performance of the Principal Agreements have been duly authorized by Seller by all necessary action.

     (d)  No Violation.  The execution and delivery of the Principal Agreements,
          ------------
the Certificates and each conveyance of Trust Assets, the consummation of the transactions contemplated hereby and thereby and the fulfillment of the terms thereof will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, or require any consent or approval under (as applicable) the organizational documents of Seller, or any term of any agreement or other instrument to which Seller is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its material properties pursuant to the terms of such agreement or other instrument, other than any Lien created or imposed pursuant to the terms of any Principal Agreement, or violate any law or, to the best of Seller's knowledge, any material order, rule or regulation applicable to Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Seller or any of its properties.

     (e)  Principal Place of Business.  Seller's principal place of business and
          ---------------------------
chief executive office is in Bergen County, New Jersey at the address set forth in this Agreement, and there are no other such locations.

     (f)  Binding Obligation.  Each of the Principal Agreements has been duly
          ------------------
authorized, executed and delivered by Seller, and each constitutes a legal, valid and binding obligation of Seller enforceable against Seller in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general, and the availability of equitable remedies.

     (g)  No Consent.  No consent, approval, authorization, order, registration,
          ----------
filing, qualification, license or permit of or with any court or Governmental Authority having jurisdiction over Seller or any of its properties or assets is required to be obtained by or with respect to Seller in connection with the execution, delivery and performance by it of the Principal Agreements and the consummation of the transactions contemplated hereby and thereby.

     (h)  No Proceedings. There are no proceedings or investigations pending, or
          --------------
to the knowledge of Seller threatened, before any court or Governmental Authority (i) asserting the invalidity of any of the Principal Agreements, (ii) seeking to prevent the consummation of any of the transactions contemplated by any of the Principal Agreements or (iii) seeking a determination or ruling that might materially adversely affect the performance by Seller of its obligations hereunder or thereunder or the validity or enforceability of any of the Principal Agreements.

     (i)  Solvency. Seller is solvent and will not become insolvent after giving
          --------
effect to the transactions contemplated by the Principal Agreements; Seller has not incurred any indebtedness or other payment obligations; and Seller, after giving effect to the transactions contemplated by the Principal Agreements, will have an adequate amount of capital to conduct its business in the foreseeable future.

     (j)  Other Business.  Seller has not engaged in any business or incurred
          --------------
any liabilities or obligations other than as set forth in the Principal Agreements.

     (k)  Injunctions.  There is no outstanding injunction, writ, restraining
          -----------
order or other order of any nature that adversely affects Seller's performance of its obligations under the Principal Agreements or the consummation of the transactions contemplated thereby.

     (l)  Compliance.  Seller is in compliance with all applicable laws, rules,
          ----------
regulations, and orders with respect to Seller, its business and properties and all of its Lease Contracts and Equipment.

     (m)  Returns.  Seller has filed on a timely basis all required tax returns.
          -------

     (n)  Name.  The legal name of Seller is as set forth in this Agreement, and
          ----
Seller has no tradenames, fictitious names, assumed names or "doing business as" names.

     (o)  Subsidiaries.  Seller has no subsidiaries.
          ------------

     (p)  Parent of Seller.  Rockford is the registered owner of all of the
          ----------------
issued and outstanding common stock of Seller, all of which common stock has been validly issued, is fully paid and nonassessable and is owned of record, free and clear of all mortgages, assignments, pledges, security interests, warrants, options and rights to purchase.

     (q)  Equipment and Lease Purchase Agreement.  Seller has entered into the
          --------------------------------------
Equipment and Lease Purchase Agreement with Rockford from whom it has acquired the initial Trust Assets on the Closing Date, and from which it will acquire additional Trust Assets on Subsequent Closing Dates, and the representations and warranties made by Rockford relating to the Trust Assets have been, and on each Subsequent Closing Date will be, validly assigned to and are for the benefit of Seller, Trustee, the Trust, Bond Insurer and Certificateholders and such representations and warranties are true and correct in all material respects.

     (r)  Bulk Transfer Laws.  The transfer, assignment and conveyance of the
          ------------------
Trust Assets by Seller pursuant to this Agreement is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

     (s)  The Lease Contracts.  Seller hereby restates and makes each of the
          -------------------
representations and warranties with respect to the Lease Contracts that are made by Rockford in Section 3.02 of the Equipment and Lease Purchase Agreement.
               ------------

     (t)  Separate Existence.  Seller is operated in such a manner that it would
          ------------------
not be substantively consolidated in the bankruptcy estate of any Affiliate, such that the separate existence of Seller and Affiliate would be disregarded, in the event of a bankruptcy or insolvency of Affiliate, and in such regard:

          (A) Seller is a corporation whose activities are restricted in its certificate of incorporation, a true and complete copy of which has been delivered to Trustee and the Controlling Party pursuant to the Purchase Agreement and such document has not been amended since the date of such delivery;

          (B) no Affiliate of Seller is involved in the day-to-day management of Seller;

          (C) other than the activities undertaken pursuant to this Agreement and the Equipment and Lease Purchase Agreement, Seller engages in no transactions with any Affiliate;

          (D) Seller maintains separate corporate records and books of account from each Affiliate and otherwise observes corporate formalities and has a separate business office for each Affiliate, including Rockford;

          (E) the financial statements and books and records of each of its Affiliates prepared after the Initial Closing Date will reflect the separate existence of Seller;

          (F) Seller maintains its assets separately from the assets of any other Affiliate (including through the maintenance of a separate bank account), and Seller's funds and assets, and records relating thereto, have not been and are not commingled with those of any Affiliate;

          (G) no Affiliate (1) pays Seller's expenses, (2) guarantees Seller's obligations, or (3) advances funds to Seller for the payment of expenses or otherwise;

          (H) no Affiliate acts as an agent of Seller in any capacity (except as Servicer hereunder) and Seller does not act as agent for any Affiliate, but instead presents itself to the public as a corporation separate and apart from each of its other Affiliates, independently engaged in the business of having contributed to it by Rockford, and transferring undivided interests in, the Trust Assets; and

          (I) Seller will at all times be a corporation (1) having at least one Independent Director who shall at no time be a shareholder, director, officer or employee of any Affiliate, and (2) the certificate of incorporation of which provides that Seller shall not take any action requiring the unanimous consent of all directors of Seller without the consent of the Independent Director;

     (u)  Sale or Absolute Assignment.  For accounting purposes, Seller will
          ---------------------------
treat the sale of all Lease Receivables pursuant to this Agreement as a sale, or absolute assignment, of its full right, title and ownership interest in such Lease Receivables to Trustee and Seller has not in any other manner accounted for the transactions in Lease Receivables by Seller contemplated hereby.

     (v)  Taxes.  Seller has filed on a timely basis all tax returns (federal,
          -----
state, and local) required to be filed and has paid or made adequate provisions for the payment of all taxes, assessments, and other governmental charges due from Seller.

     (w)  Material Information.  All information heretofore or hereafter
          --------------------
furnished by or on behalf of Seller to Trustee, Bond Insurer and Certificateholders in connection with this Agreement or any transaction contemplated hereby is and will be true and complete in all material respects and does not and will not omit to state a material fact necessary to make the statements contained therein not misleading.

     The representations and warranties of Seller set forth in this Section 7.01
                                                                    ------------
shall be deemed to be remade, without further act by any Person, on and as of each Closing Date.

                                 ARTICLE VIII

                     ADDITIONAL MATTERS RELATING TO SELLER


     Section 8.01  Covenants of Seller.
                   -------------------

     (a)  Security Interests.  Seller hereby covenants that it will not sell,
          ------------------
pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Trust Assets now existing or hereafter created, or any interest therein prior to the termination of this Agreement pursuant to Article XI; and Seller shall defend the right, title and interest of the Trust in, to and under the applicable Trust Assets now existing or hereafter created, against all claims of third parties.

     (b)  Preservation of Security Interest.  Seller shall execute and cause
          ---------------------------------
Servicer to file such continuation statements, certificate of title documents and any other documents requested by Trustee or the Controlling Party or which may be required by law to fully preserve and protect the interest of the Trust and Trustee in the Trust Assets.

     (c)  Maintenance of Office, etc.  Seller will not, without providing at
          --------------------------
least thirty (30) days prior written notice to Trustee and the Controlling Party and without filing such amendments to any previously filed financing statements or certificates of title as Trustee or applicable law may require, (i) change the location of its principal executive office, or (ii) change its name, identity or corporate structure in any manner which would make any financing statement or continuation statement filed by Servicer in accordance with this Agreement seriously misleading or otherwise ineffective under the UCC or other relevant laws.

     (d)  Further Assurances. Seller will make, execute or endorse, acknowledge,
          ------------------
and file or deliver to Trustee from time to time such schedules, confirmatory assignments, conveyances, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Trust Assets as Trustee or the Controlling Party may request and reasonably require.

     (e)  Notice of Liens. Seller shall notify Trustee and the Controlling Party
          ---------------
promptly after becoming aware of any Lien on any Trust Asset.

     (f)  Rights.  Seller will enforce its rights under the Equipment and Lease
          ------
Purchase Agreement.

     (g)  Obligations with Respect to Lease Contracts.  Seller will duly fulfill
          -------------------------------------------
all obligations on its part to be fulfilled under or in connection with each Lease Contract and will do nothing to impair the rights of the Trust in the Lease Receivables, the Lease Contracts and any other Trust Assets. As long as there is no event of default under the applicable Lease Contract, Seller will not disturb the Lessee's quiet and peaceful possession of the related Equipment and the Lessee's unrestricted use thereof for its intended purpose.

     (h)  Compliance with Law.  Seller will comply, in all material respects,
          -------------------
with all acts, rules, regulations, orders, decrees and directions of any governmental authority applicable to the Lease Contracts or any part thereof; provided, however, that Seller may contest any act, regulation, order, decree or
--------  -------
direction in any reasonable manner which shall not materially and adversely affect the rights of the Trust in the Lease Receivables, the Contracts, the Trust Assets or the related Equipment. Seller will comply, in all material respects, with all requirements of law applicable to Seller.

     (i)  Consolidated Return.  For tax purposes, Seller is merely a nominee for
          -------------------
Rockford. If Seller is treated as a separate entity, Seller and Rockford will be considered members of an affiliated group within the meaning of section 1504 of the Internal Revenue Code, which will file, a consolidated return for federal income tax purposes.

     (j)  Preservation of the Equipment.  Seller warrants that with respect to
          -----------------------------
each Lease Receivable transferred by Seller to the Trust, at the time of such transfer, Seller was the legal owner and possessor of the Equipment related to such Lease Receivable (except with respect to Equipment in which it has a valid security interest) and that it will warrant and defend such Equipment against all Persons, claims and demands whatsoever. Seller shall not assign, sell, pledge, or exchange, or in any way encumber or otherwise dispose of the Equipment, except as permitted under this Agreement.

     (k)  Taxable Income from the Lease Contracts.  Rockford shall treat the
          ---------------------------------------
Lease Contracts as owned by it for federal income tax purposes, and any affiliated group of which Rockford is a member within the meaning of section 1504 of the Internal Revenue Code, shall treat the Lease Contracts as owned by Rockford for federal income tax purposes and shall report and include in gross income for federal, state and local income tax purposes in its consolidated or combined return the rental and other income from the Lease Contracts and deduct the interest paid or accrued, in accordance with the applicable method of accounting for federal income tax purposes, with respect to the Certificates.

     (l)  Use of Proceeds.  The proceeds from the sale of the Certificates will
          ---------------
be used by Seller to pay existing indebtedness of Rockford that was secured by Lease Contracts transferred to Seller on the Initial Closing Date or on any Subsequent Closing Date, pay the expenses associated with the issuance of the Certificates and the funding of the accounts described in Article IV hereof, and
                                                          ----------
for general corporate purposes, including the payment of administrative expenses and dividends.

     Section 8.02  Indemnification of the Trust, Trustee, Bond Insurer, Back-up
                   ------------------------------------------------------------
Servicer, Successor Servicer and Certificateholders.  Rockford shall indemnify
---------------------------------------------------
and hold harmless the Trust, Trustee, Bond Insurer, Back-up Servicer, Successor Servicer and each Certificateholder and their respective officers, directors, employees and agents from and against any loss, liability, expense, damage or injury suffered or sustained by reason of any acts, omissions or alleged acts or omissions of Servicer or Seller with respect to the Trust pursuant to this Agreement or, without gross negligence or bad faith on the part of Trustee, arising out of Trustee's acceptance and administration of its trust hereunder, and from and against any taxes that may at any time be assessed against Trustee or the Trust with respect to the transactions contemplated herein, including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege or license tax and expenses in defending against the same, including, but not limited to, any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim. Any such indemnification shall not be payable from the assets of the Trust. The provisions of this Section 8.02 shall run directly
                                                ------------
to and be enforceable by an injured party subject to the limitations hereof, and the obligations of Seller under this Section 8.02 shall survive the termination of the Trust. THE INDEMNIFICATION PROVIDED TO EACH INDEMNIFIED PARTY IN THIS
SECTION 8.02 IS INTENDED TO BE APPLICABLE TO THE FULLEST EXTENT PERMITTED BY LAW AND SHALL PROTECT EACH SUCH INDEMNIFIED PARTY EVEN IF SUCH INDEMNIFIED PARTY IS NEGLIGENT. Rockford shall pay any amounts owing under this Section 8.02 directly
                                                           ------------
to such indemnified Person and such amounts shall not be deposited in any Account. The obligations of Rockford pursuant to this Section 8.02 shall survive
                                                      ------------
the termination of the Trust.

     Section 8.03  Additional Obligations.
                   ----------------------

     (a) Seller agrees to hold in trust for the Trust and remit to Servicer any payments received by Seller in respect of the Trust Assets within one Business Day after receipt thereof by Seller.

     (b)  Seller shall not, without the prior consent of the Controlling Party,
(i) consent to any amendment of the Equipment and Lease Purchase Agreement, (ii) consent to any assignment of any rights of Servicer hereunder (except as specifically permitted hereunder), or (iii) amend its certificate of incorporation.

     (c) Seller covenants and agrees that it shall not have the authority to (or no shareholder shall have authority to cause Seller to):

          (i) engage in any business or activity other than in connection with, or relating to, or the carrying out of, the activities described in Article SECOND of Seller's certificate of incorporation;

          (ii) incur any other indebtedness or assume or guaranty any indebtedness of any other person or entity;

          (iii) merge or consolidate with or convey or transfer its properties and assets substantially as an entity to any Person, other than to an Affiliate of Seller, without obtaining the unanimous consent of its board of directors, which consent must include the consent of the Independent Director and prior consent of the Controlling Party, and any such merger or consolidation with, or conveyance or transfer to, an Affiliate of Seller shall be subject to the following conditions:

                 (A) the surviving or resulting corporation shall be a corporation organized under the laws of the United States or any state thereof and its certificate of incorporation shall contain the same restrictions as are contained in Seller's certificate of incorporation;

                 (B) the surviving or resulting corporation (if other than Seller) shall expressly assume by a supplement to applicable Principal Agreements all of the Corporation's liabilities and obligations thereunder;

                 (C) the consummation of such merger or consolidation shall not result in the lowering of the rating of the Certificates by any Rating Agency which is then rating the Certificates; and

                 (D) such Affiliate shall be a newly-formed corporation with no outstanding liabilities and shall be acceptable to the Controlling Party.

          (iv) institute proceedings to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition or consent to a petition seeking reorganization or relief under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of Seller or a substantial part of its property, or make any assignment for the benefit of creditors or, except as required by law, admit in writing its inability to pay its debts generally as they become due, or take any corporate action in furtherance of any such action, without, in each case, the prior unanimous consent of its board of directors, which consent must include the consent of the Independent Director;

          (v) amend, alter in any manner or delete any provision of Seller's certificate of incorporation without obtaining the unanimous consent of the Board of Directors, which consent must include the consent of the Independent Director and the prior consent of the Controlling Party; or

          (vi) dissolve or liquidate, in whole or in part, if any Certificates or obligations to the Insurer in connection therewith are outstanding; or

          (vii) enter into any amendment of any of the Principal Agreements without the prior consent of the Controlling Party.

     (d) Seller shall conduct its affairs in accordance with the following provisions:

          (i) Seller shall furnish to Trustee, the Controlling Party and each Rating Agency copies of the form of each proposed amendment to its Certificate of Incorporation at least ten (10) business days prior to the proposed date of adoption of any such proposed amendment;

          (ii) Seller will observe all customary formalities of independent corporation existence;

          (iii) Seller shall maintain separate corporate records and books of account from those of Rockford and its other affiliates (or any other Person or entity), and Seller shall not commingle its funds or other assets with those of any Person or entity;

          (iv) Seller shall hold appropriate meetings of its board of directors and shareholders, or take actions by unanimous written consent to the extent permitted by applicable law, to authorize Seller's corporate actions;

          (v) Seller shall at all times hold itself out to the public (including, without limitation, to Rockford and the creditors of Rockford), in Seller's own name, as a separate and distinct entity from Rockford and its other affiliates;

          (vi) Seller shall at all times ensure that its capitalization is adequate in light of its business and purposes, and shall not declare or pay any dividend or other distribution with respect to its capital stock or make any payment on account of the purchase, redemption or other acquisition or retirement of its capital stock or any warrant, option or other right to acquire any such capital stock, either directly or indirectly, pay or deliver or commit to pay or deliver any monies or assets to Rockford or any other affiliate whether in cash or other property of Seller, if the effect thereof would be to leave Seller inadequately capitalized in light of the nature of its business and its then anticipated capital requirements to conduct its business as then being conducted or would cause Seller to not have a positive net worth;

          (vii) Seller will not engage in any business transaction with any affiliate of Seller unless such transaction is approved by its board of directors (including approval by the Independent Director) as a transaction with terms and conditions available at the time to Seller at least as favorable to Seller as for comparable transactions on an arms' length basis with unaffiliated Persons;

          (viii) Seller will not guarantee, assume or become liable for the obligations of Rockford or any of its other affiliates (or any other Person or entity) or advance funds to, or accept funds from, Rockford or any of its affiliates (or any other Person or entity) for the payment of expenses, except as expressly provided in the Principal Agreements and no shareholder shall guaranty, assume or become liable for the obligations of Seller, except as expressly provided in the Agreements; and

          (ix)   Except as provided in and subject to Section 12.14 hereof,
                                                      -------------
     Seller will not act as an agent of Rockford or any of its other affiliates (or any other Person or entity) in any capacity; and

          (x) Seller will have no subsidiaries or any other affiliate that is controlled by Seller

     (e) At all times, at least one of the directors of Seller shall be an Independent Director.

     (f) Trustee, Bond Insurer and any Certificateholder and their respective representatives shall at all times, upon reasonable prior notice, have full and free access during normal business hours to all books, correspondence and written and computer records of Seller as appropriate to verify Seller's compliance with the Principal Agreements, and Trustee and such Certificateholder and their representatives may examine and audit the same, and make photocopies thereof, and Seller agrees to render to Trustee, Bond Insurer and any such Certificateholder and their representatives, not at the expense of Bond Insurer, such clerical and other assistance as may be reasonably requested with regard thereto.

     (g) Seller shall maintain separate corporate records and books of account from those of Rockford and its Affiliates or any other Person and Seller shall not commingle its funds or other assets with those of any other Person.

     (h) Seller will hold appropriate meetings of its Board of Directors and stockholders, or take actions by unanimous written consent if permitted by applicable law, to authorize Seller's corporate actions.

     (i) Seller will at all times hold itself out to the public, including Rockford, under Seller's own name, as a separate and distinct entity from Rockford and its Affiliates.

     (j) Seller will not (i) declare or pay any dividend or other distribution with respect to its capital stock, (ii) make any payment on account of the purchase, redemption or other acquisition or retirement of its capital stock or any warrant, option or other right to acquire any such capital stock, or (iii) either directly or indirectly, pay or deliver or commit to pay or deliver any monies or assets to Rockford or any other Affiliate whether in cash or other property of Seller, if the effect thereof would be to leave Seller inadequately capitalized to conduct its business as then being conducted or would cause Seller to not have positive net worth.

     (k) Seller will not engage in business transactions with any Affiliate unless it is approved by the Board of Directors (including approval by the Independent Director as a transaction with terms and conditions available at the time to Seller at least as favorable to Seller as for comparable transactions on an arm's length basis with unaffiliated Persons and entities.

     (l) On or before April 30 of each year, beginning in 1998, Seller shall deliver to Trustee, Bond Insurer and each Certificateholder an Officer's Certificate certifying that Seller has, during the preceding year, (i) observed all of the requirements of this Section 8.03, and (ii) observed all of the
                                ------------
requisite corporate formalities and conducted its business and operations in such a manner as required for Seller to maintain its separate corporate existence from any other entity.

     (m) Seller shall operate its business and maintain its separate corporate existence in a manner so that Seller will not be substantively consolidated with Rockford and Seller's separate existence disregarded in event of Rockford's bankruptcy.

     (n) Seller shall at all times cause its certificate of incorporation to provide that Seller's activities and business are limited to the transactions contemplated by the Principal Agreements and activities incidental thereto.

     (o) Seller shall at all times cause the financial statements of Rockford to reflect the separate corporate existence of Seller.

     (p) Seller shall cause all of its business correspondence to reflect that business is being conducted in Seller's own name.

     Section 8.04 Servicer Reporting Requirements.  (a) Servicer will deliver
                  -------------------------------
to each Holder of outstanding Certificates, Bond Insurer, Back-up Servicer and Trustee (if different from Back-up Servicer):

          (1)  Quarterly Statements -- within sixty (60) days after the end of
               --------------------
     each of the first three quarterly fiscal periods in each fiscal year of Servicer commencing with the quarter ending June 30, 1997, three copies of:

               (A) a balance sheet of Servicer, as at the end of such quarter, and
               (B) a statement of income, retained earnings and cash flow of Servicer for that quarter and for the portion of the fiscal year ending with such quarter;

all accompanied by a certificate signed by a principal financial officer of Servicer stating that such financial statements present fairly the financial condition of Servicer and have been prepared in accordance with generally accepted accounting principles consistently applied;

          (2)  Annual Statements -- within one hundred twenty (120) days after
               -----------------
     the end of each fiscal year of Servicer commencing with the fiscal year ending December 31, 1997, three copies of:

               (A) a consolidated and consolidating balance sheet of Servicer and its consolidated subsidiaries, with consolidating schedules for each of its consolidated subsidiaries at the end of that year, and

               (B) consolidated and consolidating statements of income, retained earnings and cash flow of Servicer and its consolidated subsidiaries for that year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by an opinion of a firm of Independent Public Accountants stating that such financial statements present fairly the financial condition of Servicer and its consolidated subsidiaries and have been prepared in accordance with generally accepted accounting principles consistently applied (except for changes in application in which such accountants concur and footnote), and that the examination of such accountants in connection with such financial statements has been made in connection with generally accepted auditing standards, and included examining, on a test basis, evidence supporting the amounts and disclosures on the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation;

               (3)  Notice of Event of Servicer Default -- immediately upon
                    -----------------------------------
          becoming aware of the existence of any condition or event which constitutes Servicer Default, a written notice describing its nature and period of existence and what action Servicer is taking or proposes to take with respect thereto;

               (4)  Report on Proceedings -- promptly upon Servicer's becoming
                    ---------------------
          aware of:

                    (i) any proposed or pending investigation of it by any governmental authority or agency, or

                    (ii) any court or administrative proceeding which involves or may involve the possibility of materially and adversely affecting the properties, business, prospects, profits or conditions (financial or otherwise) of Servicer, a written notice specifying the nature of such investigation or proceeding and what action Servicer is taking or proposes to take with respect thereto and evaluating its merits; or

                    (iii) any notice from any agency or governmental body having authority over the conduct of its business that it is to cease and desist, or to undertake, any practice, program, procedure or policy employed by it in the conduct of its business, and such cessation or undertaking will materially adversely affect its ability to perform its obligations hereunder; or

                    (iv) any litigation claiming damages in excess of $1,000,000 from Servicer or which may otherwise have a material adverse effect on the business, financial condition, property or prospects of Servicer;

               (5)  Requested Information -- with reasonable promptness, any
                    ---------------------
          other data and information which may be reasonably requested by Bond Insurer, the Certificateholders or Trustee from time to time, including without limitation any information required to be made available at any time to any prospective transferee of any Certificates in order to satisfy the requirements of Rule 144A under the Securities Act.

               (6)  Officer's Certificates -- with each set of financial
                    ----------------------
          statements delivered pursuant to Section 8.04(a), Servicer will
                                           ---------------
          deliver an Officer's Certificate stating (i) that the officer signing such certificate has reviewed the relevant terms of this Agreement and the Principal Agreements to which Servicer is a party and has made, or caused to be made under such officer's supervision, a review of the activities of Servicer during the period covered by the statements then being furnished, (ii) that the review has not disclosed the existence of any Servicer Default or, if a Servicer Default exists, describing its nature and what action Servicer has taken and is taking with respect thereto, and

          (iii) that on the basis of such review the officer signing such certificate is of the opinion that during such period Servicer has serviced the Lease Contracts in compliance with the procedures hereof except as described in such certificate.

     (b) On or before each April 15, commencing April 15, 1998, so long as any of the Certificates are outstanding, Servicer shall furnish to the Controlling Party and Trustee an Officer's Certificate either stating that such action has been taken with respect to the recording, filing, rerecording and refiling of any financing statements and continuation statements as is necessary to maintain the interest of Trustee created by this Agreement with respect to the Trust and reciting the details of such action or stating that no such action is necessary to maintain such interests. Such Officer's Certificate shall also describe the recording, filing, rerecording and refiling of any financing statements and continuation statements that will be required to maintain the interest of Trustee in the Trust until the date such next Officer's Certificate is due. Servicer will use its best efforts to cause any necessary recordings or filings to be made with respect to the Trust.

     Section 8.05 Annual Independent Public Accountant's Servicing Report;
                  --------------------------------------------------------
Annual Federal Tax Lien Search.
------------------------------

     (a) Servicer at its expense shall cause Independent Public Accounts (who may also render and deliver other services to Servicer and its Affiliates) to prepare a statement to Back-up Servicer, Trustee, Certificateholders, Bond Insurer and Rating Agencies dated as of June 30, 1998, and annually as of each June 30 thereafter, to the effect that the Independent Public Accountants have examined the Servicing Procedures, manuals, guides and records of Servicer, and the accounts and records of Servicer relating to the Lease Contracts and the Lease Files (which procedures, manuals, guides and records shall be described in one or more schedules to such statement), that such Independent Public Accountants have compared the information contained in the Monthly Statements delivered in the prior twelve months (except for the initial report which shall be for the period from the Initial Closing Date to June 30, 1998) with information contained in the accounts and records for such period, and that, on the basis of such examination and comparison, nothing has come to the Independent Public Accountant's attention to indicate that Servicer has not, during the relevant period, serviced the Lease Contracts in compliance with such Servicing Procedures, manuals and guides and in the same manner required by Servicer's standards and with the same degree of skill and care consistent with that which Servicer customarily exercises with respect to similar contracts owned by it and otherwise in compliance with this Agreement, that such accounts and records have not been maintained in accordance with the Principal Agreements, that the information contained in the Monthly Statements does not reconcile with the information contained in the accounts and records or that such certificates, accounts and records have not been properly prepared and maintained in all material respects or in accordance with the requirements of this Agreement, except in each case for (a) such exceptions as the Independent Public Accountant shall believe to be immaterial and (b) such other exceptions as shall be set forth in such statement. On or before September 30 of each year, commencing on September 30, 1997, Servicer shall deliver to Back-up Servicer, Trustee, Certificateholders and Bond Insurer a copy of such statement.

     (b) Promptly after the end of Servicer's fiscal year, Servicer, at its expense, shall cause a search of any and all federal tax liens against the affiliated group of which Seller and Rockford are members within the meaning of
Section 1504 of the Internal Revenue Code (the "Affiliated Group") as of the end
                                                ----------------
of such fiscal year to be conducted and shall deliver to Back-up Servicer, Trustee, Bond Insurer and Certificateholders on or before July 31st of each year, commencing July 31, 1998, an Officer's Certificate signed by a Servicing Officer (i) stating that there are no outstanding federal tax liens filed against any member of the Affiliated Group or (ii) listing the outstanding federal tax liens filed against any member of such Affiliated Group. In the event any such certificate shall disclose any such federal tax liens, Servicer shall promptly thereafter, satisfy any such federal tax liens.

     Section 8.06 Filing. No later than 30 days after the Initial Closing Date,
                  ------
with respect to the Lease Contracts purchased by the Trust on the Initial Closing Date, and no later than 30 days after the related Subsequent Closing Date with respect to Lease Contracts purchased by the Trust on the such Subsequent Closing Date, Rockford and Seller shall file UCC-1 financing statements or other lien perfection documents described in Section 2.04 of the
                                                           ------------
Purchase Agreement. From time to time, Servicer shall take or cause to be taken such actions and execute such documents as are necessary to perfect and protect the Trust's, Bond Insurer's and Certificateholders' interests in the Lease Contracts, and the Equipment owned by Seller against all other Persons, including, without limitation, the filing of financing statements or vehicle lien applications, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title.

     Section 8.07 Name Change or Relocation.  If any change in either
                  -------------------------
Rockford's or Seller's name, identity, structure or the location of its principal place of business or chief executive office occurs, then Rockford or Seller, as the case may be, shall deliver ten (10) days prior written notice of such change or relocation to Servicer, the Controlling Party, and Trustee and no later than five (5) days after the effective date of such change or relocation, Servicer shall file such amendments or statements as may be required to preserve and protect Certificateholders' or Bond Insurer's interests in the Trust Assets.

     Section 8.08 Chief Executive Office.  During the term of this Agreement,
                  ----------------------
Seller will maintain its chief executive office and principal place of business in one of the States of the United States.

     Section 8.09 Costs and Expenses.  Servicer agrees to pay all reasonable
                  ------------------
costs and disbursements in connection with the perfection and the maintenance of perfection, as against all third parties, of the Trust's, Bond Insurer's and Certificateholders' right, title and interest in and to the Trust Assets.

                                  ARTICLE IX

                               SERVICER DEFAULTS


     Section 9.01 Servicer Defaults. If any one of the following events (each, a
                  -----------------
"Servicer Default") shall occur:
----------------

     (a) any failure by Servicer to endorse and deposit on a daily basis the contents of the Lockbox Account pursuant to Section 4.02, to direct the Lockbox
                                            ------------
Account Bank to make deposits in the Investment Account at the times specified herein, to make any Servicer Advance in accordance with Section 3.03, to make
                                                        ------------
any deposits to the Investment Account of Collections received or required to be made by Servicer at the times specified herein, to give instructions or notice to Trustee to make a required drawing under the Letter of Credit or to make a Cash Collateral Withdrawal or to make the payments and deposits on a Deposit Date in accordance with Section 4.08(b), in each case on or before the date
                        ---------------
occurring five (5) Business Days after the date such deposit, wire transfer or such instruction or notice is required to be made or given, as the case may be, under the terms of this Agreement;

     (b) failure on the part of Servicer to deliver the Monthly Statement in accordance with Section 3.09(a);
                ---------------

     (c) failure on the part of Servicer duly to observe or perform in any material respect any other covenants or agreements of Servicer set forth in this Agreement, which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to Servicer by Trustee, or to Servicer and Trustee by the Majority Certificateholders or Bond Insurer; or , except as provided in Section
                                                                        -------
9.02(a) hereof, Servicer shall delegate or attempt to delegate its duties under
-------
this Agreement;

     (d) any representation, warranty or certification made by Servicer in this Agreement or in any certificate delivered pursuant to this Agreement shall prove to have been incorrect when made, which has a material adverse effect on the rights of the Certificateholders or Bond Insurer or on the ability of Servicer to perform its obligations hereunder and which continues to be incorrect in any material respect for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to Servicer by Trustee, or to Servicer and Trustee by the Majority Certificateholders or Bond Insurer;

     (e) Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to Servicer or of or relating to all or substantially all of its property; or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make any assignment for the benefit of creditors or voluntarily suspend payment of its obligations; a petition is filed against Servicer seeking relief under the bankruptcy, arrangement, reorganization or other debtor relief laws of the United States or any state or other competent jurisdiction, and such petition, order, judgment or decree shall have remained in force, undischarged or unstayed for a period of sixty (60) days after its entry;

     (f) in the case of Rockford while acting as Servicer, (i) any of the events referred to in Sections 2.04 (h), (j) (other than a "threatened" action,
                -------------
proceeding or investigation, or an order, judgment or decree "proposed to be issued," as described therein), (l) or (m) of the Purchase Agreement shall have occurred, (ii) Sections 2.04(g) of the Purchase Agreement shall not have been
               ----------------
complied with, or (ii) the Net Worth Requirement shall not have been satisfied;

     (g) there shall at any one time be Defaulted Lease Contracts with Discounted Lease Contract Balances exceeding in the aggregate 3% of the then Initial Aggregate Certificate Principal Balance (in making such determination, the Discounted Lease Contract Balance of a Defaulted Lease Contract shall be determined without giving effect to the proviso in the definition of "Discounted Lease Contract Balance");

     (h) there shall at any one time be Delinquent Lease Contracts with Discounted Lease Contract Balances exceeding in the aggregate 8.5% of the Aggregate Discounted Lease Contract Balance;

     (i) there shall at any one time be Pre-Default Lease Contracts with Discounted Lease Contract Balances exceeding in the aggregate 2.5% of the Aggregate Discounted Lease Contract Balance;

     (j) the ratio of Servicer's indebtedness exclusive of non-recourse indebtedness (as determined in accordance with generally accepted accounting principles consistently applied) to its shareholders' equity shall be greater than 4:1, as of the end of any fiscal quarter of Servicer:

     (k) there shall be a downgrading of the rating of any of the Certificates by any Rating Agency;

     (l) the Available Amount shall be less than the Minimum Available Amount;
or

     (m) the Default Charge-off Ratio shall be more than 2.75%;

(provided, however, that if, after the Initial Cut-Off Date, Servicer shall
 --------  -------
merge, consolidate or effect any other corporate structural change, including without limitation any sale of the majority of its voting securities or transfer of ownership, the Controlling Party shall have the right, in its sole discretion, to modify the foregoing Servicer Defaults) then, Trustee may or, at the written direction of the Controlling Party, by notice then given in writing to Servicer (a "Termination Notice"), shall terminate all of the rights and
                ------------------
obligations of Rockford as "Servicer" hereunder and in and to the Trust Assets and the proceeds thereof. After receipt by Servicer of such Termination Notice, all authority and power of Servicer under this Agreement shall, with the prior written consent of the Controlling Party, pass to and be vested in Back-up Servicer; and, without limitation, Seller, Back-up Servicer and Trustee are hereby authorized and empowered (upon the failure of Servicer to cooperate) to execute and deliver, on behalf of Servicer, as attorney-in-fact or otherwise, all documents and other instruments upon the failure of Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. Servicer agrees to cooperate with Seller, Back-up Servicer, the Controlling Party and Trustee and any Successor Servicer in effecting the termination of the responsibilities and rights of Servicer to conduct servicing hereunder, including, without limitation, the transfer to such Successor Servicer of all authority of Servicer to service the Trust Assets provided for under this Agreement, and all authority over the Accounts and over all Collections which shall on the date of transfer be held by Servicer for deposit, or which have been deposited by Servicer in the Investment Account or the Certificate Accounts or which shall thereafter be received with respect to the Trust Assets, and in assisting the Successor Servicer and in enforcing all rights to Insurance Proceeds. Servicer shall promptly transfer its Lease Management System relating to the Trust Assets to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request, and shall promptly transfer to the Successor Servicer all other records, the Lease Files, correspondence and documents necessary for the continued servicing of the Trust Assets in the manner and at such times as the Successor Servicer shall reasonably request. To the extent that compliance with this Section 9.01 shall
                                                            ------------
require Servicer to disclose to the Successor Servicer information of any kind which Servicer reasonably deems to be confidential, the Successor Servicer shall be required to enter into such customary licensing and confidentiality agreements as Servicer shall deem reasonably necessary to protect its interest.

     Section 9.02 Back-up Servicer to Act; Appointment of Successor.  (a)  On
                  -------------------------------------------------
and after the receipt by Servicer of a Termination Notice pursuant to Section
                                                                      -------
9.01, Servicer shall continue to perform all servicing functions under this
----
Agreement until a Successor Servicer acceptable to the Controlling Party has assumed such servicing functions. Upon receipt by Servicer and Back-up Servicer of a Termination Notice and consent from the Controlling Party, Back-up Servicer shall be deemed to have been appointed and to have accepted appointment as "Successor Servicer" and shall succeed to the rights and obligations of Servicer on the date specified in the Termination Notice or as otherwise mutually agreed by Servicer, Trustee, Back-up Servicer and the Controlling Party established pursuant to the preceding sentence without further action on the part of any Person; provided, however, that (i) Back-up Servicer shall have the right to
        --------  -------
designate a Successor Servicer to act as Servicer in lieu of Back-up Servicer, subject to the approval of the Controlling Party, and (ii) Back-up Servicer or Successor Servicer may perform any duties of Servicer hereunder either directly or by or through agents or attorneys, and shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed with due care by it hereunder, provided that Back-up Servicer or Successor Servicer may not delegate any material duties as Servicer hereunder without the written consent of the Controlling Party. In the event that Back-up Servicer shall be prohibited under applicable law or shall otherwise fail to assume the duties of Servicer, or shall be terminated as Servicer pursuant to
Section 9.01, the Controlling Party may appoint a Successor Servicer and if the
------------
Controlling Party fails to do so Trustee shall as promptly as possible after the giving of a Termination Notice appoint a Successor Servicer acceptable to the Controlling Party and such Successor Servicer shall accept its appointment by written assumption in a form acceptable to Trustee and the Controlling Party; any such Successor Servicer (other than Back-up Servicer) to be subject to the approval of the Controlling Party. In the event that a Successor Servicer has not been appointed and has not accepted its appointment at the time when Servicer ceases to act as a Servicer, Trustee, without further action, shall automatically be appointed the Successor Servicer (such obligation on Trustee to only apply to appointment as the first Successor Servicer but not as the second Successor Servicer), unless Trustee shall be legally unable or shall be unwilling to so act, in which event Trustee shall petition a court of competent jurisdiction to appoint and establish a servicing entity having a net worth of not less than $1,000,000 and whose regular business includes the servicing of leases of equipment and is acceptable to the Controlling Party.

     (b) Upon its appointment, and subject to the provisions of Section 9.02(c)
                                                                ---------------
below, Successor Servicer shall be the successor in all respects to Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on Servicer by the terms and provisions hereof, and all references in this Agreement to Servicer shall be deemed to refer to the Successor Servicer and except that Servicer Advances shall be repayable to Servicer or the Successor Servicer, as the case may be, that actually made such Servicer Advances.

     (c) In connection with such appointment and assumption, Successor Servicer shall be entitled to such reasonable compensation, or Trustee may make such arrangements for the reasonable compensation of Successor Servicer out of Collections, as it and such Successor Servicer shall agree, and that shall include the Servicer Fee and Successor Servicer Fee

     (d) All authority and power granted to Servicer or any Successor Servicer under this Agreement shall automatically cease and terminate upon termination of the Trust pursuant to Section 11.01 and shall pass to and be vested in Seller
                      -------------
and, without limitation, Seller is hereby authorized and empowered to execute and deliver, on behalf of the Successor Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of the transfer of servicing rights. The Successor Servicer agrees to cooperate with Seller in effecting the termination of the responsibilities and rights of the Successor Servicer to conduct servicing on the Trust Assets. The Successor Servicer shall transfer its electronic records relating to the Trust Assets to Seller in such electronic form as Seller may reasonably request and shall transfer all other records, correspondence and documents to Seller in the manner and at such times as Seller shall reasonably request.

     (e) Following the delivery of a Termination Notice to Servicer, the Controlling Party may terminate Back-up Servicer or Successor Servicer within 5 Business Days upon written notice given to such party.

     Section 9.03 Notification to Certificateholders and Rating Agencies.
                  ------------------------------------------------------

         (a) Upon the occurrence of any Servicer Default, Servicer shall give prompt written notice thereof to Trustee and the Controlling Party, and Trustee thereupon shall give notice to the Certificateholders at their respective addresses appearing in the Certificate Register. Upon any termination or appointment of a Successor Servicer pursuant to this

Article IX, Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register and to the Controlling Party.

          (b) If at any time Servicer or Back-up Servicer becomes aware that the current sum of (i) the Available Amount, plus (b) the aggregate Class B Certificate Investor Interest (collectively, the "Aggregate Class A Credit
                                                  ------------------------
Enhancement"), is equal to 25% or less of the Aggregate Class A Credit
-----------
Enhancement in effect immediately after giving effect to the sale of Certificates on the preceding Closing Date, the Controlling Party shall notify each of the Rating Agencies of such decline in the Aggregate Class A Credit Enhancement.

     Section 9.04 Waiver of Past Defaults. The Controlling Party or, with the
                  -----------------------
prior written consent of Bond Insurer, the Majority Certificateholders, may, on behalf of all Holders of Certificates, waive in writing any default by Seller, Servicer or Successor Servicer in the performance of their respective obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived. Written notice of any such waiver shall be promptly given by Trustee to the Controlling Party.

     Section 9.05 Limitation.  In the event that Back-up Servicer is
                  ----------
appointed Successor Servicer hereunder, it shall be entitled to the following rights, remedies, and protections in carrying out its duties as Servicer hereunder: (i) the Successor Servicer shall not be liable for any act or omission in carrying out its duties hereunder except for its own negligence, reckless disregard of its duties, bad faith or willful misconduct; (ii) the Successor Servicer may rely on and be fully protected in acting or refraining from acting in accordance with any resolution, certificate, letter, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other documents received by it which it has reason to believe is genuine and signed or presented to it by a proper party;(iii) the Successor Servicer may consult with counsel, and any opinion from such counsel (so long as such counsel is not an employee of the Successor Servicer or an Affiliate of the Successor Servicer) shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by the Successor Servicer in good faith in accordance with such opinion; (iv) the Successor Servicer shall not be responsible or liable for the validity, perfection, priority, continuation, or value of any security interest securing the Certificates, or for the value or collectibility of any Lease Contract, except in either case to the extent resulting from the Successor Servicer's gross negligence, reckless disregard of its duties, bad faith or willful misconduct; and (v) the Successor Servicer shall not be required to expend or risk its own funds for extraordinary expenses or otherwise incur extraordinary financial liability in the performance of its duties hereunder if it reasonably believes that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it (which assurance shall be deemed to have been given by an unsecured indemnity agreement from an institutional investor which is a Holder of Certificates and which has a net worth in excess of $50,000,000). The reference to extraordinary expenses and liabilities in part (v) of the preceding sentence refers to the expense for the out-of-pocket costs and expenses, including any attorneys' fees and expenses, incurred in connection with suits against Lessees for the enforcement of Leases, together with the risk of any liabilities or counterclaims which could be incurred in connection therewith.


                                   ARTICLE X

                                  THE TRUSTEE

     Section 10.01  Duties of Trustee.  (a) Trustee, prior to the occurrence
                    -----------------
of a Servicer Default and after the curing or waiving of all Servicer Defaults which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in the Principal Agreements to which it is a party. If a Servicer Default has occurred and shall be continuing (the appointment of a Successor Servicer including Trustee being deemed to constitute a cure of such Servicer Default), Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     (b) Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

     (c) Subject to Section 10.01(a), no provision of this Agreement shall be
                    ----------------
construed to relieve Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct, provided:

         (i) Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of Trustee, selected by Trustee with due care, unless it shall be proved that Trustee was negligent in ascertaining the pertinent facts;

         (ii) Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Controlling Party relating to the time, method and place of conducting any proceeding for any remedy available to Trustee, or exercising any trust or power conferred upon Trustee, under this Agreement;

         (iii) Trustee shall not be charged with knowledge of any failure by Servicer to comply with the obligations of Servicer referred to in clause
     (a) of Section 9.01 unless a Responsible Officer of Trustee obtains actual
            ------------
     knowledge of such failure, default or event or Trustee receives written notice of such failure, default or event from Servicer, Bond Insurer or the Majority Certificateholders;

          (iv) prior to the occurrence of any Servicer Default, and after the curing or waiving of all such Servicer Defaults that may have occurred, the duties and obligations of Trustee shall be determined solely by the express provisions of the Principal Agreements, Trustee shall not be liable except for the performance of such duties and obligations as shall be specifically set forth in the Principal Agreements to which Trustee is a party, no implied covenants or obligations shall be read into this Agreement against Trustee and, in the absence of bad faith on the part of Trustee, Trustee may conclusively rely on the truth of the statements and the correctness of the opinions expressed in any certificates or opinions furnished to Trustee and conforming to the requirements of this Agreement; and

          (v)  without limiting the generality of this Section 10.01 or Section
                                                       -------------    -------
     10.02, Trustee shall have no duty (i) to see to any recording, filing, or
     -----
     depositing of this Agreement, any agreement referred to herein, or any financing statement or continuation statement evidencing a security interest in the Lease Contracts or to see to the maintenance of any such recording, filing or depositing or to any rerecording, refiling or redepositing of any thereof, (ii) to see to any insurance of the Equipment or to effect or maintain any such insurance, (iii) to see to the payment or discharge of any tax, assessment or other governmental charge or any Lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust, (iv) to confirm or verify the contents of any reports or certificates of Servicer delivered to Trustee pursuant to this Agreement believed by Trustee to be genuine and to have been signed or presented by the proper party or parties, or (v) to inspect the Equipment at any time or ascertain or inquire as to the performance or observance of any of Seller's or Servicer's representations, warranties or covenants or Servicer's duties and obligations as Servicer.

     (d) Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require Trustee to perform, or be responsible for the manner of performance of, any of the obligations of Servicer or the Successor Servicer under this Agreement except during such time, if any, as Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, Servicer in accordance with the terms of this Agreement.

     (e) Except for actions expressly authorized by this Agreement, Trustee shall take no action reasonably likely to impair the interests of the Trust or the Controlling Party in any Trust Asset now existing or hereafter created or to impair the value of any Trust Asset now existing or hereafter created.

     (f) Except as specifically provided herein, Trustee shall have no power to vary the corpus of the Trust including, without limitation, the power to (i) accept any substitute obligation for a Trust Asset initially contributed to the Trust, (ii) add any other investment, obligation or security to the Trust or
(iii) withdraw from the Trust any Trust Assets, except for a withdrawal permitted hereunder.

     (g) In the event that the Paying Agent or the Transfer Agent and Registrar shall not be Trustee and fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Paying Agent or the Transfer Agent and Registrar, as the case may be, under this Agreement, Trustee shall be obligated promptly to perform such obligation, duty or agreement in the manner so required.

     Section 10.02  Certain Matters Affecting Trustee.  Except as otherwise
                    ---------------------------------
provided in Section 10.01:
            -------------

     (a) Trustee may rely on and shall be protected in acting on, or in refraining from acting in accordance with, any resolution, Officer's Certificate, written notice from a Servicing Officer, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented to it pursuant to this Agreement by the proper party or parties;

     (b) Trustee may consult with counsel, and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

     (c) Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of the Certificateholders, pursuant to the provisions of this Agreement, unless the Certificateholders shall have offered to Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve Trustee of the obligations, upon the occurrence of any Servicer Default which is continuing to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

     (d) Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

     (e) Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Bond Insurer or the Majority Certificateholders;

     (f) Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian, and Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed with due care by it hereunder, provided that Trustee may not delegate any material duties as Trustee hereunder without the written consent of the Controlling Party;

     (g) except as expressly required under the Principal Agreements, Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Trust Assets for the purpose of establishing the presence or absence of defects, the compliance by Seller or Servicer with their representations and warranties or for any other purpose; and

     (h) whenever in the administration of the provisions of this Agreement Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking, suffering or omitting any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of Trustee, be deemed to be conclusively proved and established by an Officer's Certificate or written notice of a Servicing Officer, and such Officer's Certificate or written notice of a Servicing Officer, in the absence of negligence or bad faith on the part of Trustee, shall be full warrant to Trustee for any action taken, suffered or omitted by it under the provisions of this Agreement upon the faith thereof.

     Section 10.03  Trustee Not Liable for Recitals in Certificates.  Trustee
                    -----------------------------------------------
assumes no responsibility for the correctness of the recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates). Except as set forth in Section 10.14, Trustee makes no
                                       -------------
representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the certificate of authentication on the Certificates) or of any Lease Contract or related document. Trustee shall not be accountable for (i) the use or application by Seller of any of the Certificates or the use or application by Seller of the proceeds of such Certificates, or for the use or application of any funds paid to Seller in respect of the Trust Assets or deposited in or withdrawn from the Investment Account, the Cash Collateral Account or any Certificate Account or (ii) any funds drawn under the Letter of Credit, in each case by direction of Servicer and shall not be responsible for filing any financing or continuation statements or certificates of title relating to the Trust Assets under the UCC or other applicable law of any applicable jurisdiction.

     Section 10.04  Rockford to Pay Certain of Trustee's Fees and Expenses.
                    ------------------------------------------------------
Servicer covenants and agrees to pay to Trustee from time to time, and Trustee shall be entitled to receive, reasonable and customary compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of Trustee, and Servicer will pay or reimburse Trustee (without reimbursement from any Account or otherwise) upon Trustee's request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by Trustee in accordance with any of the provisions of this Agreement (including securities transaction charges, supervisory servicing, custodial fees such as default administration and the reasonable fees and expenses of its agents and counsel, but excluding the fees and expenses of any Registrar and Transfer Agent, Paying Agent or authenticating agent) except (a) any such expense, disbursement or advance as may arise from its gross negligence or bad faith or willful or reckless misconduct and (b) any such securities transaction charges referred to above that have been waived during a Collection Period because of Trustee's receipt, in the case of certain Eligible Investments specified by Servicer, of compensation from a financial institution in consideration of making such Eligible Investments. The aforesaid fees and expenses shall be set forth in a letter agreement between Trustee and Rockford. Such fees and expenses shall not be limited by any provision of law in regard to the compensation of a Trustee of an express trust. When Trustee incurs expenses or renders services during the continuance of any Servicer Default, the expenses and the compensation for the services are intended to constitute expenses of administration under any applicable bankruptcy law. The obligations of Rockford under this Section 10.04 shall survive the termination of the Trust
                       -------------
and the resignation or removal of Trustee and the resignation or removal of Rockford as Servicer.

     Section 10.05  Eligibility Requirements for Trustee.  There shall at all
                    ------------------------------------
times be a Trustee hereunder which shall be acceptable to the Controlling Party and a national banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 10.05, the combined
                                                   -------------
capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time Trustee shall cease to be eligible in accordance with the provisions of this Section 10.05, it shall resign immediately in the manner
                       -------------
and with the effect hereunder specified in this Article X.
                                                ---------

     Section 10.06  Resignation or Removal of Trustee. (a) Trustee may at any
                    ---------------------------------
time resign and be discharged from the trust hereby created by giving written notice thereof to Seller, Servicer, Bond Insurer and the Certificateholders. Upon receiving such notice of resignation, Seller shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee; provided, however, that any such successor trustee must be
                   --------  -------
approved by the Controlling Party, which consent shall not be unreasonably withheld or delayed. If no successor trustee shall have been so appointed and have accepted within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee acceptable to the Controlling Party.

     (b) If at any time Trustee shall cease to be eligible in accordance with the provisions of Section 10.05 and shall fail to resign after written request
                  -------------
therefor by Seller with the consent of the Controlling Party or by the Controlling Party, or if at any time Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of Trustee or of its property shall be appointed, or any public officer take charge or control of Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then Seller may with the prior written consent of the Controlling Party and shall at the direction of the Controlling Party, remove Trustee and promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to Trustee so removed and one copy to the successor trustee at least 30 days in advance of the effective date of such removal; provided, any such successor trustee must be approved by the Controlling

Party. In addition to the foregoing rights, and provided Seller first obtains the written consent of the Controlling Party (which may be given or withheld in the sole and absolute discretion of the Controlling Party), Seller may remove Trustee at any time without cause and promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to Trustee so removed and one copy to the successor trustee; provided, any such successor trustee must be approved by the Controlling Party.

     (c) Any resignation or removal of Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 10.06 shall not become
                                                  -------------
effective until acceptance of appointment by the successor trustee acceptable to the Controlling Party as provided in Section 10.07 and any liability of Trustee
                                     -------------
arising hereunder shall survive such appointment of a successor trustee. Rockford shall promptly pay all fees and expenses owed to the outgoing Trustee as well as all other amounts due Trustee hereunder.

     Section 10.07 Successor Trustee. (a) Any successor trustee appointed as
                   -------------
provided in Section 10.06 shall execute, acknowledge and deliver to Seller, and
            -------------
to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall deliver to the successor Trustee all documents and statements held by it hereunder, and Seller and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations, including, without limitation, the execution of any documentation necessary to transfer the Letter of Credit to the successor Trustee.

     (b) No Person shall be appointed as successor trustee hereunder unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 10.05.
              -------------

     (c) Upon acceptance of appointment by a successor trustee as provided in this Section 10.07, such successor trustee shall mail notice of such succession
     -------------
hereunder to Bond Insurer and all of the Certificateholders at their respective addresses as shown in the Certificate Register.

     Section 10.08  Merger or Consolidation of Trustee.  Any Person into
                    ----------------------------------
which Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which Trustee shall be a party, or any Person succeeding to the corporate trust business of Trustee, shall be the successor of Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 10.05, without the
                                                      -------------
execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 10.09  Appointment of Co-Trustee or Separate Trustee.  (a)
                    ---------------------------------------------
Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or Trust Assets may at the time be located, Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders and Bond Insurer, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 10.09, such
                                                      -------------
powers, duties, obligations, rights and trusts as Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 10.05 and no
                                                           -------------
notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 10.07; provided, however, that each co-
                                -------------
trustee or separate trustee must be acceptable to the Controlling Party. The appointment of any co-trustee or separate trustee shall not relieve Trustee of any of its obligations under the Principal Agreements.

     (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

         (i) all rights, powers, duties and obligations conferred or imposed upon Trustee shall be conferred or imposed upon and exercised or performed by Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without Trustee joining in such act), except to the extent that under any laws of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to Servicer hereunder), Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of Trustee;

         (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder;

         (iii) Trustee may at any time and shall at the direction of the Controlling Party accept the resignation of or remove any separate trustee or co-trustee; and

         (iv) all duties owed hereunder to Trustee shall be deemed to be owed to each separate trustee and co-trustee.

     (c) Any notice, request or other writing given to Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article X. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, Trustee. Every such instrument shall be filed with Trustee and a copy thereof given to Servicer.

     (d) Any separate trustee or co-trustee may at any time constitute Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect to this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.

     (e) Servicer covenants and agrees to pay to any separate trustee or co-trustee from time to time, and any separate trustee or co-trustee shall be entitled to receive, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder, and Rockford will pay or reimburse any separate trustee or co-trustee (without reimbursement from any Account or otherwise) upon its request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by such separate trustee or co-trustee in accordance with any of the provisions of this Agreement (including the reasonable fees and expenses of its agents and counsel) except any such expense, disbursement or advance as may arise from its gross negligence or bad faith; provided, however, that this compensation is limited to Trustee Fee and the letter agreement between Trustee and Rockford.

     Section 10.10  Tax Returns.  In the event the Trust shall be required to
                    -----------
file tax returns, Servicer, as soon as practicable after it is made aware of such requirement, shall prepare or cause to be prepared any tax returns required to be filed by the Trust and shall remit such returns to Trustee for signature at least five Business Days before such returns are due to be filed. Servicer shall also prepare or shall cause to be prepared all tax information required by law to be distributed to Certificateholders and shall deliver such information to Trustee at least five Business Days prior to the date it is required by law to be distributed to Certificateholders. Trustee, upon written request, will furnish Servicer with all such information known to Trustee as may be reasonably required in connection with the preparation of all tax returns of the Trust. In no event shall Trustee or Servicer be liable for any liabilities, costs or expenses of the Trust or the Certificateholders arising under any tax law, including without limitation, Federal, state or local income or excise taxes or any other tax imposed on or measured by income (or any interest or penalty with respect thereto or arising from a failure to comply therewith).

     Section 10.11  Trustee May Enforce Claims Without Possession of
                    ------------------------------------------------
Certificates.  All rights of action and claims under this Agreement or the
------------
Certificates may be prosecuted and enforced by Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by Trustee shall be brought in its own name as Trustee and shall be consented to, prior to institution, by the Controlling Party. Any recovery of judgment shall, after provision for the payment of the reasonable compensation and reasonable out-of-pocket expenses, disbursements and advances of Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders and Bond Insurer in respect of which such judgment has been obtained.

     Section 10.12  Suits for Enforcement.  If a Servicer Default shall have
                    ---------------------
occurred and be continuing, Trustee, subject to the provisions of Section 10.01
                                                                  -------------
and with the prior written consent of the Controlling Party, proceed to protect and enforce its rights and the rights of the Certificateholders and Bond Insurer under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy as Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of Trustee or the Certificateholders.

     Section 10.13  Rights of the Controlling Party to Direct Trustee.  The
                    -------------------------------------------------
Controlling Party shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to Trustee, or exercising any trust or power conferred on Trustee; provided, subject to Section 10.01, Trustee
                                                          -------------
shall have the right to decline to follow any such direction if Trustee being advised by counsel selected by it with due care determines that the action so directed may not lawfully be taken, or if Trustee in good faith shall determine that the proceedings so directed would be illegal or expose it to a material risk of adverse personal liability; and provided further, nothing in this Agreement shall impair the right of Trustee to take any action deemed proper by Trustee and which is not inconsistent with such direction.

     Section 10.14  Representations and Warranties of Trustee.  Trustee
                    -----------------------------------------
represents and warrants that:

          (i) Trustee is a national banking association, organized, existing and in good standing under the laws of the United States of America;

          (ii) Trustee has full power, authority and right to execute, deliver and perform each of the Principal Agreements to which it is a party, and has taken all necessary action to authorize the execution, delivery and performance by it of each of the Principal Agreements to which it is a party;

          (iii) the execution, delivery and performance by Trustee of the Principal Agreements (a) will not violate any provision of any law or regulation governing the banking and trust powers of Trustee or any order, writ, judgment, or decree of any court, arbitrator or Governmental Authority applicable to Trustee or any of its assets, (b) will not violate any provision of the corporate charter or by-laws of Trustee, (c) will not violate any provision of, or default under, or result in the creation or imposition of any Lien on any properties included in the Trust Assets pursuant to the provisions of any mortgage, indenture, contract, agreement or other undertaking to which it is a party or which is binding upon it or upon any of its assets except as permitted hereunder, and (d) will not require any additional authorization, consent or approval or the giving of any prior notice to, or the prior filing or registration with, any Governmental Authority or agency regulating the activities of Trustee or any successor Trustee;

          (iv) there is no litigation pending or, to the best knowledge of Trustee, threatened, before or by any court, public body or board calling into question the creation, organization or existence of Trustee, or the authority or ability of Trustee to accept the Trust and perform its duties and obligations hereunder and under the other Principal Agreements; and

          (v) each of the Principal Agreements to which it is a party have been duly executed and delivered by Trustee, and each constitutes a legal, valid and binding obligation of Trustee enforceable against Trustee in accordance with its terms.

     Section 10.15  Maintenance of Office or Agency.  Trustee will maintain at
                    -------------------------------
its expense in Houston, Texas, an office or offices or agency or agencies where notices and demands to or upon Trustee in respect to the Certificates and this Agreement may be served. Trustee initially appoints the Corporate Trust Office as its office for such purposes. Trustee will give prompt written notice to Servicer, Bond Insurer and to each Certificateholder of any change in the location of the Certificate Register or any such office or agency.

     Section 10.16  Servicer Default.  Trustee shall promptly notify each of
                    ----------------
the Rating Agencies, the Controlling Party and SunAmerica upon becoming aware that a Servicer Default has occurred.

     Section 10.17  Review of Lease Files.  Within three Business Days after
                    ---------------------
Trustee receives the Lease Files for the Lease Contracts assigned to Trustee for the benefit of the Certificateholders and Bond Insurer on a Closing Date, Trustee shall review the Lease Files and shall deliver to the Certificateholders and Bond Insurer a certificate in the form attached as Exhibit "G" whereby
                                                       -----------
Trustee confirms that its review of the Lease Files for the Lease Contracts has been completed without any exceptions other than those noted therein.

                                  ARTICLE XI

                                  TERMINATION


     Section 11.01  Termination of Trust.  (a) The respective obligations and
                    --------------------
responsibilities of Seller, Servicer and Trustee created hereby (other than the obligation of Trustee to make payments to the Certificateholders as hereafter set forth and other than liability for any breach by any such party prior to the date of such termination of any of its obligations, representations or warranties under this Agreement) shall terminate, except with respect to the duties described in Sections 3.07(c), 8.02, 10.04 and 11.03(b), upon the Trust
                    -------------------------------------------
Termination Date.

     (b) If on the Trust Termination Date there are any unpaid amounts due with respect to the Certificates, Trustee shall, at the written direction of the Controlling Party, sell, dispose of or otherwise liquidate an amount of the Trust Assets remaining in the Trust, sufficient to pay any such unpaid amounts, in a commercially reasonable manner and on commercially reasonable terms. The proceeds of such sale, disposition or liquidation shall be treated as Collections, deposited into the appropriate accounts, and distributed in accordance with Section 4.08(b). Trustee will rely upon the advice and
                ---------------
instructions of the Controlling Party with respect to the manner and terms of any such sale.

     Section 11.02 Optional Purchase. Seller will have the option but not the
                   -----------------
obligation, on or after the earlier to occur of the Payment Date as of which the Aggregate Discounted Lease Contract Balance (adjusted, however, to include the present value of any Scheduled Payments for which Servicer Advances have been made that Servicer in good faith believes it will be able to recoup from subsequent Collections under the applicable Lease Contracts) has declined to 10% or less of the Initial Aggregate Certificate Principal Balance, to purchase all, but not less than all, of Trustee's right, title and interest in the Equipment and the Lease Contracts at a price equal to (a) the aggregate Certificate Principal Balance of all Certificates outstanding as of such date, plus all accrued but unpaid interest thereon (including, as applicable, accrued and unpaid interest as calculated at the Blended Class A Interest Shortfall Rate and the Blended Class B Interest Shortfall Rate, as provided in the definitions of "Class A Interest Shortfall Carryover" and the "Class B Interest Shortfall Carryover," respectively, plus (b) accrued interest on the Certificates for one
                          ----
month, plus (c) any unpaid Servicing Fees, Back-up Servicer Fee, Trustee's Fee
       ----
and Transition Costs then due and payable, plus (d) all amounts due to Bond
                                           ----
Insurer hereunder and under the Insurance Agreement (collectively, the "Optional
                                                                        --------
Purchase Amount"). The Optional Purchase Amount will be paid in immediately
---------------
available funds on the Business Day preceding a Payment Date into the Investment Account and will be distributed by Trustee to the Certificateholders, Servicer and Bond Insurer.

     Section 11.03 Final Distribution. (a) Written notice of any termination,
                   ------------------
specifying the Payment Date upon which the Certificateholders shall surrender their Certificates for payment of the final distribution and cancellation, shall be given (subject to at least two Business Days' prior notice from Servicer to Trustee and the Controlling Party) by Trustee to the Certificateholders, mailed not later than the fifth Business Day of the month that includes such final Payment Date specifying (i) the Payment Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or offices of the Paying Agent therein designated, (ii) the amount of any such final payment, (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or offices therein specified and
(iv) that the Certificates shall cease to bear interest hereunder upon payment in full of the of the respective Class A Certificate Investor Interest or Class B Certificate Investor Interest. Servicer's notice to Trustee and the Controlling Party in accordance with the preceding sentence shall be accompanied by an Officer's Certificate setting forth the information specified in Section
                                                                       -------
3.09 covering the period during the then current calendar year through the date
----
of such notice. Trustee shall give such notice to the Transfer Agent and Registrar and the Paying Agent at the time such notice is given to the Certificateholders.

     (b) Notwithstanding the termination of the Trust, all Collections in respect of Trust Assets held by Servicer and all funds then on deposit in the Accounts, up to an amount at least equal to the Optional Purchase Amount (as calculated on the final Payment Date), shall continue to be held in trust for the benefit of the Certificateholders and the Paying Agent or Trustee shall pay such funds in the manner provided in Section 4.08(b). In the event that all of
                                     ---------------
the Certificateholders shall not surrender their Certificates for cancellation within 30 days after the date specified in the above-mentioned written notice, Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within 30 days after the second notice all the Certificateholders shall not have surrendered their Certificates for cancellation, Trustee shall distribute to Seller all funds then on deposit in such accounts, all liability of Trustee and the Controlling Party with respect to such funds shall thereafter cease and the remaining Certificateholders shall thereafter look only to Seller for the payment of any sums to which they may be entitled in respect of their Certificates. Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid by Servicer.

                                  ARTICLE XII

                           MISCELLANEOUS PROVISIONS


     Section 12.01 Amendment. (a) This Agreement may be amended from time to
                   ---------
time by written agreement executed by each of Servicer, Back-up Servicer, Seller and Trustee, with the consent of the Controlling Party but without the consent of any of the Certificateholders, to cure any ambiguity or to correct or supplement any provisions herein which may be inconsistent with any other provisions herein; provided, however, that such action shall not, as evidenced
                   --------  -------
by an Opinion of Counsel delivered by Servicer to Trustee and the Controlling Party, adversely affect in any material respect the interests of the Certificateholders and such Opinion of Counsel shall further state that the execution of such amendment is authorized or permitted by this Agreement. Trustee may, subject to the provisions in the immediately preceding sentence, but shall not be obligated to, enter into any such amendment which affects Trustee's rights, duties or immunities under this Agreement or otherwise.

     (b) This Agreement may also be amended from time to time by written agreement executed by each of Servicer, Back-up Servicer, Seller and Trustee with the consent of Bond Insurer and the Majority Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of the Certificateholders; provided, no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Certificate without the consent of such Certificateholder, (ii) change the definition of or the manner of calculating the Class A Certificate Investor Interest, Class B Certificate Investor Interest, Class A Certificate Distributable Amount or Class B Certificate Distributable Amount without the consent of each affected Certificateholder, (iii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of each Certificateholder or (iv) change the definition of Minimum LOC Amount, Available Amount, Minimum Available Amount or Majority Certificateholders without the consent of each Certificateholder. Servicer shall deliver to Trustee and the Controlling Party, upon execution and delivery of any amendment pursuant to this clause (b), an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. Trustee may, but shall not be obligated to, enter into any such amendment which affects Trustee's rights, duties or immunities under this Agreement or otherwise.

     (c) Not less than five days prior to the execution of any amendment to this Agreement under Section 12.01(b), Trustee shall furnish written notice of such
                ----------------
amendment including a copy of the text of the proposed amendment to Bond Insurer and each

Certificateholder. Promptly after the execution of any other amendment or consent Trustee shall furnish written notification of the substance of such amendment to Bond Insurer, each Rating Agency and each Certificateholder.

     (d) It shall not be necessary for the consent of Certificateholders under this Section 12.01 to approve the particular form of any proposed amendment, but
     -------------
it shall be sufficient if such Certificateholders shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as Trustee may prescribe.

     Section 12.02 Protection of Right, Title and Interest to Trust Assets. (a)
                   -------------------------------------------------------
Servicer shall cause this Agreement, all amendments hereto and/or all financing statements and continuation statements and any other necessary documents covering Bond Insurer's, Certificateholder's and Trustee's right, title and interest to the Trust Assets and its security interest in the Equipment and other Trust Assets to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of Trustee hereunder to all property comprising the Trust Assets and its security interest in the Equipment and other Trust Assets, all as provided in, and subject to, Section 2.01(g). Servicer shall deliver to Trustee
                             ---------------
a financing statement recording chart containing the filing information with respect to any documents recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. Seller and Servicer shall cooperate fully in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 12.02(a).
              -----------------

     (b) Servicer will give the Controlling Party and Trustee prompt written notice of any relocation of any office from which it services Trust Assets or keeps records concerning the Trust Assets or of its principal executive office and whether, as a result of such relocation, the applicable provisions of the relevant UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to continue the perfection of Trustee's security interest in the Trust Assets, the Equipment and the proceeds thereof. Servicer will at all times maintain each office from which it services Trust Assets and its principal executive office within the United States of America.

     Section 12.03 Limitation on Rights of Certificateholders. (a) The death,
                   ------------------------------------------
incapacity or dissolution of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor shall such death, incapacity or dissolution entitle such Certificateholder's legal representatives, heirs, successors or assigns to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     (b) No Certificateholder shall have any right to vote (except with respect to the matters specifically provided herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any

Certificateholder be under any liability to any third person by reason of any action taken by any of the parties to this Agreement pursuant to any provision hereof.

     (c) No Certificateholder shall have any right by virtue of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this

Agreement, unless the Controlling Party has given its prior written consent, such Certificateholder previously shall have given to Trustee written notice of any default hereunder, and unless the Majority Certificateholders shall have made written request upon Trustee to institute such actions, suit or proceeding in its own name as Trustee hereunder and shall have offered to Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and Trustee, that no one or more Certificateholder shall have the right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Certificateholders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Certificateholder (except as expressly provided in Section 4.08(b)), or to
                                                   ---------------
enforce any right under this Agreement, except in the manner herein provided. For the protection and enforcement of the provisions of this Section 12.03, each
                                                             -------------
and every Certificateholder and Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 12.04  Governing Law.  This Agreement shall be governed by and
                    -------------
construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     Section 12.05  Notices.  All demands, notices, and communications under
                    -------
this Agreement shall be in writing and shall be deemed to have been duly given, made and received (i) one (1) Business Day after it is delivered against receipt of registered or certified mail or upon actual receipt of registered or certified mail, postage prepaid, return receipt requested; (ii) when delivered by courier with appropriate evidence of receipt; or (iii) one (1) Business Day after it is transmitted via facsimile transmission with appropriate evidence of receipt at the following address of the recipient: (a) in the case of Seller, at 10 Mountainview Road, Suite 103, South Wing, Upper Saddle River, New Jersey 07458, (b) in the case of Servicer, at 1851 East First Street, Suite 600, Santa Ana, California 92705, (c) in the case of Trustee, at the Corporate Trust Office, (d) in the case of Back-up Servicer, at the Corporate Trust Office, (e) in the case of Moody's, at 99 Church Street, New York, New York 10007,
Attention: ABS Surveillance Group, (f) in the case of Standard & Poor's, at 26 Broadway, New York, New York, Attention: Asset Backed Surveillance Group, (g) in the case of Duff & Phelps, at 55 East Monroe Street, Chicago, IL 60603,
Attention: Asset Backed Monitoring Group, (h) in the case of Bond Insurer, at 885 Third Avenue, New York, New York 10022, Attention: Head of Exposure Management or Senior Risk Officer, and (i) in the case of the Majority Certificateholders or any other Certificateholder, to SunAmerica c/o SunAmerica Life Insurance Company, 700 Louisiana, Suite 3905, Houston, Texas 77002, Attn:
Mr. Tom Denkler. Any party may alter the address to which communications are to be sent by giving notice of such change of address in conformity with the provisions of this Section 12.05 for giving notice and by otherwise complying
                   -------------
with any applicable terms of this Agreement.

     Section 12.06  Severability of Provisions.  If any one or more of the
                    --------------------------
covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or rights of the Certificateholders thereof.

     Section 12.07 Assignment. This Agreement may not be assigned by Servicer,
                   ----------
Trustee, Back-up Servicer or Seller without the prior consent of the Controlling Party.

     Section 12.08 Certificates Nonassessable and Fully Paid.  It is the
                   -----------------------------------------
intention of Seller and the Certificateholders that the Certificateholders shall not be personally liable for obligations of the Trust, that the interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and that Certificates upon authentication thereof by Trustee pursuant to Section 6.02 are and shall be
                                              ------------
deemed fully paid.

     Section 12.09 Further Assurances.  Seller and Servicer agree to do and
                   ------------------
perform from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Controlling Party or Trustee more fully to effect the purposes of this Agreement in a manner consistent with this Agreement, including, without limitation, the execution of any financing statements or continuation statements or other documents or instruments relating to the Trust Assets for filing under the provisions of the UCC or other relevant laws of any applicable jurisdiction.

     Section 12.10 No Waiver; Cumulative Remedies. No failure to exercise and no
                   ------------------------------
delay in exercising, on the part of Trustee, Bond Insurer or the Certificateholders, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

     Section 12.11 Counterparts.  This Agreement may be executed in two or
                   ------------
more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

     Section 12.12 Third-Party Beneficiary. Bond Insurer is an express third
                   -----------------------
party beneficiary of this Agreement and is entitled to enforce this Agreement as if it were a party hereto.

     Section 12.13 Actions by Certificateholders.
                   -----------------------------

     (a) Wherever in this Agreement a provision is made that an action may be taken or a notice, demand or instruction given by Certificateholders, such action, notice or instruction may be taken or given by any Certificateholder, unless such provision requires a specific percentage of Certificateholders.

     (b) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall be evidenced in such manner as is satisfactory to Trustee and shall bind such Certificateholder and every subsequent Holder of such Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of any thing done or omitted to be done by Trustee or Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

     Section 12.14  Intention of Parties.  For tax purposes, including
                    --------------------
Federal, state and local income and franchise taxes and any other tax imposed on or measured by income, the parties to this Agreement and the Certificateholders, by acceptance of the Certificates, intend that the Certificates will be treated as indebtedness and, except to the extent otherwise required by law, (i) each Certificateholder, by acceptance of its Certificate, agrees to treat the interests evidenced by the Certificates as indebtedness, and further agrees that any Certificateholder acquiring an interest in a Certificate though it may do so only subject to an obligation to comply with this Agreement as to the treatment of such Certificate as indebtedness for tax purposes, and (ii) Rockford and Seller agree to treat the transactions contemplated by this Agreement as a financing (and not as a sale of the Trust Assets by Rockford or Seller), and Rockford agrees to include in the computation of its Federal, state and local income and franchise taxes and any other tax imposed on or measured by income, all items of income, gain, loss, deduction and credit attributable to the ownership of the Lease Contracts, subject to the indebtedness represented by the Certificates. The function of Seller and the Trust is to provide for the segregation of the Trust Assets and to provide a mechanism for using the Trust Assets and the proceeds thereof for the payment of principal and interest on the Certificates. For tax purposes, Seller and the Trust serve merely as a nominee for Rockford. If the Trust is deemed to be a partnership for tax purposes, the Certificateholders shall be allocated gross income equal to the interest accrued on their Certificates; the balance of any income and all expenses shall be allocated to Rockford. Except as expressly provided in this Agreement or in the Purchase Agreement or the Equipment and Lease Purchase Agreement, neither Seller nor the Trust shall engage in any business or other activity.

     Section 12.15  Merger and Integration.  Except as specifically stated
                    ----------------------
otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all other prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

     Section 12.16  Headings.  The headings herein are for purposes of
                    --------
reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

     Section 12.17  Certificates and Opinions of Counsel.  (a) Any
                    ------------------------------------
certificate delivered hereunder may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, unless the Person delivering such certificate knows, or in the exercise of reasonable care should know, that such opinion with respect to the matters upon which such certificate may be based as aforesaid is erroneous. Any Opinion of Counsel or certificate delivered hereunder may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of Servicer, or Seller, as the case may be, stating that the information with respect to such factual matters is in the possession of Servicer or Seller, as the case may be, unless such counsel or the Person delivering such certificate knows, or in the exercise of reasonable care should know, that such certificate, opinion or representations with respect to such matters are erroneous. Any Opinion of Counsel delivered hereunder may contain exceptions and qualifications satisfactory to Trustee and the Controlling Party.

     (b) Any Opinion of Counsel or certificate delivered hereunder may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by Independent Public Accountants, unless such counsel or the Person delivering such certificate, as the case may be, knows that the certificate or opinions or representations with respect to the accounting matters upon which the certificate or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

     (c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments hereunder, they may, but need not, be consolidated and form one instrument.

     Section 12.18 Bond Insurer Default. If a Bond Insurer Default occurs and is
                   --------------------
continuing, Bond Insurer's right to consent hereunder and to direct Trustee shall be suspended until such Bond Insurer Default is cured.

     Section 12.19 Non-Petition.  Each party hereto and Bond Insurer agrees
                   ------------
that so long as this Agreement is in effect and for one year and one day after its termination, neither it nor any Affiliate thereof will file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against Seller."


                          [INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, Seller, Servicer, Back-up Servicer and Trustee have caused this Pooling and Servicing Agreement to be duly executed by their respective officers as of the day and year first above written.

                              ROCKFORD LIMITED I
                              as Seller


                          By:
                                   Larry Hartmann, President


                              ROCKFORD INDUSTRIES, INC.
                              as Servicer


                          By:
                                   Gerry Ricco, President



                              TEXAS COMMERCE BANK NATIONAL ASSOCIATION as Trustee and Back-up Servicer and as the Initial Registrar and Transfer Agent and Paying Agent


                          By:
                                   Name:
                                   Title:



                              SUNAMERICA LIFE INSURANCE COMPANY


                          By:
                                   Name:
                                   Title:


AGREED TO AND ACKNOWLEDGED
WITH RESPECT TO SECTION 12.19 ABOVE:
------------------------------------

CAPITAL MARKETS ASSURANCE CORPORATION


By:____________________________________________
  Name:
  Title: